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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Finisar Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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1389 Moffett Park Drive
Sunnyvale, California 94089

July 23, 2014

Dear Stockholder:

        You are cordially invited to attend this year's annual meeting of stockholders of Finisar Corporation on Tuesday, September 2, 2014, at 9:00 a.m. local time. The meeting will be held at the offices of O'Melveny & Myers LLP, located at 2765 Sand Hill Road, Menlo Park, CA 94025.

        We are pleased to again take advantage of the U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials primarily over the Internet. We have used this delivery process the last several years and found that it expedited stockholders' receipt of proxy materials and lowered the costs and reduced the environmental impact of distributing proxy materials for our annual meeting. On July 23, 2014, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials, including our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended April 27, 2014, over the Internet. The Notice also provides instructions on how to vote online or by telephone and includes instructions on how to receive a paper copy of the proxy materials by mail. If you receive your annual meeting materials by mail, the Notice of Annual Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card will be enclosed.

        The matters to be acted upon are described in the Notice of Annual Meeting of Stockholders and Proxy Statement. Following the formal business of the meeting, we will report on our company's operations and respond to questions from stockholders.

        Whether or not you plan to attend the meeting, your vote is very important and we encourage you to vote promptly. You may vote by proxy over the Internet or by telephone, or, if you received paper copies of the proxy materials by mail, you can also vote by mail by following the instructions on the proxy card. If you attend the meeting you will, of course, have the right to revoke the proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

        We look forward to seeing you at the annual meeting.

Very truly yours

JERRY S. RAWLS Chairman of the Board

EITAN GERTEL Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD TUESDAY, SEPTEMBER 2, 2014

        The Annual Meeting of Stockholders of Finisar Corporation, a Delaware corporation, will be held on Tuesday, September 2, 2014, at 9:00 a.m. local time, at the offices O'Melveny & Myers LLP, located at 2765 Sand Hill Road, Menlo Park, CA 94025, for the following purposes:

  1.
  To elect two Class III directors to hold office for a three-year term and until their respective successors are elected and qualified.

  2.
  To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 3, 2015.

  3.
  To vote on a non-binding advisory resolution to approve the compensation of our named executive officers (as defined in the proxy statement).

  4.
  To approve the amendment and restatement of the Finisar Corporation 2005 Stock Incentive Plan.

  5.
  To approve the amendment and restatement of the Finisar Corporation 2009 Employee Stock Purchase Plan.

  6.
  To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

        Stockholders of record at the close of business on July 11, 2014 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose relating to the meeting, during ordinary business hours at our principal offices located at 1389 Moffett Park Drive, Sunnyvale, California 94089. This Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended April 27, 2014, are available at http://investor.finisar.com/annual-proxy.cfm.

        Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the Annual Meeting of Stockholders, we urge you to vote and submit your proxy as promptly as possible in order to assure the presence of a quorum. You may vote by telephone, Internet or mail. If you vote by telephone or Internet, you do not have to mail in your proxy card. Voting in advance will not prevent you from voting in person at the meeting.

CHRISTOPHER E. BROWN Secretary

Sunnyvale, California
July 23, 2014

1389 Moffett Park Drive
Sunnyvale, California 94089

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

        The board of directors of Finisar Corporation is soliciting your proxy for the 2014 Annual Meeting of Stockholders to be held on Tuesday, September 2, 2014, at 9:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and related materials are first being made available to stockholders of the Company on or about July 23, 2014. References in this proxy statement to the "Company," "we," "our," "us" and "Finisar" are to Finisar Corporation, and references to the "annual meeting" are to the 2014 Annual Meeting of Stockholders. When we refer to the Company's fiscal year, we mean the annual period ending on the Sunday closest to the last day of April in each year. This proxy statement covers our 2014 fiscal year, which was from April 29, 2013 through April 27, 2014 ("fiscal 2014").

SOLICITATION AND VOTING

        Record Date.    Our board of directors has fixed the close of business on July 11, 2014 as the record date for determination of stockholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of the record date, 99,529,472 shares of common stock were outstanding and entitled to vote.

        Internet Availability of Annual Meeting Materials.    We are pleased to again take advantage of the rules adopted by the U.S. Securities and Exchange Commission ("SEC") allowing companies to furnish proxy materials over the Internet to their stockholders rather than mailing paper copies of those materials to each stockholder. On July 23, 2014, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials directing stockholders to a website where they can access our proxy statement for the annual meeting and our Annual Report for the fiscal year ended April 27, 2014 and view instructions on how to vote via the Internet or by phone. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials.

        Quorum.    A majority of the shares of common stock issued and outstanding as of the record date must be represented at the meeting, either in person or by proxy, to constitute a quorum for the transaction of business at the annual meeting. Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker or bank) or if you vote in person at the meeting. Abstentions and "broker non-votes" (shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter) will each be counted as present for purposes of determining the presence of a quorum.

        Vote Required to Adopt Proposals.    Each share of our common stock outstanding on the record date is entitled to one vote on each of the two director nominees and one vote on each other matter. For the election of directors, the two director nominees receiving the highest number of "FOR" votes will be elected as Class III directors. With respect to each of the other proposals, approval of the proposal requires the affirmative vote of a majority of the shares present or represented by proxy and voting at the annual meeting.

        Effect of Abstentions and Broker Non-Votes.    Abstentions and broker non-votes have no effect on the determination of whether a nominee or any of the proposals has received the vote of a majority of the shares of common stock present or represented by proxy and voting at the meeting. If you are a beneficial owner and hold your shares in "street name," it is critical that you cast your vote if you want it to count in the election of directors, the executive compensation advisory proposal, the proposal to amend and restate Finisar Corporation 2005 Stock Incentive Plan and the proposal to amend and restate the Finisar Corporation 2009 Employee Stock Purchase Plan. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. Routine matters include the ratification of auditors. Non-routine matters include the election of directors, the executive compensation advisory proposal, the proposal to amend and restate the Finisar Corporation 2005 Stock Incentive Plan and the proposal to amend and restate the Finisar Corporation 2009 Employee Stock Purchase Plan. Banks and brokers may not vote on these proposals if you do not provide specific voting instructions. Accordingly, we encourage you to vote promptly, even if you plan to attend the annual meeting. Proxies and ballots will be received and tabulated by the inspector of election for the annual meeting.

        Voting Instructions.    If you complete and submit your proxy card or voting instructions, the persons named as proxies will follow your instructions. If you are a stockholder of record and you submit a proxy card or voting instructions but do not direct how to vote on each item, the persons named as proxies will vote "FOR" the election of management's nominees for director, "FOR" ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 3, 2015, "FOR" the non-binding resolution to approve the compensation of our named executive officers "FOR" the amendment and restatement of the Finisar Corporation 2005 Stock Incentive Plan and "FOR" the amendment and restatement of the Finisar Corporation 2009 Employee Stock Purchase Plan.

        Depending on how you hold your shares, you may vote in one of the following ways:

  Stockholders of Record:    You may vote by proxy or over the Internet or by telephone. Please follow the instructions provided in the Notice, or, if you requested printed copies of the proxy materials, on the proxy card you received, then sign and return it in the prepaid envelope. You may also vote in person at the annual meeting.

  Beneficial Stockholders:    Your bank, broker or other holder of record will provide you with a voting instruction card for you to use to instruct them on how to vote your shares. Check the instructions provided by your bank, broker or other holder of record to see which options are available to you. However, since you are not the stockholder of record, you may not vote your shares in person at the annual meeting unless you request and obtain a valid proxy from your bank, broker or other agent.

        Votes submitted by telephone or via the Internet must be received by 11:59 p.m., Eastern Time, on September 1, 2014. Submitting your proxy by telephone or via the Internet will not affect your right to vote in person should you decide to attend the annual meeting.

        If you are a stockholder of record, you may revoke your proxy and change your vote at any time before the polls close by returning a later-dated proxy card, by voting again by Internet or telephone as more fully detailed in your Notice or proxy card, or by delivering written instructions to the Corporate Secretary before the annual meeting. Attendance at the annual meeting will not in and of itself cause your previously voted proxy to be revoked unless you specifically so request or vote again at the annual meeting. If your shares are held by a bank, broker or other agent, you may change your vote by submitting new voting instructions to your bank, broker or other agent, or, if you have obtained a legal proxy from your bank, broker or other agent giving you the right to vote your shares, by attending the annual meeting and voting in person.

        Solicitation of Proxies.    We will bear the entire cost of soliciting proxies. In addition to soliciting stockholders by mail, we will request banks, brokers and other intermediaries holding shares of our common stock beneficially owned by others to solicit proxies from the beneficial owners and will reimburse them for their reasonable, out-of-pocket costs. We may use the services of our directors, officers and other employees to solicit proxies, personally or by telephone, without additional compensation.

        Voting Results.    We will announce preliminary voting results at the annual meeting. We will report final results in a Form 8-K report filed with the SEC.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

        Our Certificate of Incorporation provides that the authorized number of members of the board of directors shall be fixed from time to time by the board of directors and that the terms of office of the members of the board of directors will be divided into three classes. At each annual meeting of stockholders, directors from one of the three classes are elected for a term of three years to succeed those directors whose terms expire at the annual meeting. The authorized number of directors is currently set at six, consisting of three classes of two members each.

        The term of the Class III directors will expire on the date of the upcoming annual meeting. Accordingly, two persons are to be elected to serve as Class III directors at the meeting. Management's nominees for election by the stockholders to those two positions are Eitan Gertel and Thomas E. Pardun, each of whom currently serves as a Class III member of the board. If elected, each nominee will serve as a director until our annual meeting of stockholders in 2017 and until their respective successors are elected and qualified. If either of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees, if any, as we may designate. The proxies cannot vote for more than two persons. If a quorum is present and voting, the two nominees for Class III director receiving the highest number of votes will be elected as Class III directors.

  The board of directors recommends a vote "FOR" the nominees named above.

        The following table sets forth information regarding our current directors, including the nominees for Class III directors to be elected at the annual meeting, as of July 1, 2014.

Name	Position with Finisar	Age	Director Since
Michael C. Child	Director	59	2010
Roger C. Ferguson	Director	71	1999
Eitan Gertel	Chief Executive Officer and Director	52	2008
Thomas E. Pardun	Director	70	2009
Jerry S. Rawls	Chairman of the Board	69	1989
Robert N. Stephens	Director	68	2005

Nominees for Election for a Three Year Term Expiring at the 2017 Annual Meeting of Stockholders

        Eitan Gertel has served as our Chief Executive Officer and as a director since the completion of the Optium merger in August 2008. Mr. Gertel served as Optium's President and as a director from March 2001 and as Chief Executive Officer and Chairman of the Board of Optium from February 2004 through the completion of the merger. Mr. Gertel served as President and General Manager of the former transmission systems division of JDS Uniphase Corporation from 1995 to 2001. JDSU is a provider of broadband test and management solutions and optical products. Mr. Gertel holds a B.S.E.E. from Drexel University. As our Chief Executive Officer, Mr. Gertel brings to the board significant senior leadership, industry and technical experience. As Chief Executive Officer, Mr. Gertel is in a position to provide the board with insight and information related to the Company's business and operations and to participate in the ongoing review of strategic issues.

        Thomas E. Pardun has served as a member of our board of directors since December 2009. Mr. Pardun is currently the Chairman of the Board of Directors of Western Digital Corporation, a manufacturer of hard-disk drives for the personal computer and home entertainment markets. Mr. Pardun has served in this capacity from January 2000 until November 2001 and again since April 2007. Mr. Pardun was President of MediaOne International, Asia-Pacific (previously U.S. West

International, Asia-Pacific, a subsidiary of U.S. West, Inc.), an owner/operator of international properties in cable television, telephone services and wireless communications companies, from May 1996 until his retirement in July 2000. Prior to 1996, Mr. Pardun served as President and CEO of U.S. West Multimedia Communications, a communications company. Before joining U.S. West, Mr. Pardun was President of the Central Group for Sprint, as well as President of Sprint's West Division, and Senior Vice President of Business Development for United Telecom, a predecessor company to Sprint. Mr. Pardun also held a variety of management positions during a 19-year tenure with IBM, concluding as Director of product-line evaluation. He is also a director of CalAmp Corporation, Calix, Inc. and MaxLinear, Inc., and served as a director of Occam Networks, Inc. from September 2004 until February 2011 when it was acquired by Calix, Inc. Mr. Pardun holds a B.B.A. in Business Administration from the University of Iowa. Mr. Pardun brings to the board extensive management and operations experience in the computer and telecommunications industries, including marketing and product development expertise, as well as his service in senior management positions.

Directors Continuing in Office until the 2016 Annual Meeting of Stockholders

        Jerry S. Rawls has served as a member of our board of directors since March 1989 and as our Chairman of the Board since January 2006. Mr. Rawls served as our Chief Executive Officer from August 1999 until the completion of the Optium Corporation merger in August 2008. Mr. Rawls also served as our President from April 2003 until the completion of the Optium merger and previously held that title from April 1989 to September 2002. From September 1968 to February 1989, Mr. Rawls was employed by Raychem Corporation, a materials science and engineering company, where he held various management positions including Division General Manager of the Aerospace Products Division and Interconnection Systems Division. Mr. Rawls holds a B.S. in Mechanical Engineering from Texas Tech University and an M.S. in Industrial Administration from Purdue University. Mr. Rawls' tenure with Finisar since 1989, including 20 years as President and/or Chief Executive Officer, provides him personal knowledge of the Company's history since shortly after its founding. This experience, together with his management and industry experience, enables him to provide the board with a unique perspective on the Company's business and operations and strategic issues.

        Robert N. Stephens has served as a member of our board of directors since August 2005 and as our Lead Director since March 2010. Mr. Stephens served as the Chief Executive Officer from April 1999 and President from October 1998 of Adaptec, Inc., a storage solutions provider, until his retirement in May 2005. Mr. Stephens joined Adaptec in November 1995 as Chief Operating Officer. Before joining Adaptec, Mr. Stephens was the founder and chief executive officer of Power I/O, a company that developed serial interface solutions and silicon expertise for high-speed data networking, that was acquired by Adaptec in 1995. Prior to founding Power I/O, Mr. Stephens was President and CEO of Emulex Corporation, which designs, develops and supplies Fibre Channel host bus adapters. Before joining Emulex, Mr. Stephens was Senior Vice President, General Manager, and founder of the Microcomputer Products Group at Western Digital Corporation. He began his career at IBM, where he served over 15 years in a variety of human resource management positions. Mr. Stephens holds a B.A. in Philosophy and Psychology and an M.S. in Industrial Psychology from San Jose State University. Mr. Stephens brings to the board executive and industry experience in a number of strategic and operational areas through his service as Chief Executive Officer of Adaptec, Power I/O and Emulex and in executive roles at Western Digital.

Directors Continuing in Office until the 2015 Annual Meeting of Stockholders

        Michael C. Child has served as a member of our board of directors since June 2010 and previously served on our board from November 1998 until October 2005. Mr. Child has been employed by TA Associates, Inc., a private equity firm, since 1982 where he currently serves as a Senior Advisor. Mr. Child served as a Managing Director of TA Associates from 1987 through 2010. Mr. Child also currently serves on the board of directors of IPG Photonics, which designs and manufactures high performance fiber lasers and amplifiers, and Ultratech, Inc., which designs and manufactures photolithography and thermal processing equipment, and served on the board of directors of Eagle Test Systems, a manufacturer of high performance automated test equipment for the semiconductor industry, from 2003 until November 2008 when it was acquired by Teradyne, Inc. Mr. Child holds a B.S. in Electrical Engineering from the University of California at Davis and an M.B.A. from the Stanford Graduate School of Business. Mr. Child has more than 30 years' experience investing in and acquiring technology and technology-related companies and has served on the boards of directors of numerous public and private companies, including companies in the fiber optics and semiconductor industries. This broad financial and industry experience enables Mr. Child to make a valuable contribution to the board. He also brings significant knowledge regarding the Company and its operations from his previous years of service on our board.

        Roger C. Ferguson has served as a member of our board of directors since August 1999. From June 1999 to December 2001, Mr. Ferguson served as Chief Executive Officer of Semio Corp., an early stage software company. Mr. Ferguson served as a principal in VenCraft, LLC, a venture capital partnership, from July 1997 to August 2002. From August 1993 to July 1997, Mr. Ferguson was Chief Executive Officer of DataTools, Inc., a database software company. From 1987 to 1993, Mr. Ferguson served as Chief Operating Officer of Network General Inc., a network analysis company. Mr. Ferguson holds a B.A. in Psychology from Dartmouth College and an M.B.A. from the Amos Tuck School at Dartmouth. Mr. Ferguson brings senior leadership experience and strategic and financial expertise to the board from his prior work as a senior executive of a public company and several private companies and as chief financial officer of a public company. Mr. Ferguson has extensive experience in both the hardware and software segments of the computer and telecommunications industries.

        There are no family relationships between any of our directors or executive officers.

 CORPORATE GOVERNANCE

Independence of Directors

        The board of directors has determined that, other than Jerry S. Rawls, our Chairman of the Board, and Eitan Gertel, our Chief Executive Officer, each of the current members of the board is an "independent director" for purposes of the NASDAQ Listing Rules and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as the term applies to membership on the board of directors and the various committees of the board of directors.

Board of Directors Leadership Structure

        Jerry S. Rawls serves as Chairman of our board of directors, Eitan Gertel serves as our Chief Executive Officer, and Messrs. Rawls and Gertel constitute our co-principal executive officers. The board believes that it is appropriate for Mr. Rawls to serve as Chairman given his long tenure with the Company and familiarity with our business strategy and our industry. The board also believes that having an executive officer serve as Chairman facilitates the flow of information between the board and management, thereby improving the board's ability to focus on key policy and operational issues and the long-term interests of our stockholders. In August 2008, on the recommendation of the Nominating and Governance Committee, the board established the position of Lead Director. Robert N. Stephens currently serves in that position. The Lead Director serves as the principal liaison between the independent directors and the Chairman. In that capacity, the Lead Director presides over executive sessions of the independent directors, chairs board meetings in the Chairman's absence, and collaborates with the Chairman on agendas, schedules and materials for board meetings. The board believes that this leadership structure provides the appropriate balance of management and non-management oversight.

Board of Directors' Role in Risk Oversight

        We face a number of risks, including general economic risks, operational risks, financial risks, competitive risks and reputational risks. Management is responsible for the day-to-day management of the risks that we face, while the board of directors, as a whole and through its committees, has responsibility for the oversight of risk management.

        While the full board of directors is charged with ultimate oversight responsibility for risk management, committees of the board also have responsibilities with respect to various aspects of risk management oversight. In particular, the Audit Committee plays a significant role in monitoring and assessing our financial and operational risks. The Audit Committee reviews and discusses with management areas of financial risk exposure and steps management has taken to monitor and control such exposure. The Audit Committee also is responsible for establishing and administering our code of ethics and reviewing and approving transactions between Finisar and any related parties. The Compensation Committee monitors and assesses risks associated with our compensation policies, and consults with management and the board, as well as the Compensation Committee's independent compensation consultant, regarding the development of incentives that encourage a level of risk-taking consistent with our overall strategy. The Nominating and Governance Committee has oversight responsibility for corporate governance risks, including risks associated with director independence.

        Our executive management meets regularly to discuss our strategy and the risks that we face. Senior officers attend board meetings where they are available to address questions or concerns raised by the board on risk management-related matters. In 2010, we instituted a comprehensive enterprise risk management ("ERM") program to assist management in identifying, assessing, monitoring and managing a broad range of risks. The ERM process is overseen by our Chief Financial Officer who periodically reports to the board on risk assessment and management's plans to manage or mitigate key risks. Our Internal Audit Department also plays an important role in risk management. Our Vice

President of Internal Audit reports directly to the Audit Committee, has direct and unrestricted access to the Audit Committee and regularly meets with the Audit Committee in executive session.

Executive Sessions

        Non-management directors generally meet in executive session without management present at each regularly scheduled meeting of the board. Mr. Stephens, in his capacity as Lead Director, presides at these executive sessions.

Meetings of the Board of Directors and Committees

        The board of directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. The board of directors held eight meetings during the fiscal year ended April 27, 2014. During the last fiscal year, no director attended fewer than 75% of the total number of meetings of the board and all of the committees of the board on which such director served during that period. The following table sets forth the standing committees of the board and the members of each committee as of the date this proxy statement was first made available to our stockholders.

Committee Composition	Audit	Compensation	Nominating and Governance
Michael C. Child	X	Chair
Roger C. Ferguson	Chair		X
Thomas E. Pardun	X	X	X
Robert N. Stephens		X	Chair
Number of meetings during fiscal 2014	4	6	4

  Audit Committee

        The members of the Audit Committee during fiscal 2014 were Messrs. Child, Ferguson and Pardun. Messrs. Ferguson and Pardun have been designated as audit committee financial experts, as defined in applicable SEC rules. The functions of the Audit Committee include oversight, review and evaluation of our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is responsible for the appointment, compensation, retention and oversight of our independent registered public accounting firm, and establishing and observing complaint procedures regarding accounting, internal auditing controls and auditing matters. Additional information concerning the Audit Committee is set forth in the Report of the Audit Committee immediately following Proposal No. 2.

  Compensation Committee

        The members of the Compensation Committee during fiscal 2014 were Messrs. Child, Pardun and Stephens. The Compensation Committee approves the compensation and benefits of our executive officers, reviews and approves equity awards to our employees and consults with management and the board regarding compensation programs for our executive officers. Additional information regarding the Compensation Committee is set forth in "Executive Compensation and Related Matters—Compensation Discussion and Analysis" below.

  Nominating and Governance Committee

        The members of the Nominating and Governance Committee during fiscal 2014 were Messrs. Ferguson, Pardun and Stephens. The Nominating and Governance Committee identifies prospective candidates for appointment and nomination for election to the board of directors and makes recommendations to the board concerning such candidates, develops corporate governance principles for recommendation to the board of directors, makes recommendations to the board of directors regarding board and committee compensation and oversees the evaluation of our directors.

Director Nominations

        The Nominating and Governance Committee is responsible for, among other things, the selection and recommendation to the board of directors of nominees for election as directors. When considering the nomination of directors for election at an annual meeting, the Nominating and Governance Committee reviews the needs of the board of directors for various skills, background, experience and expected contributions and the qualification standards established from time to time by the Nominating and Governance Committee. When reviewing potential nominees, including incumbents, the Nominating and Governance Committee considers the perceived needs of the board of directors, the candidate's relevant background, experience and skills and expected contributions to the board of directors. The Nominating and Governance Committee also seeks appropriate input from the Chairman of the Board, the Chief Executive Officer and other executive officers in assessing the needs of the board of directors for relevant background, experience and skills of its members.

        The Nominating and Governance Committee's goal is to assemble a board of directors that brings to Finisar a diversity of experience at policy-making levels in business and technology, and in areas that are relevant to Finisar's global activities. Directors should possess the highest personal and professional ethics, integrity and values and be committed to representing the long-term interests of our stockholders. They must have an inquisitive and objective outlook and mature judgment. They must also have experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are or have been affiliated. Director candidates must have sufficient time available, in the judgment of the Nominating and Governance Committee, to perform all board and committee responsibilities that will be expected of them. Members of the board of directors are expected to rigorously prepare for, attend and participate in all meetings of the board of directors and applicable committees. While we do not have a specific policy regarding diversity, when considering the nomination of directors, the Nominating and Governance Committee does consider the diversity of its directors and nominees in terms of knowledge, experience, background, skills, expertise and other demographic factors. Other than the foregoing, there are no specific minimum criteria for director nominees, although the Nominating and Governance Committee believes that it is preferable that a majority of the board of directors meet the definition of "independent director" set forth in NASDAQ and SEC rules. The Nominating and Governance Committee also believes it appropriate for one or more key members of the Company's management, including the Chief Executive Officer, to serve on the board of directors.

        The Nominating and Governance Committee will consider candidates for directors proposed by directors or management, and will evaluate any such candidates against the criteria and pursuant to the policies and procedures set forth above. If the Nominating and Governance Committee believes that the board of directors requires additional candidates for nomination, the Nominating and Governance Committee may engage, as appropriate, a third party search firm to assist in identifying qualified candidates. All incumbent directors and nominees will be required to submit a completed directors' and officers' questionnaire as part of the nominating process. The process may also include interviews and additional background and reference checks for non-incumbent nominees, at the discretion of the Nominating and Governance Committee.

        The Nominating and Governance Committee will also consider candidates for directors recommended by a stockholder, provided that any such recommendation is sent in writing to the board of directors, c/o Corporate Secretary, 1389 Moffett Park Drive, Sunnyvale, California 94089-1113; Fax: (408) 745-6097; Email address: corporate.secretary@finisar.com, at least 120 days prior to the anniversary of the date definitive proxy materials were mailed to stockholders in connection with the prior year's annual meeting of stockholders and contains the following information:

  •
  the candidate's name, age, contact information and present principal occupation or employment; and

  •
  a description of the candidate's qualifications, skills, background and business experience during at least the last five years, including his or her principal occupation and employment and the name and principal business of any company or other organization where the candidate has been employed or has served as a director.

        The Nominating and Governance Committee will evaluate any candidates recommended by stockholders against the same criteria and pursuant to the same policies and procedures applicable to the evaluation of candidates proposed by directors or management.

        In addition, stockholders may make direct nominations of directors for election at an annual meeting, provided the advance notice requirements set forth in our bylaws have been met. Under our bylaws, written notice of such nomination, including certain information and representations specified in the bylaws, must be received at our principal executive offices, addressed to the Corporate Secretary, at least 120 days in advance of the anniversary of the date definitive proxy materials were released to stockholders in connection with the previous year's annual meeting of stockholders, except that if no annual meeting was held in the previous year, if the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, or in the event of a special meeting, such notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made.

Communications by Stockholders with Directors

        Stockholders may communicate with the board of directors, or any individual director, by transmitting correspondence by mail, facsimile or email, addressed as follows: Board of Directors (or individual director), c/o Corporate Secretary, 1389 Moffett Park Drive, Sunnyvale, California 94089-1113; Fax: (408) 745-6097; Email Address: corporate.secretary@finisar.com. The Corporate Secretary will forward such communications to the board of directors or to the identified director(s), although spam, junk mail, mass mailings, solicitations, advertisements and communications that are abusive, in bad taste or that present safety or security concerns may be handled differently, as determined by the Corporate Secretary.

Director Attendance at Annual Meetings

        We attempt to schedule our annual meeting of stockholders at a time and date to accommodate attendance by directors, taking into account the directors' schedules. Directors are encouraged to attend our annual meeting of stockholders, but the board has not adopted a formal policy with respect to such attendance. All of our directors attended our last annual meeting of stockholders.

Committee Charters and Other Corporate Governance Materials

        We have a Code of Ethics, or the Code, and Corporate Governance Guidelines that apply to all of our employees, officers and directors. The Code and Corporate Governance Guidelines are available at http://investor.finisar.com/governance.cfm. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website, as well as via any other means then required by NASDAQ listing standards or applicable law.

        Our board of directors has adopted a written charter for each of the Audit Committee, Compensation Committee and Nominating and Governance Committee. Each charter is available on our website at http://investor.finisar.com/documents.cfm.

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is or has been an officer or employee of Finisar. During fiscal 2014, no member of the Compensation Committee had any relationship with Finisar requiring disclosure under Item 404 of Regulation S-K. During fiscal 2014, none of Finisar's executive officers served on the compensation committee (or its equivalent) or board of directors of another entity any of whose executive officers served on Finisar's Compensation Committee or board of directors.

DIRECTOR COMPENSATION

        Under our policy for the compensation of non-employee directors in effect during fiscal 2014, non-employee directors were entitled to receive an annual retainer of $50,000. The Lead Director was entitled to receive an additional amount of $20,000 per year for serving in that capacity. In addition, members of the standing committees of the board were entitled to receive annual retainers, payable quarterly, in the following amounts:

Committee	Chair	Other Members
Audit	$25,000	$12,500
Compensation	15,000	7,500
Nominating and Governance	10,000	5,000

        We also reimburse directors for their reasonable expenses incurred in attending meetings of the board and its committees.

        In addition, new non-employee directors were entitled to receive a restricted stock unit ("RSU") award with a value of $225,000 upon their initial election to the board and an additional RSU award with a value of $125,000 on an annual basis. Beginning in fiscal 2013, grants of the annual RSU awards have been made at the time of the annual meeting of stockholders (rather than at the first meeting of the board in each fiscal year, as had been the practice under the previous policy). The initial RSU awards vest over a period of three years from the date of grant, and the annual RSU awards vest on the first anniversary of the date of grant. The number of shares subject to each RSU award is determined based on the per share value of our common stock on the date of grant.

        Every two years the Nominating and Governance Committee conducts a review with Compensia, Inc. of our director compensation in comparison to our peer group companies. Pursuant to this review, in June 2014, the board approved the following changes to our director compensation policy, effective beginning with fiscal 2015. The additional annual retainers for the Chairs of the Audit, Compensation, and Nominating and Governance Committees were increased to $28,000, $16,000 and $11,000, respectively. In addition, the value of the initial RSU award described above was increased from $225,000 to $275,000, and the value of the annual RSU award was increased from $125,000 to $150,000.

        The following table presents the compensation paid to our non-employee directors during or for the fiscal year ended April 27, 2014. Messrs. Rawls and Gertel, who are also employed by us, do not receive any additional compensation for their service on the board.

Director Compensation Table—Fiscal 2014

Name	Fees Earned or Paid in Cash	Stock Awards(1)(2)	Option Awards	All Other Compensation	Total Compensation
Michael C. Child	$77,500	$93,749	—	—	$171,249
Roger C. Ferguson	80,000	93,749	—	—	173,749
Thomas E. Pardun	75,000	93,749	—	—	168,749
Robert N. Stephens	87,500	93,749	—	—	181,249

(1)
Valuation based on the grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718. The assumptions used by us with respect to the valuation of option grants are set forth in "Finisar Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 13 Stockholders' Equity" included in our annual report on Form 10-K for fiscal 2014.

(2)
On September 10, 2013, each of our non-employee directors received an annual grant, as described above, of 3,959 restricted stock units with a grant date fair value of $93,749.

        Our non-employee directors held the following stock options and unvested RSUs as of April 27, 2014.

Name	Number of Shares Underlying Stock Options Outstanding	Unvested Restricted Stock Units Outstanding
Michael C. Child	—	3,959
Roger C. Ferguson	21,459	3,959
Thomas E. Pardun	8,750	3,959
Robert N. Stephens	7,469	3,959

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our board of directors has selected Ernst & Young LLP to serve as the independent registered public accounting firm to audit the consolidated financial statements of Finisar for the fiscal year ending May 3, 2015. Ernst & Young LLP has acted in such capacity since its initial appointment in fiscal 1999. A representative of Ernst & Young LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed to Finisar for the fiscal years ended April 27, 2014 and April 28, 2013 by Ernst & Young LLP:

	Year Ended April 27, 2014	Year Ended April 28, 2013
Audit fees(1)	$2,250,029	$2,008,382
Audit-related fees(2)	5,790	8,290
Tax fees(3)	87,100	72,354

Total Fees	$2,342,919	$2,089,026

(1)
Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and the effectiveness of our internal control over financial reporting, the review of our interim consolidated financial statements included in quarterly reports and services that are normally provided by Ernst & Young LLP in connection with statutory and regulatory filings or engagements, consultations in connection with acquisitions and issuances of auditor consents and comfort letters in connection with SEC registration statements and related SEC registered and non-registered securities offerings.

(2)
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under "Audit fees." This category includes fees related to financial due diligence and agreed-upon-procedures engagements.

(3)
Tax fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning (domestic and international). These services include assistance regarding federal, state and international tax compliance, acquisitions and international tax planning.

        The Audit Committee has determined that all services performed by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP. The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax and other services provided by the independent registered public accounting firm. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent registered public accounting firm is engaged to perform it. The Audit Committee has delegated to the chair of the Audit Committee the authority to approve permitted services, provided that the chair reports any decisions to the Audit Committee at its next scheduled meeting. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval process.

 Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required for approval of this proposal.

The board of directors unanimously recommends that you vote "FOR" the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending May 3, 2015.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee currently consists of three directors, each of whom, in the judgment of the board of directors, is an "independent director" as defined in the NASDAQ Listing Rules. The Audit Committee acts pursuant to a written charter that has been adopted by the board of directors. A copy of the charter is available on Finisar's website at http://investor.finisar.com/documents.cfm.

        The Audit Committee oversees Finisar's financial reporting process on behalf of the board of directors. The Audit Committee is responsible for retaining Finisar's independent registered public accounting firm, evaluating its independence, qualifications and performance and approving in advance the engagement of the independent registered public accounting firm for all audit and non-audit services. Management has the primary responsibility for the financial statements and the financial reporting process, including internal control systems, and procedures designed to insure compliance with applicable laws and regulations. Finisar's independent registered public accounting firm, Ernst & Young LLP, is responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

        The Audit Committee has reviewed and discussed with management Finisar's audited financial statements. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed under the rules adopted by the Public Company Accounting Oversight Board ("PCAOB"). In addition, the Audit Committee has met with the independent registered public accounting firm, with and without management present, to discuss the overall scope of the independent registered public accounting firm's audit, the results of its examinations, its evaluations of Finisar's internal controls and the overall quality of Finisar's financial reporting.

        The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.

        Based on the review and discussions referred to above, the Audit Committee recommended to Finisar's board of directors that Finisar's audited financial statements be included in Finisar's Annual Report on Form 10-K for the fiscal year ended April 27, 2014.

AUDIT COMMITTEE
Roger C. Ferguson (Chair) Michael C. Child Thomas E. Pardun

The foregoing Audit Committee Report shall not be deemed to be incorporated by reference into any filing of Finisar under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that Finisar specifically incorporates such information by reference.

 PROPOSAL NO. 3

NON-BINDING ADVISORY VOTE TO APPROVE THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or the Dodd-Frank Act, requires that our stockholders have the opportunity to cast a non-binding advisory vote on executive compensation, commonly referred to as a "Say-on-Pay" vote. Our current policy is that such advisory votes shall be held annually at the annual meeting of stockholders, and accordingly, we will also have a vote in connection with our 2015 annual meeting. Because the vote is advisory, it is not binding on the Company, our board of directors or our Compensation Committee in any way. However, our board of directors and our Compensation Committee value the opinions of our stockholders and take into account the outcome of the vote when considering future executive compensation policies and decisions.

        At each of our 2011, 2012 and 2013 annual meetings, more than 95% of the votes cast were voted in favor of the Company's executive compensation program for the previous fiscal year. Taking this positive stockholder feedback into account, our Compensation Committee has continued to adopt compensation packages having similar structures in subsequent years.

        As described in our Compensation Discussion and Analysis included elsewhere in this proxy statement, we seek to closely align the interests of our executive officers with the interests of our stockholders and to offer compensation that will enable us to attract and retain superior executive talent. Our compensation programs are designed to reward our executive officers for the achievement of our short-term and long-term strategic and operational goals and the achievement of increased total stockholder return, while avoiding the encouragement of unnecessary or excessive risk-taking. Please read the Compensation Discussion and Analysis section of this proxy statement for a more detailed discussion of our compensation philosophy and our executive compensation programs.

        The advisory vote on executive compensation solicited by this proposal is not intended to address any specific item of compensation, but rather the overall compensation of our "named executive officers," who are identified in the Summary Compensation Table that appears on page 26 of this proxy statement, as such compensation is discussed in the Compensation Discussion and Analysis and the tables and accompanying narratives that follow that discussion.

        Stockholders will be asked at the annual meeting to approve the following resolution pursuant to this Proposal No. 3:

  "RESOLVED, that the stockholders of Finisar Corporation approve, on an advisory basis, the compensation of the Company's named executive officers for the fiscal year ended April 27, 2014, as disclosed in the Company's definitive proxy statement for the 2014 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related narrative discussion."

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required for approval of this resolution.

        The board of directors unanimously recommends that you vote "FOR" approval of the foregoing resolution.

EXECUTIVE COMPENSATION AND RELATED MATTERS

Compensation Discussion and Analysis

  Overview

        The following discussion explains our philosophy and objectives and our compensation-setting process with respect to our executive officers and provides information regarding the compensation awarded to our Chairman of the Board (the "Chairman"), our Chief Executive Officer, our Chief Financial Officer, and certain of our other executive officers identified in the Summary Compensation Table that follows this Compensation Discussion and Analysis. We refer to these individuals as our "named executive officers." This discussion focuses on the information contained in the tables and related footnotes and narrative included below, primarily for our fiscal year ended April 27, 2014, but also contains information regarding compensation actions taken before and after fiscal 2014 to the extent we believe such information enhances our disclosure regarding executive compensation.

  Executive Summary

        The Company's executive compensation program is guided by the principle that the compensation of the executive officers should encourage creation of value for stockholders and achievement of strategic corporate objectives. In furtherance of this principle, the Company's executive compensation program includes a number of features intended to reflect best practices in the market and help ensure that the program reinforces stockholder interests. These features are described in more detail below in this Compensation Discussion and Analysis and include the following:

  •
  For fiscal 2014, approximately 82% of the target total direct compensation for our Chairman and our Chief Executive Officer, and approximately 68% of the target total direct compensation for each of the other named executive officers, was performance-based and/or linked to the value of the Company's stock price. As used in this discussion, "target total direct compensation" means the aggregate amount of the executive's base salary, target annual incentive bonus, and long-term equity incentive awards based on the grant-date fair value of such awards as determined under the accounting principles used in the Company's financial reporting.

  •
  Executives' bonuses under our annual incentive plan are determined each year by the Compensation Committee based on a number of quantitative and qualitative factors to assess the performance of the Company and the individual executive during the year. The annual bonus for each executive is capped at 200% of the executive's target bonus.

  •
  Executives were granted equity awards in fiscal 2014 in the form of restricted stock units. These awards provide a retention incentive as they vest over a multi-year period and, as the ultimate value of the award depends on our stock price, further link the interests of our executives with those of our stockholders.

  •
  We do not provide any material perquisites or tax gross-up payments to our executives (except that our Chief Executive Officer has certain legacy tax gross-up rights under an employment agreement originally entered into by him in 2006 and assumed by the Company in acquiring another entity in 2008).

  •
  We have adopted stock ownership guidelines that apply to all members of our board (including our Chairman and our Chief Executive Officer) and anti-hedging and anti-pledging policies that apply to all of our employees and directors.

  Philosophy and Objectives

        Our fundamental compensation philosophy is to align the compensation of our senior management with our annual and long-term business objectives, performance against those objectives and creation of stockholder value, as well as to offer compensation that will enable us to attract, retain and appropriately reward executive officers whose contributions are necessary for our long-term success. We seek to reward our executive officers' contributions to achieving internal financial operating goals, revenue growth, operating income growth, cost control and stock price appreciation. We operate in a very competitive environment for executive talent, and we believe that our compensation packages must be competitive when compared to our peers.

        The Compensation Committee of our board of directors oversees the design and administration of our executive compensation program. The principal elements of the program are base salary, annual cash bonuses and equity-based incentives which, over the last several years, have been in the form of restricted stock units, or RSUs. In general, the Compensation Committee's policy is that the total compensation paid to our executive officers should be fair and competitive, taking into account, among other factors, compensation paid by peer companies to officers with comparable responsibilities and our success in achieving our financial and operational goals. However, it is not the Compensation Committee's policy to adhere to a rigid formula or benchmark system related to peer company compensation practices.

  Compensation-Setting Process

        Generally, the Compensation Committee reviews the compensation of our executive officers in the early part of each fiscal year and takes action at that time to award cash bonuses for the preceding fiscal year, to set base salaries and target bonuses for the current fiscal year and to grant long-term incentives in the form of equity-based awards. In setting our executive officers' total compensation, the Compensation Committee considers individual and company performance, as well as compensation surveys and other market information regarding compensation paid by comparable companies, including our industry peers.

        In reviewing the performance of our Chairman and our Chief Executive Officer, the Compensation Committee solicits input from the other non-employee members of the board of directors and reviews assessments prepared by such officers that address various performance criteria specified by the Committee. For the other executive officers, the Chairman and the Chief Executive Officer provide the Compensation Committee with a review of each individual's performance and contributions over the past year and make recommendations regarding their compensation that the Compensation Committee considers. The Compensation Committee makes the final determination as to the compensation provided to our executive officers.

        The Compensation Committee has the authority to engage its own consultants and advisors to assist it in carrying out its responsibilities. The Compensation Committee engaged Compensia, Inc. as its independent consulting firm in connection with its annual reviews of executive compensation for fiscal 2014. Other than its services in advising the Compensation Committee and certain advice provided to the Nomination & Governance Committee with respect to director compensation, Compensia does not provide any services to Finisar or any of its subsidiaries. In accordance with SEC rules, the Compensation Committee assessed the independence of Compensia during fiscal 2014 and concluded that no conflicts of interest exist that would affect Compensia's independence in providing services and advice to the Compensation Committee. During fiscal 2014, representatives of Compensia attended meetings of the Compensation Committee, met and communicated with members of the Compensation Committee outside of its formal meetings and also met with members of the Company's management to gain management's perspective on executive compensation issues.

        During the first quarter of fiscal 2014, the Compensation Committee conducted its annual review of our executive compensation program. With the assistance of Compensia, the Compensation Committee selected a peer group of companies in our industry to help the Compensation Committee assess our executive compensation program for fiscal 2014 identified the following group of peer companies, including our industry peers and similarly-sized companies in our broader industry group (the "fiscal 2014 Peer Companies"). The fiscal 2014 Peer Companies are generally similar in size to Finisar, with Finisar ranking at about the 50th percentile of the peer group in terms of revenue and at about the 70th percentile in terms of market capitalization. The fiscal 2014 Peer Companies were as follows:

Adtran	Intersil	PMC Sierra
Brocade Communications	IPG Photonics	Polycom
Cadence Design Systems	JDS Uniphase	QLogic
Coherent	Netgear	Triquint Semiconductor
Cypress Semiconductor	Omnivision Technologies	Via Sat
Fairchild Semiconductor	Plantronics

        Compensia prepared a report including analyses of our executive compensation program based principally on information drawn from the practices of the Fiscal 2014 Peer Companies. The Compensation Committee uses the peer company data as a reference point in making its executive compensation decisions, but as noted above, the Compensation Committee does not specifically "benchmark" compensation at any particular level vis-à-vis the peer data and retains discretion to set compensation at higher or lower levels as it deems appropriate in the circumstances.

  Stockholder Say-on-Pay Votes

        At our annual meetings of stockholders, we provide our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our named executive officers for the previous fiscal year, as disclosed in the proxy statement for the meeting (commonly referred to as a "Say-on-Pay" vote). At each of our 2011, 2012 and 2013 meetings, more than 95% of the votes cast were voted in favor of the Company's executive compensation program for the previous fiscal year. Taking this positive stockholder feedback into account, our Compensation Committee has continued to adopt compensation packages having similar structures in subsequent years. The Compensation Committee values the opinions of our stockholders and will continue to take into account the outcome of the vote when considering future executive compensation policies and decisions.

  Components of Compensation

        In order to align executive compensation with our compensation philosophy, our executive officer compensation package contains three primary elements: base salary, annual cash bonuses and long-term equity incentives. In addition, we provide to our executive officers a variety of benefits that are available generally to other salaried employees. The basic elements of our executive compensation package are generally the same among all of our named executive officers.

  Fiscal 2014 Executive Compensation

  Base Salaries

        Base salaries for our executive officers are initially set based on negotiation with the individual executive officer at the time of his or her recruitment or promotion and with reference to salaries for comparable positions in the fiber optics industry for individuals of similar education and background to those of the executive officer being recruited or promoted. We also give consideration to the individual's experience, track record of contribution in his or her industry and expected contributions to Finisar. Salaries are reviewed annually by the Compensation Committee, typically at the beginning of the fiscal year, and adjustments are made based on (i) salary recommendations of our Chairman of the Board and our Chief Executive Officer, (ii) the Compensation Committee's assessment of the individual performance of the executive officers during the previous fiscal year, (iii) Finisar's financial results for the previous fiscal year and the then-current outlook for the current fiscal year and (iv) changes in competitive pay levels, based on compensation data and analyses, and, in years when a compensation consultant is engaged to assist the Compensation Committee, reports by such consultant.

        On the basis of its review for fiscal 2014, the Compensation Committee set new base salaries for our executive officers, effective in July 2013, with increases of between 3% and 7.6% over the levels that had been in effect at the end of fiscal 2013. The fiscal 2014 base salaries for the named executive officers were as follows:

Name	Fiscal 2013 Base Salary	Fiscal 2014 Base Salary
Jerry S. Rawls	$520,000	$545,000
Eitan Gertel	$520,000	$545,000
Joseph A. Young	$391,709	$403,500
John Clark	$365,908	$377,000
Todd Swanson	$339,200	$365,000
Kurt Adzema	$328,600	$353,000

  Cash Bonuses

        Under our compensation policy, a substantial component of each executive officer's potential annual compensation takes the form of a performance-based cash bonus. The amounts of cash bonuses paid to our executive officers, other than the Chairman and the Chief Executive Officer, are determined by the Compensation Committee, in consultation with the Chairman and Chief Executive Officer, based on Finisar's financial performance and the specific contributions of the individual officers. The amount of cash bonuses paid to the Chairman and the Chief Executive Officer are determined by the Compensation Committee, without participation by the Chairman or the Chief Executive Officer, based on the same factors.

        In June 2013, the Compensation Committee adopted an executive bonus plan for fiscal 2014 (the "2014 Plan"), which was similar in structure to our executive bonus plans in effect for prior fiscal years. Under the 2014 Plan, the aggregate target bonuses for Messrs. Rawls and Gertel were 100% of their annual base salary, and the aggregate target bonus for each of the other named executive officers was 60% of their annual base salary. In each case, such target bonus was the same as under the fiscal 2013 bonus plan and determined by the Compensation Committee in its judgment. The aggregate bonus for each executive officer under the 2014 Plan was based in part on Finisar's achievement of pre-bonus non-GAAP operating income targets (the "quantitative component") and in part on a qualitative determination by the Compensation Committee in its judgment, taking into account Finisar's overall financial performance, the applicable executive officer's performance for the fiscal year and such other factors as the Compensation Committee deemed appropriate (the "qualitative component"). The Compensation Committee believes that it is important to maintain a qualitative component in the Company's executive bonus plans due to the volatile nature of the Company's business and the likelihood that, in some years, a purely formula-driven plan would not adequately address executive performance. The maximum total bonus payable to each officer under the 2014 Plan was two times the officer's target bonus.

        Finisar was required to achieve a threshold target of $81 million for pre-bonus non-GAAP operating income for fiscal 2014 before any portion of the quantitative bonus would be earned. One percent of the executive's target bonus would be earned if Finisar reached this threshold amount. The amount of the quantitative bonus would increase for pre-bonus operating income above the threshold amount by one percent of the executive's target bonus for each $1 million by which pre-bonus non-GAAP operating income for fiscal 2014 exceeded the threshold target amount (up to a maximum of 200% of the executive's target bonus). Our actual pre-bonus non-GAAP operating income during fiscal 2014 was $172.6 million, resulting in a payout percentage for the quantitative component of 92.6% of the total target bonus.

        In June 2014, the Compensation Committee considered awards under the qualitative component of the 2014 Plan, taking into account the overall performance of Finisar and its executive management team during fiscal 2014. The Compensation Committee's determination was a subjective assessment, and there were no specific performance goals or weightings established for purposes of this qualitative component of the 2014 Plan. The Compensation Committee considered recommendations made by the Chairman and the Chief Executive Officer and, with respect to those officers, considered a written assessment prepared by them that addressed their performance during the year, as well as input from the other non-employee directors. Because a substantial portion of each executive's target bonus was paid under the quantitative component as described above and after taking into account the total amount the Compensation Committee determined would be appropriate to award as bonuses to employees of Finisar generally for fiscal 2014, the Compensation Committee decided to award the named executive officers a minimal amount under the qualitative component of the 2014 Plan. The Compensation Committee also considered the quarterly pattern of revenue and earnings during fiscal 2014 in determining to award a minimal amount under the qualitative component. Accordingly, with respect to the qualitative component of the 2014 Plan, the Compensation Committee determined in its judgment to award Mr. Rawls and the named executive officers (except Mr. Gertel), 7.4% of such executive's total target bonus.

        Based on the quantitative and qualitative components described above, the target bonus and final bonus award for each of the named executive officers under the 2014 Plan were as follows:

Name	Fiscal 2014 Target Bonus	Fiscal 2014 Bonus Paid
Jerry S. Rawls	$545,000	$545,000
Eitan Gertel	545,000	505,000
Joseph A. Young	242,100	242,100
John Clark	226,200	226,200
Todd Swanson	219,000	219,000
Kurt Adzema	211,800	211,800

  Equity-based Incentives

        Longer term incentives are provided through equity-based awards granted under Finisar's 2005 Stock Incentive Plan, which reward executives and other employees through the growth in value of our stock. To date, these awards have been in the form of stock options and RSUs, the ultimate value of which is determined by the long-term performance of our stock. The Compensation Committee believes that employee equity ownership provides an important incentive for employees to build stockholder value and provides each executive officer with a significant incentive to manage Finisar from the perspective of an owner with an equity stake in the company.

        All stock option awards to our employees, including executive officers, are granted with an exercise price equal to the closing market price on the date of grant, and will provide value to the executive officers only if the price of our common stock increases over the exercise price. Options and RSUs also generally have multi-year vesting schedules to provide an additional retention incentive for our executives and other employees. We have established a policy whereby stock options, RSUs and other equity awards to our employees, including executive officers, are generally granted by the Compensation Committee at regular quarterly meetings with an effective date that is the later of the third trading day following the public announcement of Finisar's financial results for the preceding quarter or the date of the meeting at which the grant is approved.

        The grant of equity-based awards is generally considered by the Compensation Committee on an annual basis in the early part of each fiscal year, at the same time as other components of executive compensation are reviewed and annual equity-based awards are granted to our non-officer employees. The size of the equity-based awards granted to our executive officers are set by the Compensation Committee at levels that are intended to create a meaningful opportunity for stock ownership based upon the individual's current position, the individual's personal performance in recent periods, the individual's potential for future responsibility and promotion, comparison of award levels in prior years and comparison of award levels earned by executives at our peer companies as discussed above. The Compensation Committee also takes into account the number of unvested options and RSUs held by the executive officer in order to maintain an appropriate level of retention value for that individual.

        Since 2010, our practice has been to make annual grants in the form of RSUs. In connection with its review of executive officer compensation in June 2013, the Compensation Committee awarded annual grants of RSUs to each of our executive officers for fiscal 2014. The RSUs vest in annual installments over a four-year period, subject to the officer's continued service. In granting the awards, the Compensation Committee considered the factors described above, including input from Compensia regarding the equity-based compensation of executive officers of the Fiscal 2014 Peer Companies. The number of shares of our common stock underlying the RSUs granted to the named executive officers for fiscal 2014 were as follows:

Name	RSU Shares
Jerry S. Rawls	120,000
Eitan Gertel	120,000
Joseph A. Young	35,533
John Clark	35,533
Todd Swanson	35,533
Kurt Adzema	35,533

  Other Benefits and Perquisites

        Our named executive officers and other executives are generally eligible to receive the same health and welfare benefits offered to all employees in the geographic area in which they are based. They are also eligible to participate in our defined contribution 401(k) plan on the same basis as our other employees. We currently provide no material perquisites to our named executive officers or other executive officers. During fiscal 2014, personal benefits accounted for less than 2% of the total compensation of our Chairman, our Chief Executive Officer and our other named executive officers.

  Executive Retention and Severance Plan

        Our executive officers and certain other key executives designated by the Compensation Committee are eligible to participate in the Finisar Executive Retention and Severance Plan adopted by the Compensation Committee in February 2003. The Compensation Committee determined to provide change in control arrangements in order to mitigate some of the risk that exists for executives working in an environment where there is a meaningful possibility that Finisar could be acquired or the subject of another transaction that would result in a change in its control. Finisar's change in control and severance arrangements are intended to attract and retain qualified executives who may have attractive alternatives absent these arrangements. The change in control arrangements are also intended to mitigate potential disincentives to the consideration and execution of an acquisition or similar transaction, particularly where the services of these executive officers may not be required by the acquirer. We believe that providing such severance protections is consistent with competitive practices generally.

        Participants in this plan who are executive officers are entitled to receive cash severance payments equal to two years base salary and health and medical benefits for two years in the event of a qualifying termination in connection with a change in control of Finisar. A qualifying termination is defined as an involuntary termination by Finisar other than for cause or a voluntary termination by the officer for good reason, in either case upon or within 18 months following a change in control of Finisar. In addition, in the event of a change in control, vesting of stock options held by participants in the plan will be accelerated by one year, if the options are assumed by the acquiring company. If the options are not assumed by the acquirer, or upon a participant's qualifying termination in connection with the change in control, vesting of the options will be accelerated in full. The plan also provides that the vesting of RSUs held by participants in the plan will be accelerated in full upon a qualifying termination. Upon any other termination of employment, participants are generally entitled only to accrued salary and any other vested benefits through the date of termination. Participants are not entitled to any tax gross-up or other reimbursement under the plan for any parachute payment excise taxes that may be imposed on their benefits.

        Eitan Gertel, our Chief Executive Officer, who was a former officer of Optium, is a party to an employment agreement that he entered into with Optium in 2006 and that was assumed by Finisar in connection with the Optium merger in 2008. See "Potential Payments Upon Termination or Change of Control" below. Benefits payable to Mr. Gertel under the Executive Retention and Severance Plan will be reduced by the amount of comparable benefits to which he is entitled under his employment agreement.

  Subsequent Compensation Actions

        On June 11, 2014, the Compensation Committee adopted an executive officer bonus plan for fiscal 2015. Under the plan, the target bonuses for our Chairman and our Chief Executive Officer are 110% of each executive's annual base salary, and the target bonus for each of the other named executive officers is 70% of such executive's annual base salary. Similar to the executive bonus plan for fiscal 2014 described above, the amount, if any, of an executive officer's annual bonus under the plan will be based in part on the Company's achievement of non-GAAP operating income targets and in part on a qualitative determination by the Compensation Committee taking into account the Company's overall financial performance, the applicable executive officer's performance during the fiscal year and such other factors as the Compensation Committee deems appropriate. The maximum total bonus payable to each officer under the quantitative and qualitative components of the fiscal 2015 plan is 200% of the officer's target bonus.

  Tax Considerations

        The Compensation Committee considers the impact of Section 162(m) of the Internal Revenue Code in determining our executive compensation program. This section limits the deductibility of compensation paid to certain of our named executive officers to $1 million annually. Compensation that qualifies as "performance-based compensation" under Section 162(m) is exempt from the limitation on deductibility under current federal tax law. The Compensation Committee reserves the right to provide for compensation to executive officers that may not be fully deductible.

  Other Compensation-Related Policies

        We have several policies in effect which apply to shares of our common stock held by our directors and executive officers, including shares issued to them pursuant to equity-based awards.

  Stock Ownership Guidelines

        Our board of directors believes that directors should be stockholders in order to better align their interests with the long-term interests of the Company's stockholders. In June 2012, the Board adopted a policy under which each non-employee director is required to attain ownership of not less than 10,000 shares of the Company's common stock by the later of three years from the adoption of the policy or three years from his or her first election as a director and to retain such minimum stock ownership so long as he or she continues to serve as a director. On June 13, 2013, the Board revised the policy to make it applicable to all directors. Directors are required to refrain from selling shares (other than for the purpose of paying federal or state income taxes related to the acquisition of such shares) until such minimum stock ownership is attained.

  Anti-Hedging and Anti-Pledging Policies

  •
  Our insider trading policy prohibits our directors, executive officers and other employees from, among other things:

  •
  engaging in short sales of our stock;

  •
  engaging in transactions in derivative securities involving our stock;

  •
  hedging their ownership position in our stock; and

  •
  holding our stock in a margin account or pledging our stock as collateral for a loan, except with the prior approval of our Compliance Officer (or, in the case of an executive officer, the prior approval of the Nominating and Governance Committee).

Report of the Compensation Committee

        The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filings with the Securities and Exchange Commission, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that Finisar specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended, or Securities Exchange Act of 1934, as amended.

        The Compensation Committee has reviewed and discussed with management the disclosures contained in the Compensation Discussion and Analysis section of this proxy statement. Based upon this review and discussion, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis section be included in this proxy statement.

COMPENSATION COMMITTEE
Michael C. Child (Chair) Thomas E. Pardun Robert N. Stephens

Summary Compensation Information

        The following table presents certain summary information concerning compensation paid or accrued by us for services rendered in all capacities by (i) our Chairman of the Board, our Chief Executive Officer, and our Chief Financial Officer and (ii) our three other most highly compensated executive officers (determined as of April 27, 2014) (collectively, the "named executive officers"):

Summary Compensation Table for Fiscal 2014

Name and Principal Position	Fiscal Year	Salary	Bonus(1)	Non-Equity Incentive Plan Compensation(2)	Stock Awards(3)	Option Awards	All Other Compensation(4)	Total
Jerry S. Rawls	2014	$540,192	$40,000	$505,000	$1,929,600	$—	$7,838	$3,022,631
Chairman of the Board	2013	$506,154	206,806	1,194	1,544,400	—	7,623	2,266,177
	2012	491,911	200,000	—	1,758,000	—	7,585	2,457,496
Eitan Gertel	2014	540,192	—	505,000	1,929,600	—	7,838	2,982,631
Chief Executive Officer	2013	506,154	206,806	1,194	1,544,400	—	7,623	2,266,177
	2012	491,911	200,000	—	1,758,000	—	7,585	2,457,496
Joseph A. Young	2014	401,232	17,915	224,185	571,371	—	7,763	1,222,466
Executive Vice President,	2013	383,810	93,470	540	457,310	—	7,588	942,718
Global Operations	2012	377,952	91,272	—	628,075	—	7,435	1,104,734
John Clark	2014	374,867	16,739	209,461	571,371	—	7,777	1,180,215
Executive Vice President,	2013	358,529	87,314	504	457,310	—	7,598	911,255
Technology and Global	2012	354,139	85,260	—	537,172	—	5,904	982,475
Research and Development
Todd Swanson	2014	360,038	16,206	202,794	571,371	—	7,940	1,158,349
Executive Vice President,	2013	325,908	80,941	467	457,310	—	7,677	872,303
Sales and Marketing	2012	312,723	76,800	—	566,310	—	6,822	962,655
Kurt Adzema	2014	348,308	15,673	196,127	571,371	—	7,925	1,139,403
Executive Vice President,	2013	315,723	78,411	453	457,310	—	7,672	859,569
Finance and Chief	2012	306,615	74,400	—	468,800	—	7,498	857,313
Financial Officer

(1)
Represents amounts paid pursuant to the qualitative component of the executive annual bonus plan for the applicable fiscal year.

(2)
Represents amounts paid pursuant to the quantitative component of the executive annual bonus plan for the applicable fiscal year.

(3)
Includes RSU awards. Valuation based on the grant date fair value of the equity awards computed in accordance with FASB ASC Topic 718 "Compensation—Stock Compensation". The assumptions used with respect to the valuation of option grants are set forth in "Finisar Corporation Consolidated Financial Statements—Notes to Financial Statements—Note 13—Stockholders' Equity" included in our annual report on Form 10-K for fiscal 2014.

(4)
For fiscal 2014, includes the matching contribution that we made to each executive's account under Finisar's 401(k) plan.

 Grants of Plan-Based Awards

Grants of Plan-Based Awards in or for Fiscal 2014

					All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)						Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold	Target	Maximum
Jerry S. Rawls	—	—	$545,000	$1,090,000	—	—	—	—
	6/24/2013	—	—	—	120,000	—	—	$1,929,600
Eitan Gertel	—	—	545,000	1,090,000	—	—	—	—
	6/24/2013	—	—	—	120,000	—	—	1,929,600
Joseph A. Young	—	—	242,100	484,200	—	—	—	—
	6/24/2013	—	—	—	35,533	—	—	571,371
John Clark	—	—	226,200	452,400	—	—	—	—
	6/24/2013	—	—	—	35,533	—	—	571,371
Todd Swanson	—	—	219,000	438,000	—	—	—	—
	6/24/2013	—	—	—	35,533	—	—	571,371
Kurt Adzema	—	—	211,800	423,600	—	—	—	—
	6/24/2013	—	—	—	35,533	—	—	571,371

(1)
Represents the dollar value of the applicable range (threshold, target and maximum amounts) of potential cash bonuses payable to each named executive officer for fiscal 2014 under the executive officer bonus plan for fiscal 2014 (the "2014 Plan"). Additional information regarding the 2014 Plan is set forth above under "Compensation Discussion and Analysis." The actual bonus amount paid to each executive officer for fiscal 2014 is set forth in the Summary Compensation Table under the headings "Bonus" and "Non-Equity Incentive Plan Compensation."

Description of Plan-Based Awards

        The terms of the "Non-Equity Incentive Plan" awards reflected in the Grants of Plan-Based Awards table are described in the "Compensation Discussion and Analysis" above.

        Each of the equity-based awards granted during fiscal 2014 and reported in the Grants of Plan-Based Awards table was granted under, and is subject to, the terms of the 2005 Plan. The 2005 Plan is administered by the Compensation Committee. The Compensation Committee has authority to make all required determinations under the plan. This authority includes making required proportionate adjustments to outstanding awards upon the occurrence of certain corporate events such as reorganizations, mergers and stock splits, and making provision to ensure that any tax withholding obligations incurred in respect of awards are satisfied. Awards granted under the plan are generally only transferable to a beneficiary of a named executive officer upon his or her death or, in certain cases, to family members for tax or estate planning purposes.

        Under the terms of the 2005 Plan, a change in control of the Company does not automatically trigger vesting of the awards then outstanding under the plan. If there is a change in control, each participant's outstanding awards granted under the plan will generally be assumed by the successor company, unless the Compensation Committee provides that the award will not be assumed and will become fully vested and, in the case of options, exercisable. Any options that become vested in connection with a change in control will generally terminate to the extent they are not exercised prior to the change in control. Awards granted under the 2005 Plan will also generally accelerate if the participant's employment is involuntarily terminated (including a resignation for good reason) within 12 months following a change in control in which such participant's awards are assumed or otherwise continued in effect.

        The awards reported in the "All Other Stock Awards" column of the table above represent awards of restricted stock units. Each restricted stock unit represents a contractual right to receive one share of our common stock upon vesting. The awards of restricted stock units granted to our named executive officers during fiscal 2014 are subject to a four-year vesting schedule, with 25% of the award vesting on each of the first four anniversaries of the grant date, subject to the named executive officer's continued employment with us through the vesting date. The named executive officer does not have the right to vote or dispose of the restricted stock units or any dividend rights with respect to the restricted stock units.

Outstanding Equity Awards at Fiscal Year-End

        The following table summarizes the number of securities underlying outstanding equity awards for each of our named executive officers as of the end of our fiscal year on April 27, 2014. Market value for RSUs is determined by multiplying the number of shares by the closing price of Finisar common stock on the NASDAQ Global Select Market on the last trading day of the fiscal year ($27.57 on April 25, 2014).

Outstanding Equity Awards at Fiscal Year-End 2014

	Option Awards					Stock Awards
Name	Number of Securities Underlying Options (#) Exercisable	Number of Securities Underlying Options (#) Unexercisable		Exercise Price per Share	Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested		Equity Incentive Plan Awards: Market Value or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested
Jerry S. Rawls	50,000	—		$15.36	6/2/2014
	62,499	—		9.76	6/8/2015
	49,999	—		37.04	6/6/2016
	50,000	—		21.68	9/7/2017
	159,108	—		3.36	12/12/2018
	76,250	—		8.29	12/8/2019
						28,535	(2)	$786,710
						60,000	(3)	1,654,200
						90,000	(5)	2,481,300
						120,000	(6)	3,308,400
Eitan Gertel	90,431	—	(1)	$6.88	2/13/2016
	32,614	—	(1)	7.36	3/13/2016
	88,841	—	(1)	26.64	2/28/2017
	111,374	—		3.36	12/12/2018
	44,576	—		8.29	12/8/2019
						28,535	(2)	$786,710
						60,000	(3)	1,654,200
						90,000	(5)	2,481,300
						120,000	(6)	3,308,400
Joseph A. Young	25,000	—		37.04	6/6/2016
	678	—		25.68	3/8/2017
	25,000	—		21.68	9/7/2017
	72,495	—		3.36	12/12/2018
	33,852	—		8.29	12/8/2019
						8,000	(2)	$220,560
						19,328	(3)	532,873
						26,649	(5)	734,713
						35,533	(6)	979,645
John Clark						5,000	(4)	$137,850
						18,333	(3)	505,441
						26,649	(5)	734,713
						35,533	(6)	979,645
Todd Swanson	6,249	—		$14.08	11/23/2015
	3,750	—		24.80	9/8/2016
	679	—		25.68	3/8/2017
	2,999	—		21.68	9/7/2017
	750	—		14.88	12/10/2017
	900	—		10.08	9/11/2018
	1,757	—		3.36	12/12/2018
	56,052	—		8.29	12/8/2019
						8,000	(2)	$220,560
						19,328	(3)	532,873
						26,649	(5)	734,713
						35,533	(6)	979,645
Kurt Adzema	9,374	—		24.80	9/8/2016
	678	—		25.68	3/8/2017
	12,500	—		21.68	9/7/2017
	4	—		8.29	12/8/2019
						8,000	(2)	$220,560
						16,000	(3)	441,120
						26,649	(5)	734,713
						35,533	(6)	979,645

(1)
The option was granted by Optium and was assumed by Finisar upon the closing of the Optium merger in August 2008.

(2)
The RSU was granted on June 15, 2010. The RSU vested as to 25% of the shares on June 23, 2011 and vests with respect to an additional 25% of the shares on each of the next three yearly anniversaries thereafter, to be fully vested on June 23, 2014, assuming continued employment with Finisar.

(3)
The RSU was granted on June 20, 2011. The RSU vested as to 25% of the shares on June 20, 2012 and vests with respect to an additional 25% of the shares on each of the next three yearly anniversaries thereafter, to be fully vested on June 20, 2015, assuming continued employment with Finisar.

(4)
The RSU was granted on March 11, 2011. The RSU vested as to 25% of the shares on March 11, 2012 and vests with respect to an additional 25% of the shares on each of the next three yearly anniversaries thereafter, to be fully vested on March 11, 2015, assuming continued employment with Finisar.

(5)
The RSU was granted on June 14, 2012. The RSU vested as to 25% of the shares on June 18, 2013 and vests with respect to an additional 25% of the shares on each of the next three yearly anniversaries thereafter, to be fully vested on June 18, 2016, assuming continued employment with Finisar.

(6)
The RSU was granted on June 24, 2013. The RSU vested as to 25% of the shares on June 24, 2014 and vests with respect to an additional 25% of the shares on each of the next three yearly anniversaries thereafter, to be fully vested on June 24, 2017, assuming continued employment with Finisar.

Option Exercises and Stock Vested

        The following table provides information on stock option exercises by our named executive officers and vesting of RSUs held by them during the fiscal year ended April 27, 2014.

Option Exercises and Stock Vested in Fiscal 2014

	Option Awards		Restricted Stock Unit Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(2)
Jerry S. Rawls	25,000	$37,166	100,878	$1,602,600
Eitan Gertel	55,180	1,368,245	94,940	1,485,063
Joseph A. Young	74,999	1,050,832	35,496	566,874
John Clark	—	—	23,051	386,324
Todd Swanson	26,142	414,117	29,089	455,387
Kurt Adzema	30,042	430,062	27,432	430,176

(1)
Based on the difference between the closing sale price of Finisar's common stock on the date of exercise and the exercise price.

(2)
Based on the closing sale price of Finisar's common stock on the vesting date.

Potential Payments Upon Termination or Change in Control

  Cash Payments and/or Acceleration of Vesting Following Certain Termination Events

        We have an employment agreement with Eitan Gertel, our Chief Executive Officer, that provides for cash payments following certain termination events. Except as described below and in "—Executive Retention and Severance Plan," no named executive officer is entitled to any cash payments and/or acceleration of vesting following a change in control of Finisar unless a termination event also occurs.

        Mr. Gertel executed an employment agreement with Optium Corporation on April 14, 2006, which was assumed by us at the time of the Optium merger and was amended and restated effective December 31, 2008. The initial term of the agreement was three years, provided that the term of the agreement automatically extended for an additional term of one year on the third anniversary and is extended for an additional year on each subsequent anniversary of the commencement date unless either party gives not less than 90 days' notice prior to the expiration of the term that it does not wish to extend the agreement. The agreement entitles Mr. Gertel to a base salary of $545,000, subject to adjustment as provided in the agreement, and other incentive compensation as determined by the board of directors. In the event that Mr. Gertel is terminated without cause or if we give notice that we do not intend to extend the employment agreement, we will be obligated to pay him one year severance, which in all cases includes base salary, bonus as calculated in the agreement and accrued paid time off. In addition, if he resigns for good reason, we will be obligated to pay him one year severance. If such a termination without cause or for good reason occurs within 12 months after a change in control, we will be obligated to pay Mr. Gertel two times the sum of his base salary and most recent annual bonus and reimburse the cost of his health premiums for one year.

        The table below sets forth the cash payments that Mr. Gertel would have been entitled to receive in the event that he (i) had been terminated by us without cause on April 27, 2014, (ii) had resigned following a demotion, reduction in base salary or involuntary relocation, referred to as a resignation for good reason, on April 27, 2014 or (iii) had been terminated on April 27, 2014 as the result of death or disability. In each case, the amounts set forth in the table below are subject to any deferrals required under Section 409A of the Internal Revenue Code, as amended, and do not include any life insurance proceeds in the event of death or disability benefits in the event of disability.

Payments and Benefits	Involuntary termination without cause	Voluntary termination for good reason	Termination upon death	Termination upon disability
Cash severance(1)	$901,575	$901,575	—	—
Health care benefits	22,434	22,434	$22,434	$22,434

Total	$924,009	$924,009	$22,434	$22,434

(1)
In the case of such a termination within 12 months after a change in control, this amount would have been $1,506,000 (based on his bonus for fiscal 2013).

  Executive Retention and Severance Plan

        Our executive officers, including our named executive officers, are eligible to participate in the Finisar Executive Retention and Severance Plan. This plan provides that in the event of a qualifying termination each of the participating executives will be entitled to receive (i) a lump sum payment equal to two years' base salary (excluding bonus) and (ii) medical, dental and insurance coverage for two years, or reimbursement of premiums for COBRA continuation coverage during such period. A qualifying termination is defined as an involuntary termination other than for cause or a voluntary termination for good reason upon or within 18 months following a change in control, as such terms are defined in the plan. In addition, the plan provides that the vesting of stock options held by eligible officers will be accelerated as follows: (i) one year of accelerated vesting upon a change in control, if the options are assumed by a successor corporation, (ii) 100% accelerated vesting upon a change in control if the options are not assumed by a successor corporation (which is consistent with the 2005 Plan change in control provision described above), and (iii) 100% accelerated vesting upon a qualifying termination. The plan also provides that the vesting of RSUs held by eligible officers will be accelerated in full upon a qualifying termination. If a participant's benefits under the plan would trigger parachute payment excise taxes, the benefits will either be paid in full and subject to such taxes or reduced to the extent necessary to avoid triggering such taxes, whichever results in a greater after-tax benefits to the participant. Participants are not entitled to any gross-up payment under the plan for such excise taxes.

        We are not obligated to make any cash payments to these executives if their employment is terminated by us for cause or by the executive other than for good reason. No severance or benefits are provided for any of the executive officers in the event of death or disability.

        In the event the employment of any of our named executive officers had been terminated without cause or for good reason, within 18 months following a change in control of Finisar, each as of April 27, 2014, the named executive officers would have been entitled to payments and benefits in the amounts set forth opposite their name in the following table:

Name	Cash Severance	Continuation of Health Benefits	Equity Acceleration(1)	280G Tax Gross-Up	Total
Jerry S. Rawls	$1,090,000	$29,014	$8,230,610	N/A	$9,349,624
Eitan Gertel(2)	1,090,000	44,868	8,230,610	—	9,365,478
Joseph A. Young	807,000	41,046	2,376,038	N/A	3,224,084
John Clark	754,000	28,998	2,357,649	N/A	3,140,647
Todd Swanson	730,000	41,046	2,467,791	N/A	3,238,837
Kurt Adzema	706,000	41,046	2,600,844	N/A	3,347,890

(1)
Potential incremental gains are net values based on the number of shares underlying RSUs multiplied by the closing sale price of Finisar common stock on April 25, 2014. The named executive officers did not hold any outstanding and unvested options as of April 27, 2014.

(2)
Benefits payable to Mr. Gertel under the Executive Retention and Severance Plan will be reduced by the amount of comparable benefits to which he is entitled under the employment agreement described above. The Company estimates that the benefit that would have been provided to Mr. Gertel would not have triggered excise taxes under Section 280G of the Internal Revenue Code and, accordingly, no gross-up payment would have been made under his employment agreement.

PROPOSAL NO. 4

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
FINISAR CORPORATION 2005 STOCK INCENTIVE PLAN

        On June 11, 2014, our board of directors approved an amendment and restatement of our 2005 Stock Incentive Plan (the "2005 Plan"). Our stockholders are now being asked to approve the amendment and restatement of the 2005 Plan which we refer to as the Amended 2005 Plan. The Amended 2005 Plan will become effective only if it is approved by our stockholders at the annual meeting. The Amended 2005 Plan contains several material changes to the 2005 Plan that, in addition to reducing the number of shares of common stock available for issuance under the plan, we believe better protect the interests of our stockholders, reflect corporate governance and equity compensation best practices and incorporate recent developments in law and accounting principles related to equity incentive plans. In particular, the amendments included in the Amended 2005 Plan, if approved by our stockholders, will effect the following changes:

  (i)
  reduce the number of shares issuable under the plan after the date of the annual meeting to a number that is not greater than 22,500,000 shares;

  (ii)
  eliminate the evergreen provision pursuant to which the share reserve otherwise would have automatically increased in May 2015 under the 2005 Plan;

  (iii)
  establish a gross counting procedure so that the share reserve is reduced by the gross number of shares issued (and not the net number of shares issued as currently in effect under the 2005 Plan);

  (iv)
  extend the term of the plan from August 30, 2015 to September 1, 2024;

  (v)
  add a list of financial and non-financial performance criteria (and permissible adjustments to such criteria) that may be utilized in the formulation of specific performance goals of performance-based awards under the Amended 2005 Plan that are intended to qualify as performance-based compensation not subject to the one million dollar ($1,000,000) limitation on income tax deductibility per executive officer imposed under Section 162(m) of the Internal Revenue Code (the "Code");

  (vi)
  add a requirement that all stock options and stock appreciation rights granted under the Amended 2005 Plan (other than certain stock options granted in connection with the assumption or substitution of options in a merger or acquisition) must have an exercise price or base price that is not less than the fair market value of a share of common stock on the date of grant;

  (vii)
  increase the per person limitation on awards that may be made to any one employee per fiscal year;

  (viii)
  impose a new limitation on awards that may be made per fiscal year to each non-employee director;

  (ix)
  eliminate the ability to reprice options and stock appreciation rights without stockholder approval;

  (x)
  establish a new limitation on the maximum number of shares of common stock that may be issued under the Amended 2005 Plan pursuant to incentive stock options;

  (xi)
  amend the definition of "Change in Control" to include a change in a majority of the members of our board over a period of 12 months through one or more contested elections; and

  (xii)
  effect other revisions to facilitate plan administration and allow the Amended 2005 Plan to continue to comply with the requirements of applicable laws and regulations.

        Except for the changes described above, the remaining terms of the Amended 2005 Plan are materially consistent with the terms of the 2005 Plan as currently in effect.

        The 2005 Plan was originally adopted in April 1999 as the 1999 Stock Option Plan and has been subsequently amended and restated on several occasions. The 2005 Plan was most recently approved by our stockholders on October 14, 2005, when it was renamed the 2005 Stock Incentive Plan.

        Reduction of the Share Reserve.    We are not at this time seeking stockholder approval of any additional shares. The Amended 2005 Plan instead reflects a reduction of approximately 4,100,000 shares to the number of shares that otherwise would be expected to be available for issuance under the 2005 Plan after September 2, 2014. We understand that stock-based compensation is a valuable and limited resource and that stockholders expect us to utilize this tool in an efficient manner. As a consequence, we have kept our average annual burn rate over the 2014, 2013 and 2012 fiscal years to 3%.

        Burn rate measures the rate at which a company uses the shares authorized for issuance under its equity incentive plan on an annual basis relative to its existing equity capitalization. We calculate our burn rate as the total number of shares underlying awards granted during the fiscal year (without taking into account forfeitures or cancellations of awards) divided by the weighted-average shares of common stock outstanding for the fiscal year (as determined for purposes of calculating our diluted earnings per share, which includes shares of our common stock underlying outstanding stock options or restricted stock units). When calculated on a non-fully-diluted basis, the total number of shares underlying awards granted during the fiscal year is divided by the weighted-average shares of common stock outstanding for the fiscal year (as determined for purposes of calculating our basic earnings per share, which does not include shares of our common stock underlying outstanding stock options or restricted stock units). We believe that our relatively low burn rate demonstrates that the Company has been judicious in granting equity awards and has displayed a sensitivity to minimizing the dilutive impact that such awards could have on our stockholders.

        The following table shows our annual burn rate for the 2014, 2013 and 2012 fiscal years.

		Fully Diluted		Basic
Fiscal Year Ended	Number of shares underlying awards granted during the fiscal year	Weighted-average shares of common stock outstanding for the fiscal year	Burn Rate	Weighted-average shares of common stock outstanding for the fiscal year	Burn Rate
April 27, 2014	3,190,116	104,112,000	3.1%	95,979,000	3.3%
April 28, 2013	2,858,150	92,860,000	3.1%	92,860,000	3.1%
April 30, 2012	2,478,406	94,186,000	2.6%	90,823,000	2.7%
Average			2.9%		3.0%

        Another measure of share usage is overhang, which measures the degree to which our stockholders might be diluted by stock-based compensation. "Overhang" is calculated as (i) the total of the number of shares subject to outstanding equity awards and the number of shares available for issuance pursuant to future equity awards, divided by (ii) the total of the number of shares outstanding, (which does not include shares subject to outstanding awards or convertible notes). For this purpose, the total number of shares subject to outstanding equity awards includes shares subject to awards assumed by us in connection with the Optium merger in August 2008 and awards outstanding under our prior equity plans. As of July 1, 2014, our overhang was approximately 27% (23% when calculated using 22,500,000 shares as the aggregate number of shares subject to outstanding equity awards and the number of shares available for issuance pursuant to future equity awards under the Amended 2005 Plan, which will be the reserve that will be in effect following the approximately 4,100,000-share reduction if the shareholders approve this proposal). The overhang attributable only to shares available for issuance pursuant to future awards as of July 1, 2014 would have been approximately 18% (or 13% when calculated as described in the prior parenthetical).

        As of July 1, 2014, approximately 26,520,616 shares of our common stock were available for issuance under the 2005 Plan, of which 9,102,365 shares were subject to outstanding awards (including awards approved in June 2014 as part of our annual grant process) and 17,418,251 shares were available for issuance pursuant to future awards. We do not expect to grant any additional awards under the 2005 Plan prior to the date of the annual meeting. If this proposal is approved, the number of shares of common stock available for issuance following the date of the annual meeting will equal the sum of (i) the number of shares subject to outstanding awards under the 2005 Plan immediately prior to the date of the annual meeting, and (ii) 13,000,000, up to an aggregate of 22,500,000 shares. The new share reserve would represent a reduction of approximately 4,100,000 shares to the current share reserve. Based on our recent practice of granting primarily restricted stock units, our historical stock price and our estimated headcount growth, we anticipate that the share reserve available for future grants will enable us to fund our equity compensation program for approximately four years. While the Company believes this is a reasonable estimate of how long the share reserve would last, the actual period for which the proposed share reserve will fund our equity compensation program may be shorter or longer than four years, depending on changes in our granting practices, stock price and headcount growth.

General

        Equity compensation has historically been a key element of our compensation program. We believe that a comprehensive equity compensation program serves as a necessary and powerful tool to attract, retain and incentivize individuals essential to our financial success and accordingly benefits all of our stockholders.

        The use of equity compensation is not unique to us. Stock-based awards, such as stock options and restricted stock units (and increasingly other forms of equity compensation), are a common form of compensation within our industry and are typically granted broadly throughout an organization. Our stockholder-approved 2005 Plan is the only existing plan under which new equity awards may be granted to our employees, other than our Employee Stock Purchase Plan. If this proposal is not approved, then following the expiration of the 2005 Plan, we would be at a disadvantage against our competitors for recruiting, retaining and motivating individuals critical to our success and could be forced to increase cash compensation, thereby reducing resources available to meet our business needs.

        The various types of awards available under the Amended 2005 Plan will continue to provide us with the flexibility to reward employee performance with equity compensation and respond to market-competitive changes in equity compensation practices. Since 2010, we have granted equity awards primarily in the form of restricted stock units. We believe restricted stock units are less dilutive to stockholders than traditional option grants because the same value can be delivered in the form of restricted stock units using fewer shares than would be needed in the form of options based on widely-used valuation methodologies, such as the Black-Scholes methodology. We also believe restricted stock units provide a more direct correlation between the compensation cost the Company must record for financial accounting purposes and the value delivered to the participants. In addition, restricted stock units continue to have value even in periods of declining stock prices and thereby serve as an important retention tool and also provide a less risky equity compensation program than that associated with option grants that only have value to the extent the price of the underlying stock appreciates over the option term.

        We strongly believe that our equity compensation program and emphasis on employee stock ownership have been integral to our success to date, and that the equity program will continue to play a key role in our ability to attain performance and increase stockholder value. Approval of the Amended 2005 Plan will allow us to continue our compensation programs without disruption beyond the current August 2015 scheduled expiration date of the 2005 Plan. If this proposal is not approved, we may need to restructure our existing programs with cash or other instruments that may not necessarily align the interests of our employees with those of our stockholders as well as stock-based awards do. Therefore, we consider approval of the Amended 2005 Plan to be vital to our continued success. Please see information under "Compensation Discussion and Analysis—Equity-based Incentives" on page 18 above for more information concerning our policies and philosophy with regard to equity compensation for executive officers.

        Should such stockholder approval not be obtained, then the proposed extension of the term of the Amended 2005 Plan to September 1, 2024 will not be implemented, and the expiration date for the 2005 Plan will remain August 30, 2015. The other remaining provisions and features of the 2005 Plan as last approved by the stockholders at the 2005 annual meeting also will continue in full force and effect, and awards may continue to be made pursuant to those provisions until August 30, 2015 or until the available share reserve under such plan has been issued.

Plan Summary

        The following is a summary of the Amended 2005 Plan (assuming stockholder approval of this proposal), but such summary does not purport to be a complete description of all the provisions of the Amended 2005 Plan and is qualified in its entirety by reference to the provisions of the Amended 2005 Plan attached hereto as Exhibit A.

Key Provisions of the Amended 2005 Plan

Plan Termination Date:	September 1, 2024
Eligible Participants:	Executive officers and other employees, non-employee members of our board and consultants in our employ or service or the employ or service of our subsidiaries or parent
Shares Available for issuance after September 2, 2014:	up to 22,500,000 shares, which includes shares subject to outstanding awards under the 2005 Plan
Automatic Share Reserve Increases:	None
Share Counting Methodology:	"Gross" share counting
Award Types:	(1) Incentive stock options
(2) Non-statutory stock options
(3) Stock appreciation rights
(4) Stock
(5) Restricted stock
(6) Restricted stock units
(7) Other stock-based awards
Grant Limits Per Employee Per Fiscal Year:	Maximum number of shares subject to stock options and stock appreciation rights granted during the fiscal year:	2,000,000
	Maximum number of shares subject to stock, restricted stock and restricted stock units:	2,000,000
Grant Limit Per Non-Employee Board Member Per Fiscal Year:	Maximum number of shares subject to all awards:	200,000
Repricing of stock options or stock appreciation rights:	Not permitted, unless approved by stockholders

Eligibility

        Officers and employees, non-employee members of the board and independent consultants of Finisar or our parent or subsidiary companies (whether now existing or subsequently established) will be eligible to participate in the Amended 2005 Plan. As of July 1, 2014, approximately 2,000 persons (including 8 executive officers and 4 non-employee board members) were eligible to participate in the 2005 Plan.

Share Reserve

        As of July 1, 2014, 9,102,365 shares of common stock were subject to outstanding awards under the 2005 Plan, 11,366,073 shares had been issued under the 2005 Plan pursuant to exercised options and other stock-settled awards, such as restricted stock units, and 17,418,251 shares of common stock remained available for future awards. As described above, the number of shares available for issuance under the Amended 2005 Plan will be limited to the sum of (i) the number of shares subject to outstanding awards under the 2005 Plan immediately prior to the date of the annual meeting, and (ii) 13,000,000, up to an aggregate of 22,500,000 shares.

        The maximum number of shares of common stock that may be issued from the available share reserve pursuant to incentive stock options that are granted under the Amended 2005 Plan after the date of the annual meeting will be limited to 22,500,000 shares.

        As indicated in the chart above, there are limitations on the maximum number of shares for which any one employee may be granted awards under the Amended 2005 Plan per calendar year. No employee may receive in any one fiscal year stock options or stock appreciation rights for more than 2,000,000 shares of common stock or direct stock issuances or other stock-based awards covering more than 2,000,000 shares of common stock.

        Stockholder approval of this proposal will also constitute approval of each of the foregoing limitations for purposes of Section 162(m) of the Code. The approved limitations are intended to ensure that any deductions to which we would otherwise be entitled upon the exercise of stock options or stock appreciation rights granted under the Amended 2005 Plan will not be subject to the $1,000,000 limitation on the income tax deductibility of compensation paid to each covered executive officer imposed under Section 162(m). In addition, shares issued pursuant to restricted stock, restricted stock units and other stock-based awards under the Amended 2005 Plan may also qualify as performance-based compensation that is not subject to the Section 162(m) limitation, if the vesting of such awards is tied to the attainment of performance milestones based on one or more of the performance criteria discussed below and the other applicable requirements of Section 162(m) are satisfied. However, the administrator of the Amended 2005 Plan has complete discretion to determine whether or not awards under the Amended 2005 Plan will be structured so as to comply with the applicable requirements for performance-based compensation under Section 162(m) and may make non-compliant awards as and when it believes that the circumstances and other relevant factors warrant.

        There is an additional limitation on awards which may be made in the aggregate to any one non-employee board member under the Amended 2005 Plan per calendar year. A non-employee board member may not receive awards under the Amended 2005 Plan for more than 200,000 shares of common stock in any fiscal year.

        The shares of common stock issuable under the Amended 2005 Plan may be drawn from our authorized but unissued shares or from shares reacquired by us, including shares repurchased on the open market.

        The Amended 2005 Plan will not have any net counting provisions. The share counting provisions are as follows:

  •
  Should the exercise price of an option under the Amended 2005 Plan be paid with shares of common stock, the authorized reserve under the Amended 2005 Plan will be reduced by the gross number of shares for which that option is exercised, and not by the net number of shares issued under the exercised stock option.

  •
  Upon the exercise of a stock appreciation right granted under the Amended 2005 Plan, the share reserve will be reduced by the gross number of shares as to which that stock appreciation right is exercised, and not by the net number of shares issued in settlement of the exercised stock appreciation right.

  •
  Should shares of common stock otherwise issuable under the Amended 2005 Plan be withheld in satisfaction of the applicable withholding taxes incurred in connection with the exercise, vesting or settlement of an award under the Amended 2005 Plan, then the number of shares of common stock available for issuance under the Amended 2005 Plan will be reduced by the gross number of shares issuable under such award, calculated prior to such share withholding.

  •
  Shares subject to any outstanding options or other awards under the Amended 2005 Plan that are forfeited, canceled or expire are deemed not to have been issued for purposes of determining the maximum number of shares which may be issued in the aggregate under the Amended 2005 Plan.

  •
  Unvested shares that are forfeited or repurchased by us at the lower of their original purchase price or their fair market value at the time of repurchase will become available for future grant.

Valuation

        For purposes of the Amended 2005 Plan, the fair market value per share of our common stock on any relevant date will be deemed to be equal to the closing sale price per share of our common stock on that date on the primary market on which our common stock is at the time traded. On July 1, 2014, the fair market value was $19.98 per share, based on the closing sale price of our common stock on that date on the NASDAQ Global Select Market. If the date in question is not a date on which our common stock is traded, then the immediately preceding trading date will be used.

Administration

        Our Compensation Committee will serve as the primary administrator of the Amended 2005 Plan and will have the exclusive authority to administer the Amended 2005 Plan with respect to our executive officers. Our board will administer the Amended 2005 Plan with respect to non-employee members of our board and our board may administer the Amended 2005 Plan with respect to eligible individuals other than executive officers. The 2005 Plan has been administered in this manner since 2007. The term Plan Administrator, as used in this summary, means our Compensation Committee and our board, to the extent each such entity is acting within the scope of its administrative jurisdiction under the Amended 2005 Plan.

        The Plan Administrator has the discretion to select the eligible individuals to whom awards are to be granted under the 2005 Plan and the terms and conditions of each award, including the number of shares of common stock underlying the award, the vesting schedule in effect for the award, the issuance schedule for the shares to be issued in settlement of the award, the maximum term of the award and the provisions for satisfying the applicable withholding taxes upon the exercise, vesting or settlement of the award.

Awards

        The Amended 2005 Plan provides for the following types of awards: incentive stock options, non-statutory stock options, stock appreciation rights, stock, restricted stock, restricted stock units and other stock based awards. Awards under the 2005 Plan will vest upon the completion of a designated service period and/or the attainment of pre-established performance goals.

        To expand the Compensation Committee's ability to grant awards under the Amended 2005 Plan that will qualify as performance-based compensation that will not be subject to the $1,000,000 limitation imposed by Section 162(m) of the Code on the income tax deductibility of the compensation paid to each covered executive officer, our Compensation Committee will have the discretionary authority to structure one or more awards so that the shares of common stock subject to those particular awards will not vest unless certain pre-established performance goals are achieved. Such goals may be based on one or more of the following criteria: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of the Company's technology or of one or more of the Company's products, (iii) achievement of specified milestones in the commercialization of one or more of the Company's products, (iv) achievement of specified milestones in the manufacturing of one or more of the Company's products, (v) expense targets, (vi) share price, (vii) total stockholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization, (xviii) economic value added, (xix) market share, (xx) working capital, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions and (xxii) employee retention and recruiting and human resources management.

        Each performance goal may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above in absolute terms or relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any parent or subsidiary company. Each performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned.

        Each applicable performance goal may be structured to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Company or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Company or the gain or loss realized upon the sale of any such business the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards or stock-based awards made under the any bonus or incentive compensation plan of the Company, (I) changes in excess and obsolete inventory reserve, (J) the impact of foreign currency fluctuations or changes in exchange rates and (K) changes in deemed taxes and/or outstanding shares resulting from any or all of the foregoing adjustments and exclusions.

        Stockholder approval of the Amended 2005 Plan will also constitute approval of the foregoing performance criteria and adjustments for purposes of establishing the specific vesting targets for one or more awards under the Amended 2005 Plan that are intended to qualify as performance-based compensation under Code Section 162(m). However, not all awards made under the Amended 2005 Plan will be structured to qualify as such performance-based compensation, and the Plan Administrator will have complete discretion to determine whether or not the award is to be structured so as to qualify as performance-based compensation.

        The principal features of the various types of awards authorized under the Amended 2005 Plan may be summarized as follows:

  •
  Non-statutory Stock Options.  Non-statutory stock options provide for the right to purchase shares of our common stock at a specified price that is not less than the fair market value of a share of common stock on the date of grant, and usually become exercisable in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance goals. Payment of the exercise price may be made in cash or in shares of our common stock. The option may also be exercised through a broker-dealer sale and remittance procedure pursuant to which the participant effects a same-day exercise of the option and sale of the purchased shares in order to cover the exercise price for the purchased shares and the applicable withholding taxes. Non-statutory stock options may be granted for any term specified by the Plan Administrator, but the term may not exceed ten years.

  •
  Incentive Stock Options.  Incentive stock options will be designed to comply with the applicable provisions of Section 422 of the Code, and will be subject to certain restrictions contained in the Code. Among such restrictions, incentive stock options must have an exercise price that is not less than the fair market value of a share of our common stock on the date of grant, may only be granted to our employees and employees of our subsidiary corporations and must not be exercisable after a period of ten years measured from the date of grant. However, if subsequently modified, incentive stock options may cease to qualify for treatment as incentive stock options and be treated as non-statutory stock options. The total fair market value of shares (determined as of the respective date or dates of grant) for which one or more options granted to any employee (including all options granted under the 2005 Plan and all other option plans of the Company or any parent or subsidiary corporation) may for the first time become exercisable as incentive stock options during any one calendar year may not exceed the sum of $100,000. To the extent this limit is exceeded, the options granted will be non-statutory stock options. In the case of an incentive stock option granted to an individual who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation, the 2005 Plan provides that the exercise price of an incentive stock option must be at least 110% of the fair market value of a share of our common stock on the date of grant, and the incentive stock option must not be exercisable after a period of five years measured from the date of grant. Like non-statutory stock options, incentive stock options usually become exercisable in one or more installments after the grant date, subject to the completion of the applicable vesting service period or the attainment of pre-established performance goals, and payment of the exercise price may be made in cash or in shares of our common stock or through the use of a broker-dealer sale and remittance procedure.

  •
  Stock Appreciation Rights.  The Amended 2005 Plan allows the issuance of two types of stock appreciation rights:

  •
  Tandem stock appreciation rights provide the holders with the right to surrender their options for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of our common stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

  •
  Stand-alone stock appreciation rights allow the holders to exercise those rights as to a specific number of shares of our common stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of common stock as to which those rights are exercised over (ii) the aggregate base price in effect for those shares. The base price per share may not be less than the fair market value per share of the common stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

          The appreciation distribution on any exercised tandem or stand-alone stock appreciation right may, at the discretion of the Plan Administrator, be made in cash or in shares of our common stock.

  •
  Stock/Restricted Stock.  The Plan Administrator may make awards of vested or unvested shares of our common stock. The Plan Administrator will determine the vesting schedule of those shares at the time of the award (including any performance-vesting requirements), the amount of consideration to be paid, if any, for the stock and the form in which such consideration may be paid.

  •
  Restricted Stock Units.  A restricted stock unit award under the Amended 2005 Plan will entitle the holder to receive one share of our common stock for each awarded unit upon the completion of a designated service period and/or the attainment of specified performance objectives as determined by the Plan Administrator. The shares of common stock underlying the restricted stock units may be issued immediately upon vesting or may be deferred to a later date, as described below.

Grants to Non-Employee Board Members

        We also use the 2005 Plan to help administer our compensation program for the non-employee members of our board. All equity grants to our non-employee board members are made in accordance with our policy for the compensation of non-employee directors, as in effect from time to time. Our current policy for the compensation of non-employee directors is described in the "Director Compensation" section of this proxy statement on page 12 above. Grants under this policy will continue to be made under the Amended 2005 Plan. However, the Amended 2005 Plan imposes a limitation so that a non-employee board member may not be granted awards under the Amended 2005 Plan covering more than 200,000 shares in any fiscal year.

Stock Awards

        Grants for the Period April 29, 2013 to July 1, 2014.    The following table shows, as to our named executive officers who are identified in the Summary Compensation Table which appears on page 26 above and the other individuals and groups indicated, the number of shares of common stock subject to restricted stock units awarded under the 2005 Plan between April 29, 2013 and July 1, 2014, which includes annual awards made in June 2013 and June 2014. No other type of equity award was granted during such period.

Name	Number of Shares Subject to Restricted Stock Units
Named Executive Officers
Jerry S. Rawls	279,347
Eitan Gertel	242,575
Joseph A. Young	112,142
John Clark	73,838
Todd Swanson	112,142
Kurt Adzema	73,838
Non-Employee Board Members
Michael C. Child	3,959
Roger C. Ferguson	3,959
Thomas E. Pardun	3,959
Robert N. Stephens	3,959
All current executive officers as a group (8 persons)	1,006,912
All current non-employee board members as a group (4 persons)	15,836

All employees, excluding current executive officers, as a group	4,782,987

        Grants Over the Term of the 2005 Plan.    The following table shows, as to our named executive officers who are identified in the Summary Compensation Table which appears on page 26 above and the other individuals and groups indicated, the number of shares of common stock subject to stock options and restricted stock units granted under the 2005 Plan between April 20, 1999 and July 1, 2014, together with the weighted-average exercise price per share for the stock options. No other type of equity award was granted during such period.

		Stock Options
Name	Number of Shares Subject to Restricted Stock Units	Number of Shares Underlying Options Granted	Weighted-Average Exercise Price Per Share ($)
Named Executive Officers
Jerry S. Rawls	716,462	597,855	$12.71
Eitan Gertel(1)	703,306	155,950	4.77
Joseph A. Young	272,646	232,024	12.25
John Clark	166,038	—	—
Todd Swanson	241,968	152,186	8.94
Kurt Adzema	202,147	168,241	11.01
Non-Employee Board Members
Michael C. Child	26,447	5,000	13.20
Roger C. Ferguson	28,270	39,166	12.73
Thomas E. Pardun	24,520	8,750	13.30
Robert N. Stephens	27,520	22,166	13.47
All current executive officers as a group (8 persons)	2,703,901	1,472,991	10.34
All current non-employee Board members as a group (4 persons)	106,757	75,082	13.04
All employees, excluding current executive officers, as a group	12,932,912	18,479,787	23.00

(1)
Prior to August 2008, Mr. Gertel was employed by Optium and received stock options and restricted stock units under Optium's equity plan, which are not included in the table above.

New Plan Benefits

        No awards have been made, and no shares have been issued, on the basis of the amendments to the 2005 Plan that are included in the Amended 2005 Plan.

General Provisions

Transferability

        Generally, awards under the Amended 2005 Plan may not, prior to settlement, be transferred assigned, pledged or disposed of in any manner other than by will or the laws of inheritance following the participant's death. However, the Plan Administrator may structure one or more non-statutory options under the Amended 2005 Plan to be transferable during the participant's lifetime to one or more members of the participant's family or to a trust established for the participant and/or one or more such family members or to the participant's former spouse, to the extent such transfer is in connection with the participant's estate plan or pursuant to a domestic relations order. Stand alone stock appreciation rights will be subject to the same transferability restrictions applicable to non-statutory options.

Termination of Employment

        Upon termination of employment, the participant will have a limited period in which to exercise outstanding stock options or stock appreciation rights as to any shares which are vested at that time. The applicable post-employment exercise period will be determined by the Plan Administrator, need not be uniform for all awards made under the Amended 2005 Plan, and may reflect distinctions based on the reasons for termination of employment. Other outstanding awards held by a participant at the time of his or her termination of employment (other than by reason of death, total and permanent disability or for some awards, retirement) will be forfeited to the extent they are not vested at that time. If the participant previously paid any cash consideration for the forfeited shares, then we will pay to such individual the lower of the cash amount paid for those shares or their then fair market value.

Deferral of Settlement

        The Plan Administrator may provide selected participants with the opportunity to defer receipt of the shares of common stock or other consideration due upon the settlement of their awards (other than stock options and stock appreciation rights) following the satisfaction of the applicable vesting requirements. The Plan Administrator will have the discretionary authority, subject to the applicable requirements of Section 409A of the Code, to establish the election process, the amounts eligible for deferral, the procedures for crediting interest or other investment return on the deferred amounts, the timing and form of payment of those deferred amounts and such other terms, conditions, rules and procedures as the Plan Administrator deems advisable for the administration of the deferral program.

Change in Control

        In the event we experience a change in control, the following special vesting acceleration provisions will be in effect awards granted or made under the Amended 2005 Plan:

            (i)  Each outstanding award will immediately vest in full upon a change in control, unless the successor corporation assumes the rights and obligations under such award or substitutes a substantially equivalent award for such corporation's stock or such awards are otherwise continued in effect, and all unvested shares outstanding under the Amended 2005 Plan will immediately vest in full upon a change in control, except to the extent our repurchase rights with respect to those shares are to be assigned to the successor corporation or otherwise continued in effect.

           (ii)  The Plan Administrator will have complete discretion to grant one or more awards that will vest and become exercisable (if applicable), in whole or in part, upon the occurrence of a change in control (whether or not the award is assumed, substituted or otherwise continued in effect) or upon the termination of the participant's service with us or the successor entity (actually or constructively) within a designated period following a change in control.

        Under the 2005 Plan, the Plan Administrator used its discretion to provide that all outstanding options and restricted stock units granted under the 2005 Plan will accelerate upon the participant's involuntary termination (including for good reason) within 12 months following a change in control in which such awards are assumed, substituted or otherwise continued in effect. Awards granted under the Amended 2005 Plan may have similar acceleration provisions.

        Unless otherwise provided in the terms of an individual award agreement, a change in control under the Amended 2005 Plan is (A) any of the following events as a result of which our stockholders immediately before the event do not retain immediately after the event, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the transaction, direct or indirect beneficial ownership of a majority of the total combined voting power of our voting securities, its successor or the corporation to which our assets were transferred: (i) a sale or exchange by the stockholders in a single or series of related transactions of more than 50% of our voting stock; (ii) a merger or consolidation in which Finisar is a party; (iii) the sale, exchange or transfer of all or substantially all of the assets of Finisar; or (iv) a liquidation or dissolution of Finisar or (B) a change in the majority of our board of directors over a period of 12 consecutive months as a result of one or more contested elections for board membership.

        The acceleration of vesting in the event of a change in the ownership or control may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt or other efforts to gain control of us.

Prohibition against Repricing

        Without the consent of our stockholders, no option or stock appreciation right granted under the Amended 2005 Plan may be repriced, replaced, regranted through cancellation or modified (other than in the event of certain changes in our capital structure as described below), if the effect would be to reduce the exercise or purchase price in effect for the shares underlying that award. Accordingly, the Plan Administrator may not implement any of the following repricing programs under the Amended 2005 Plan without obtaining stockholder approval: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of our common stock for consideration payable in cash, equity securities or in the form of any other award under the Amended 2005 Plan, except in connection with a change in control transaction, or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Adjustments

        In the event any change is made to our outstanding common stock as a result of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, exchange of shares, spin-off transaction or other change affecting our outstanding common stock as a class without our receipt of consideration, or should the value of the outstanding shares of our common stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution, or should there occur any merger, consolidation or other reorganization, then appropriate adjustments will be made to the maximum number and/or class of securities issuable under the Amended 2005 Plan, the maximum number and/or class of securities issuable under the Amended 2005 Plan pursuant to incentive stock options after September 2, 2014, the maximum number and/or class of securities for which the various types of awards under the Amended 2005 Plan may be made to any employee or non-employee director during any calendar year and the number and or class of securities subject to the Company's outstanding repurchase rights under the Amended 2005 Plan and the repurchase price payable per share. Outstanding awards under the 2005 Plan will also be appropriately adjusted as to the number and/or class of securities and exercise price (or other cash consideration) payable per share under each such award. The adjustments will be made in such a manner as the Plan Administrator deems appropriate and such adjustments will be final, binding and conclusive.

Withholding

        The Plan Administrator may provide holders of awards under the Amended 2005 Plan with the right to use shares of our common stock in satisfaction of all or part of the federal and state income and employment withholding taxes to which they may become subject in connection with the exercise, vesting or settlement of those awards. Either of the following alternatives may be utilized to satisfy the applicable withholding taxes:

  •
  Stock withholding:  The election to have us withhold, from the shares otherwise issuable upon the exercise, vesting or settlement of that award, a portion of those shares with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by the holder. The shares so withheld will reduce the number of shares of common stock available for issuance under the Amended 2005 Plan.

  •
  Stock delivery:  The election to deliver to us, at the time of the exercise, vesting or settlement of such award, shares of our common stock at the time held by such individual with an aggregate fair market value equal to the percentage of the withholding taxes (not to exceed 100%) designated by such individual. The shares of common stock so delivered will not be added to the number of shares of common stock available for issuance under the Amended 2005 Plan.

        In addition, the Plan Administrator may structure an award under the Amended 2005 Plan so that a portion of the shares of common stock otherwise issuable under those awards will automatically be withheld by us in satisfaction of the withholding taxes which become applicable in connection with the exercise, vesting or settlement of that award.

Acquisition of Other Entities

        The shares available for issuance under the Amended 2005 Plan also may, in the Plan Administrator's sole discretion, be used to satisfy our obligations to issue shares under (i) any options granted by a corporation or other entity which we assume in connection with our acquisition of that entity or (ii) any options granted under the Plan in substitution for those options of the acquired entity. We may effect the assumption or substitution even if the exercise price per share of our common stock under the assumed or substituted options is less than the fair market value of our common stock at that time, provided the aggregate spread on each such option immediately after the assumption or substitution (the excess of the fair market value of the option shares over the aggregate exercise price payable for those shares) is not greater than the aggregate option spread immediately prior to the assumption or substitution and certain other requirement are satisfied to assure that the option holder does not receive any additional benefits as a result of the assumption or substitution.

Amendments and Termination

        The board may amend, suspend or terminate the Amended 2005 Plan at any time; provided, however, no amendments to the Amended 2005 Plan will be made without the approval of our stockholders if such approval is required by applicable law or regulation or the listing standards of the exchange on which our common stock is at the time primarily traded. Unless earlier terminated by our board, the Amended 2005 Plan will terminate on September 1, 2024; if this proposal is not approved at the annual meeting, the 2005 Plan will terminate on August 30, 2015.

Federal Income Tax Consequences

        The following is a summary of the Federal income taxation treatment applicable to us and the participants who receive awards under the Amended 2005 Plan.

Option Grants

        Options granted under the 2005 Plan may be either incentive stock options, which satisfy the requirements of Section 422 of the Code, or non-statutory stock options, which are not intended to meet such requirements. The Federal income tax treatment for the two types of options differs as follows:

Incentive Stock Options

        No taxable income is recognized by the participant at the time of the option grant, and no taxable income is recognized for ordinary income tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The participant will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before those two periods are satisfied, then a disqualifying disposition will result.

        Upon a qualifying disposition, the participant will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the participant. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

        If the participant makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes a qualifying disposition of the shares.

Non-Statutory Options

        No taxable income is recognized by an participant upon the grant of a non-statutory option. The participant in general will recognize ordinary income, in the year in which the option is exercised, equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant with respect to the exercised non-statutory option. The deduction in general will be allowed for our taxable year in which such ordinary income is recognized by the participant.

Stock Appreciation Rights

        No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares of common stock on the exercise date over the base price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Restricted Stock Awards

        The recipient of unvested shares of common stock issued under the Amended 2005 Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. Subject to the deductibility limitations of Section 162(m) described below, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares. The deduction in general will be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units

        No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are actually issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. Subject to the deductibility limitations of Section 162(m) described below, we will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued. The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Deductibility of Executive Compensation

        We anticipate that any compensation deemed paid by us in connection with the exercise of non-statutory stock options or stock appreciation rights or the disqualifying disposition of incentive stock option shares will qualify as performance-based compensation for purposes of Section 162(m) and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain of our executive officers. Accordingly, the compensation deemed paid with respect to options and stock appreciation rights granted under the Amended 2005 Plan should remain deductible by us without limitation under Section 162(m). However, any compensation deemed paid by us in connection with any other awards made under 2005 Plan will be subject to the $1,000,000 limitation, unless the vesting of those awards is tied to performance goals based on one or more of the performance criteria described above. The Compensation Committee has full discretion to determine whether or not awards made under the 2005 Plan will be structured so as to qualify as performance-based compensation under Code Section 162(m) and will make its decision based on all the relevant factors, including potential tax deductibility, in existence at the time of granting of the award.

Accounting Treatment

        The accounting principles applicable to awards made under the Amended 2005 Plan may be summarized in general terms as follows:

        Pursuant to Accounting Standards Codification, Topic 718, of the Financial Accounting Standards Board, we are required to expense all share-based payments, including grants of stock options, stock appreciation rights, restricted stock, restricted stock units and all other stock-based awards under the 2005 Plan. Accordingly, grant-date fair value of awards granted to employees and non-employee board members and payable in shares of our common stock will be charged as a direct compensation expense against our reported earnings over the requisite service period. Awards that are to be settled in cash will be subject to variable mark-to-market accounting until the actual settlement date. Such accounting treatment will be applicable for awards tied solely to service-vesting requirements. Grant of fully-vested stock-based awards will result in an immediate charge to the Company's earnings equal to the grant-date fair value of these awards.

Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required for approval of this proposal.

        The board of directors unanimously recommends that you vote "FOR" the approval of the Amended 2005 Plan.

PROPOSAL NO. 5

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE
2009 EMPLOYEE STOCK PURCHASE PLAN

        On June 11, 2014, our board of directors approved an amendment and restatement of our Employee Stock Purchase Plan (the "Purchase Plan"). Our stockholders are now being asked to approve the amendment and restatement of the Purchase Plan. The amendment and restatement of the Purchase Plan will become effective only if it is approved by our stockholders at the annual meeting. If approved by our stockholders, the amendment and restatement of the Purchase Plan will effect the following changes:

  (i)
  increase the share reserve by 4,000,000 shares;

  (ii)
  eliminate a provision pursuant to which the share reserve of the Purchase Plan would have automatically increased by 250,000 shares on May 1, 2015; and

  (iii)
  extend the term of the Purchase Plan from December 15, 2019 to September 1, 2024.

        Except for the changes described above, the remaining terms of the amended and restated Purchase Plan are materially consistent with the terms of the Purchase Plan, as currently in effect.

        The Purchase Plan will allow us to continue to provide an incentive to attract, retain and reward eligible employees of the Company and any participating parent or subsidiary companies (whether now existing or subsequently established) with the opportunity to purchase shares of common stock at semi-annual intervals through their accumulated periodic payroll deductions. The Purchase Plan is an important component of the overall benefits we offer our employees. Should the amended and restated Purchase Plan not be approved by our stockholders, then the Purchase Plan will terminate upon issuance of the remaining share reserve, which we expect to occur in 2015.

        The Purchase Plan was adopted by our board of directors on September 9, 2009, approved by our stockholders on November 18, 2009 and became effective on December 16, 2009. At the same time our board of directors and stockholders adopted and approved the Purchase Plan, they also adopted and approved the Finisar Corporation 2009 International Employee Stock Purchase Plan (the "International Plan"), which was intended to be used for participants outside of the United States. However, the International Plan was never implemented and all of our employees now participate under the Purchase Plan. Our board subsequently amended the Purchase Plan on August, 28, 2012 in order to clarify certain provisions and make certain other adjustments to facilitate plan administration.

Plan Summary

        The following is a summary of the principal features of the amended and restated Purchase Plan (assuming stockholder approval of this proposal), but such summary does not purport to be a complete description of all the provisions of the Purchase Plan and is qualified in its entirety by reference to the provisions of the amended and restated Purchase Plan attached hereto as Exhibit B.

Securities Subject to the Purchase Plan

        The maximum number of shares of common stock reserved for issuance over the term of the Purchase Plan will be 7,000,000 shares, including the 4,000,000-share increase subject to this proposal, 4,483,408 of which will be available for issuance after the annual meeting (including shares issuable pursuant to purchase rights that are outstanding at the time of the annual meeting). The shares issuable under the Purchase Plan may be made available from authorized but unissued shares of our common stock or from shares of common stock repurchased by us, including shares repurchased on the open market.

        In the event that any change is made to our outstanding common stock (whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without our receipt of consideration), appropriate adjustments will be made to (i) the maximum number and class of securities issuable under the Purchase Plan, (ii) the number and class of securities by which the share reserve is to increase automatically each calendar year, and (iii) the number and class of securities and the price per share in effect under each outstanding purchase right. Such adjustments will be made in such a manner to prevent the dilution or enlargement of benefits under the Plans or the outstanding purchase rights thereunder, and such adjustments will be final, binding and conclusive.

Administration

        The Purchase Plan is administered by the Compensation Committee of our board. Such committee has authority to amend or terminate the Purchase Plan, to adopt administrative rules and procedures, to interpret the purpose of the Purchase Plans and to designate the participating parent or subsidiary corporations. The term "Plan Administrator," as used in this summary, will mean such committee.

Eligibility and Participation

        Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty hours per week for more than five months per calendar year in our employ or in the employ of any participating parent or subsidiary corporation (including any corporation which subsequently becomes such at any time during the term of the Purchase Plan) is eligible to participate in the Purchase Plan. To the extent required by local law, foreign employees who are expected to work for less than twenty hours per week or less than five months per calendar year will be allowed to participate in the Purchase Plan. Each individual who is an eligible employee on the start date of any offering period may enter that offering period on such start date.

        As of July 1, 2014, approximately 1,100 employees, including 8 executive officers, were eligible to participate in the Purchase Plan.

Offering Periods and Purchase Rights

        Shares of our common stock will be offered under the Purchase Plan through a series of offering periods. Two separate offering periods will take place each year. The first offering period will have a duration of approximately twelve (12) months and in general will run from the first business day of the twelve (12)-month period commencing on December 16 of each year and end on the last business day of such twelve (12)-month period. The second offering period will have a duration of approximately six (6) months and in general will run from the first business day of the six (6)-month period commencing on June 16 each year and end on the last business day of such six (6)-month period. Each twelve (12)-month offering period will be comprised of two six (6)-month purchase intervals. The first purchase interval will generally run from the first business day in the six (6)-month period commencing on December 16 each year and end on the last business day of such six (6)-month period, and the second interval will generally run from the first business day of the six (6)-month period commencing on June 16 and end on the last business day of such six (6)-month period. Each six (6)-month offering period will consist of a single purchase interval coterminous with its six (6)-month duration. The Plan Administrator may, however establish a different duration for one or more offering periods or the purchase intervals within those periods or different beginning or ending dates for such offering periods or purchase intervals; however, no offering period may have a duration in excess of twenty-seven (27) months.

        At the time a participant joins an offering period, he or she will be granted a purchase right to acquire shares of our common stock on the last day of each purchase interval within that offering period. All payroll deductions collected from the participant for each purchase interval will be automatically applied to the purchase of common stock at the end of that purchase interval, subject to certain limitations.

Payroll Deductions and Stock Purchases

        Each participant may authorize periodic payroll deductions in any multiple of one percent (up to a maximum of twenty percent) of his or her cash earnings to be applied to the acquisition of common stock semi-annually at the end of each purchase interval. Accordingly, on each semi-annual purchase date, the payroll deductions of each participant accumulated for the purchase interval ending on that purchase date will automatically be applied to the purchase of whole shares of common stock at the purchase price in effect for the participant for that purchase date. The Plan Administrator will have the discretionary authority to change the percentage contribution rates in effect for one or more subsequent offering periods.

        Payroll deductions made in currency other than U.S. dollars will be converted into such dollars on the date or dates and at the exchange rate determined by the Plan Administrator prior to the start of the offering period in which those deductions are made.

Purchase Price

        The purchase price of the common stock acquired on each purchase date within an offering period will be not less than eighty-five percent of the lower of (i) the fair market value per share of our common stock on the start date of that offering period or (ii) the fair market value on the purchase date.

Valuation

        For purposes of the Purchase Plan, the fair market value per share of our common stock on any relevant date will be deemed to be equal to the closing sale price per share of our common stock on that date on the primary market on which our common stock is at the time traded. On July 1, 2014, the fair market value was $19.98 per share, based on the closing sale price of our common stock on that date on the NASDAQ Global Select Market. If the date in question is not a date on which our common stock is traded, then the immediately preceding trading date will be used.

Special Limitations

        The Purchase Plan imposes certain limitations upon a participant's rights to acquire common stock, including the following limitations:

  •
  Purchase rights granted to a participant may not permit such individual to purchase more than $25,000 worth of our common stock (valued at the time each purchase right is granted) for each calendar year those purchase rights are outstanding at any time.

  •
  Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own or hold outstanding options or other rights to purchase, stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our outstanding stock or the outstanding stock of any of our affiliates.

  •
  Purchase rights granted to a participant at the beginning of a twelve (12)-month offering period may not permit the participant to purchase more than that number of whole shares of our common stock determined by dividing twenty-five thousand dollars ($25,000) by the fair market value per share of our common stock on the start date of the offering period. Purchase rights granted to a participant at the beginning of a six (6)-month offering period may not permit the participant to purchase more than that number of whole shares of our common stock determined by dividing twelve thousand five hundred dollars ($12,500) by the fair market value of a share of our common stock on the start date of the offering period. The Plan Administrator may make appropriate adjustments to the number of shares purchasable per participant in an offering period in the event that offering period is of a longer or shorter duration than those indicated above.

  •
  The maximum number of shares purchasable in total by all participants on any one purchase date may not exceed that number of shares of our common stock equal to one-half of one percent (0.5%) of the total number of shares outstanding on the immediately preceding May 1 of the calendar year in which such purchase date occurs. The Plan Administrator may, prior to the start of any offering period, increase or decrease the limitation on the number of shares purchasable in total by all participants on each purchase date.

Termination of Purchase Rights

        The participant may withdraw from the Purchase Plan at any time, and his or her accumulated payroll deductions will be refunded as soon as practicable after the withdrawal. In such event, the individual may not rejoin the Purchase Plan until the start of a new offering period.

        The participant's purchase right will immediately terminate upon his or her cessation of employment or loss of eligible employee status. Any payroll deductions which the participant may have made for the purchase interval in which such cessation of employment or loss of eligibility occurs will be refunded and will not be applied to the purchase of common stock.

Stockholder Rights

        No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf and the participant has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the date of such purchase.

Assignability

        No purchase rights will be assignable or transferable by the participant, and the purchase rights will be exercisable only by the participant.

Change in Control

        Should we be acquired by a merger or a sale of all or substantially all of our assets or securities possessing more than fifty percent of the total combined voting power of our outstanding securities, then the successor entity (or its parent corporation) may assume our obligations under the Purchase Plan and the outstanding purchase rights. In the event of such assumption, each purchase right will be appropriately adjusted to preclude any dilution or enlargement of benefits thereunder, and the accumulated payroll deductions will automatically be applied to the purchase of shares of common stock (or such other securities as may then be subject to the purchase rights) on the next scheduled purchase date.

        If the outstanding purchase rights are not assumed, we will accelerate the next purchase date in each of the then current offering periods to a date before the closing date on which we are to be acquired, and the accumulated payroll deductions will automatically be applied to the purchase of shares of our common stock. The purchase price will be equal to eighty-five percent (or any higher percentage in effect for those offering periods) of the lower of (i) the fair market value per share of common stock on the start date of the offering period in which the participant is enrolled at the time of such acquisition or (ii) the fair market value per share of common stock on the date the shares are purchased.

Share Pro-Ration

        Should the total number of shares of common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares then available for issuance under the Purchase Plan or the maximum number of shares purchasable in total by all participants in the Purchase Plan on any one purchase date, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock pro-rated to such individual, will be refunded.

Amendment and Termination

        Our board of directors (or a duly authorized committee thereof) may amend or terminate the Purchase Plan at any time. However, no amendment may adversely affect outstanding purchase rights, except to the extent necessary to qualify the Purchase Plan as an "employee stock purchase plan" pursuant to Section 423 of Code or to comply with applicable laws, regulations or rules. In addition, the board may not, without stockholder approval, (i) increase the number of shares issuable under the Purchase Plan (except permissible adjustments in the event of changes to our capitalization) or (ii) change the entities that may be designated by the Plan Administrator as participating corporations.

        Unless earlier terminated by our board of directors, the Purchase Plan will terminate upon the earliest to occur of (i) September 1, 2024, (ii) the date on which all shares available for issuance thereunder are sold pursuant to exercised purchase rights or (iii) the date on which all purchase rights are exercised in connection with a change in control.

New Plan Benefits

        No purchase rights will be granted, and no shares of our common stock will be issued under the 4,000,000-share reserve increase under the Purchase Plan unless the proposed amendment of the Purchase Plan is approved by the stockholders at the annual meeting.

Stock Purchases

        Purchases for the Period April 29, 2013 to July 1, 2014.    The following table sets forth, as to our named executive officers and the other individuals and groups indicated, the number of shares of our common stock purchased under the Purchase Plan from April 29, 2013 through July 1, 2014, together with the weighted-average purchase price paid per share.

Name	Number of Purchased Shares	Weighted- Average Purchase Price Per Share ($)
Named Executive Officers
Jerry S. Rawls	—	—
Eitan Gertel	—	—
Joseph A. Young	2,486	$13.84
John Clark	2,319	13.44
Todd Swanson	2,515	13.88
Kurt Adzema	2,381	13.78
All current executive officers as a group (8 persons)	14,232	13.71
All employees, excluding current executive officers, as a group	886,303	13.82

        Purchases Over the Term of the Purchase Plan.    The following table sets forth, as to our named executive officers and the other individuals and groups indicated, the number of shares of our common stock purchased under the Purchase Plan from December 16, 2009 through July 1, 2014, together with the weighted-average purchase price paid per share.

Name	Number of Purchased Shares	Weighted- Average Purchase Price Per Share ($)
Named Executive Officers
Jerry S. Rawls	—	—
Eitan Gertel	—	—
Joseph A. Young	4,905	$12.82
John Clark	4,738	12.45
Todd Swanson	7,974	10.94
Kurt Adzema	7,840	10.91
All current executive officers as a group (8 persons)	37,916	11.63
All employees, excluding current executive officers, as a group	2,478,676	11.50

U.S. Federal Income Tax Consequences

        The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the U.S. Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participant for U.S. tax purposes, and no deduction will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

        If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which such shares were acquired or within one year after the purchase date on which those shares were actually acquired, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

        If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) fifteen percent of the fair market value of the shares on the start date of that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

        If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) fifteen percent of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Accounting Treatment

        Pursuant to the accounting principles which are applicable to employee stock purchase plans, the fair value of each purchase right granted under the Purchase Plan is charged as a direct compensation expense to our reported earnings over the offering period to which that purchase right pertains. The fair value of each such purchase right will be determined as of its grant date.

 Vote Required and Recommendation of the Board of Directors

        The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the annual meeting is required for approval of this proposal.

        The board of directors unanimously recommends that you vote "FOR" the approval of the amendment and restatement of the Purchase Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Pursuant to our Code of Ethics, our executive officers, directors and employees are to avoid conflicts of interest, except with the approval of the board of directors. A related party transaction would be a conflict of interest. The board has delegated to the Audit Committee the authority to review and approve related party transactions. In approving or rejecting a proposed transaction, the Audit Committee will consider the relevant facts and circumstances and, if applicable, the impact of the proposed transaction on the director's independence. The Audit Committee will approve only those transactions that, in light of known circumstances, are in, or are not inconsistent with, our best interests, as the Audit Committee determines in the good faith exercise of its discretion.

        Guy Gertel, the brother of Eitan Gertel, our Chief Executive Officer, provided sales and marketing services to Optium through GHG Technologies, a company he owns. Subsequent to the Optium merger in August 2008, GHG Technologies has continued to provide such services to Finisar. For services rendered during fiscal 2014, we paid GHG Technologies $195,164 in cash compensation. In addition, Finisar granted to Guy Gertel, for no additional consideration, 4,164 restricted stock units with a fair market value of $66,957, which vest as follows: 25% on June 24, 2014 and an additional 25% on each of the next three anniversaries thereafter, to be fully vested on June 24, 2017, subject to Mr. Gertel's continuing to provide services to Finisar. We believe that the cash payments to GHG were fair and reasonable and were comparable to amounts that would have been paid to an unaffiliated party in an arms' length transaction. The restricted stock unit awards to Mr. Gertel were consistent with the type and size of grants made to our other sales professionals.

        We have entered into indemnification agreements with our officers and directors containing provisions that require us, among other things, to indemnify our officers and directors against certain liabilities that may arise by reason of their status or service as officers or directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

        Except as described in the previous paragraphs and except for the compensation arrangements and other arrangements described in "Director Compensation" and "Executive Compensation and Related Matters" elsewhere in this proxy statement, there were no transactions during our fiscal year ended April 27, 2014, and there is not currently proposed any transaction or series of similar transactions to which we were or will be a party, in which the amount involved exceeded or will exceed $120,000 in which any director, any executive officer, any holder of 5% or more of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

PRINCIPAL STOCKHOLDERS AND SHARE OWNERSHIP BY MANAGEMENT

        The following table sets forth information known to us regarding the beneficial ownership of our common stock as of July 11, 2014 by:

  •
  each stockholder who is known by us to beneficially own more than 5% of our common stock;

  •
  each of our directors;

  •
  each of our executive officers named in the Summary Compensation Table for fiscal 2014 in "Executive Compensation and Related Matters" above; and

  •
  all of our executive officers and directors as a group.

	Shares of Common Stock Beneficially Owned(1)
Name of Beneficial Owner(1)	Number	Percentage
5% Stockholders
Citadel Advisors LLC(2)	5,442,218	5.47%
131 S. Dearborn Street, 32nd Floor
Chicago, IL 60603
Citadel Advisors Holdings II LP(2)	5,552,530	5.58%
131 S. Dearborn Street, 32nd Floor
Chicago, IL 60603
Citadel GP LLC(2)	5,706,065	5.73%
131 S. Dearborn Street, 32nd Floor
Chicago, IL 60603
Kenneth Griffin(2)	5,706,065	5.73%
131 S. Dearborn Street, 32nd Floor
Chicago, IL 60603
Blackrock, Inc.(3)	6,117,690	6.15%
40 East 52nd Street
New York, NY 10022
The Vanguard Group(4)	5,685,318	5.71%
100 Vanguard Blvd.
Malvern, PA 19355
Systematic Financial Management LP(5)	6,591,282	6.62%
300 Fnrak W. Burr Blvd., Glenpointe East, 7th Floor
Teaneck, NJ 07666
Capital World Advisors(6)	11,289,000	11.34%
333 South Hope Street
Los Angeles, CA 90071
Directors
Jerry S. Rawls(7)	660,414	*
Eitan Gertel(8)	693,398	*
Michael C. Child(9)	32,426	*
Roger C. Ferguson(10)	45,312	*
Thomas E. Pardun(11)	33,270	*
Robert N. Stephens(12)	31,906	*
Named Executive Officers
Joseph A. Young(13)	223,501	*
Todd Swanson(14)	116,238	*
Kurt Adzema(15)	48,388	*
John Clark	48,457	*
All executive officers and directors as a group (12 persons)(16)	2,150,133	2.14%

*
Less than 1%.

(1)
The address of each of the named individuals is: c/o Finisar Corporation, 1389 Moffett Park Drive, Sunnyvale, CA 94089. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All shares of common stock subject to options exercisable within 60 days following July 11, 2014 and restricted stock units ("RSUs") that vest within that period are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the number of shares beneficially owned and the percentage of ownership of that person. They are not, however, deemed to be outstanding and beneficially owned for the purpose of computing the percentage ownership of any other person. Accordingly, percent ownership is based on 99,529,472 shares of common stock outstanding as of July 11, 2014 plus any shares issuable pursuant to options held by the person or group in question which may be exercised within 60 days following July 11, 2014 and RSUs that vest within that period. Except as indicated in the other footnotes to the table and subject to applicable community property laws, based on information provided by the persons named in the table, these persons have sole voting and investment power with respect to all shares of the common stock shown as beneficially owned by them.

(2)
As reported on a Schedule 13G/A filed on February 13, 2014, jointly filed by Citadel Advisors LLC ("Citadel Advisors"), Citadel Advisors Holdings II LP ("CAH2"), Citadel GP LLC ("CGP") and Mr. Kenneth Griffin with respect to shares of common stock (and options to purchase common stock) of the Company owned by Citadel Global Equities Master Fund Ltd., a Cayman Islands limited company ("CG"), Surveyor Capital Ltd., a Cayman Islands limited company ("SC"), Citadel Quantitative Strategies Master Fund Ltd., a Cayman Islands limited company ("CQ"), and Citadel Securities LLC, a Delaware limited liability company ("Citadel Securities"), as of December 31, 2013, Citadel Advisors has shared voting power with respect to 5,442,218 shares and shared dispositive power with respect to 5,442,218 shares, CAH2 has shared voting power with respect to 5,552,530 shares and shared dispositive power with respect to 5,552,530 shares, each of CGP and Kenneth Griffin has shared voting power with respect to 5,706,065 shares and shared dispositive power with respect to 5,706,065 shares.

Citadel Advisors is the portfolio manager for CG and SC. Citadel Advisors II LLC, a Delaware limited liability company ("CA2"), is the portfolio manager of CQ. CAH2 is the managing member of Citadel Advisors and CA2. CALC III LP, a Delaware limited partnership ("CALC3"), is the non-member manager of Citadel Securities. CGP is the general partner of CALC3 and CAH2. Mr. Griffin is the President and Chief Executive Officer of, and owns a controlling interest in, CGP.

(3)
As reported on a Schedule 13G/A filed on January 29, 2014, as of December 31, 2013 Blackrock, Inc. has sole voting power with respect to 5,718,089 shares and sole dispositive power with respect to 6,117,690 shares.

(4)
As reported on a Schedule 13G/A filed on February 2, 2014, as of December 31, 2013 The Vanguard Group has sole voting power with respect to 138,737 shares, sole dispositive power with respect to 5,551,968 shares and shared dispositive power with respect to 133,350 shares.

(5)
As reported on a Schedule 13G filed on February 13, 2014, as of December 31, 2013 Systematic Financial Management LP has sole voting power with respect to 4,432,956 shares and sole dispositive power with respect to 6,591,282 shares.

(6)
As reported on a Schedule 13G filed on June 10, 2014, as of May 30, 2014 Capital World Investors has sole dispositive power with respect to 11,289,000 shares.

(7)
Includes 339,347 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014.

(8)
Includes 367,836 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014.

(9)
Includes (a) 5,061 shares held by the Child Family Trust and (b) 3,959 RSUS that vest within 60 days following July 11, 2014.

(10)
Includes (a) 21,459 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014 and (b) 3,959 RSUS that vest within 60 days following July 11, 2014.

(11)
Includes (a) 8,750 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014 and (b) 3,959 RSUS that vest within 60 days following July 11, 2014.

(12)
Includes (a) 7,469 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014 and (b) 3,959 RSUS that vest within 60 days following July 11, 2014.

(13)
Includes 146,604 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014.

(14)
Includes 63,191 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014.

(15)
Includes 22,556 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014.

(16)
Includes (a) 1,151,331 shares issuable upon exercise of options exercisable within 60 days following July 11, 2014 and (b) 15,836 RSUs that vest within 60 days following July 11, 2014.

 SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us copies of all Section 16(a) forms filed by such person.

        Based solely on our review of such forms furnished to us, and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders during the fiscal year ended April 27, 2014 were satisfied, with the exception of one Form 4 report for each of Jerry S. Rawls, Joseph A. Young, Kurt Adzema, Michael C. Child, Christopher Brown, Eitan Gertel, Thomas E. Pardun, Robert N. Stephens, Todd Swanson and Mark Colyar, each reporting one transaction and one Form 4 filed by Roger C. Ferguson reporting two transactions.

EQUITY COMPENSATION PLAN INFORMATION

        We currently maintain three compensation plans that provide for the issuance of our common stock to officers, directors, other employees or consultants. These consist of the 2005 Stock Incentive Plan, the 2009 Employee Stock Purchase Plan and the 2009 International Employee Stock Purchase Plan, each of which has been approved by our stockholders. We previously maintained the 2001 Nonstatutory Stock Option Plan, or the 2001 Plan, which was adopted in February 2001 and has not been approved by our stockholders. No additional options will be granted under the 2001 Plan. The following table sets forth information regarding outstanding options and shares reserved for future issuance under the foregoing plans as of April 27, 2014:

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in Column (a)) (c)(1)
Equity compensation plans approved by stockholders	8,726,456	$13.68	15,759,089
Equity compensation plan not approved by stockholders(2)(3)	945	$9.20	—

(1)
Consists of shares available for future issuance under the plans. In accordance with the terms of the 2009 Employee Stock Purchase Plan, the number of shares available for issuance under the 2009 Employee Stock Purchase Plan and the 2009 International Employee Stock Purchase Plan will increase by 125,000 shares on May 1 of each calendar year until and including May 1, 2015. In accordance with the terms of the 2005 Stock Incentive Plan, the number of shares of our common stock available for issuance under the 2005 Stock Incentive Plan will increase on May 1 of each calendar year until and including May 1, 2015 by an amount equal to five percent (5%) of the number of shares of our common stock outstanding as of the preceding April 30.

(2)
Excludes options assumed by us in connection with acquisitions of other companies. As of April 27, 2014, 410,760 shares of our common stock were issuable upon exercise of these assumed options, at a weighted average exercise price of $17.49 per share. No additional awards may be granted under the plans pursuant to which these assumed equity rights were granted.

(3)
A total of 731,250 shares of our common stock were reserved for issuance under the 2001 Plan. As of April 27, 2014, a total of 304,999 shares of common stock had been issued upon the exercise of options granted under the 2001 Plan.

 Material Features of the 2001 Nonstatutory Stock Option Plan

        As of April 27, 2014, 945 shares of our common stock were reserved for issuance upon the exercise of outstanding options granted under the 2001 Plan. The 2001 Plan was adopted by our board on February 16, 2001 and provided for the grant of nonstatutory stock options to employees and consultants with an exercise price per share not less than 85% of the fair market value of our common stock on the date of grant. However, no person was eligible to be granted an option under the 2001 Plan whose eligibility would have required approval of the 2001 Plan by our stockholders. Options granted under the 2001 Plan generally have a ten-year term and vest at the rate of 20% of the shares on the first anniversary of the date of grant and 20% of the shares each additional year thereafter until fully vested. All of the outstanding options are fully vested. Some of the options that have been granted under the 2001 Plan were subject to full acceleration of vesting in the event of a change in control of Finisar. The term of the 2001 Plan expired in February 2011 and no additional options will be granted under the 2001 Plan.

 STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

        Stockholder proposals may be included in our proxy materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a stockholder proposal to be included in our proxy materials for the 2015 annual meeting, the proposal (in addition to compliance with applicable SEC rules) must be received at our principal executive offices, addressed to the Corporate Secretary, not later than March 25, 2015. Submitting a stockholder proposal does not guarantee that we will include it on our proxy statement. Our Nominating and Governance Committee reviews all stockholder proposals and makes recommendations to the board for actions on such proposals. For information on qualifications of director nominees considered by our Nominating and Governance Committee, see the "Corporate Governance" section of this proxy statement.

        In addition, our bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that in order for business to be properly brought before a meeting by a stockholder, such stockholder must have given timely notice thereof in writing to our Corporate Secretary and provided certain information specified in our bylaws. To be timely, a stockholder proposal must be received at our principal executive offices not less than 120 calendar days in advance of the anniversary of the date our definitive proxy materials were released to stockholders in connection with the previous year's annual meeting of stockholders; except that (i) if no annual meeting was held in the previous year, (ii) if the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year's proxy statement, or (iii) in the event of a special meeting, then notice must be received not later than the close of business on the tenth day following the day on which notice of the date of the meeting was mailed or public disclosure of the meeting date was made. We will not entertain any proposals at the meeting that do not meet the requirements set forth in our bylaws. Our bylaws are posted on our website at http://investor.finisar.com/governance.cfm . To request a copy of our bylaws, stockholders should contact our Corporate Secretary. All stockholder proposals should be submitted to the Corporate Secretary of Finisar Corporation at 1389 Moffett Park Drive, Sunnyvale, California 94089.

TRANSACTION OF OTHER BUSINESS

        At the date of this proxy statement, the board of directors knows of no other business that will be conducted at the annual meeting of stockholders of Finisar other than as described in this proxy statement. If any other matter or matters are properly brought before the meeting, or any adjournment or postponement of the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

CHRISTOPHER E. BROWN Secretary

July 23, 2014

 EXHIBIT A

FINISAR CORPORATION
2005 STOCK INCENTIVE PLAN
(As Amended and Restated Effective September 2, 2014)

1.
ESTABLISHMENT, PURPOSE AND TERM OF PLAN.

        1.1    Establishment.    The Finisar Corporation 2005 Stock Incentive Plan (formerly known as the Finisar Corporation 1999 Stock Option Plan) (the "Plan") was established effective as of April 20, 1999. The Plan is hereby amended and restated effective as of September 2, 2014, subject to approval by the stockholders of the Company at the 2014 Annual Meeting.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of the Participating Company Group and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group.

        1.3    Term of Plan.    The Plan shall continue in effect until the earliest of (i) September 1, 2024 or its earlier termination by the Board, (ii) the date on which all of the shares of Stock available for issuance under the Plan have been issued as fully-vested shares or (iii) the termination of all outstanding Options, stock appreciation rights, restricted stock units and other share right awards in connection with a Change in Control. Should the Plan terminate on September 1, 2024, then all Options, stock appreciation rights, unvested stock issuances, restricted stock units and other share right awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing such grants, issuances or awards.

2.
DEFINITIONS AND CONSTRUCTION.

        2.1    Definitions.    Whenever used herein, the following terms shall have their respective meanings set forth below:

            (a)   "Award" means an Option, stock appreciation right, stock, restricted stock, restricted stock unit or other stock based award under the Plan.

            (b)   "Award Agreement" means a written agreement evidencing an Award under the Plan.

            (c)   "Board" means the Board of Directors of the Company.

            (d)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

            (e)   "Committee" means the Compensation Committee of the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan (other than to increase the share reserve or extend the term of the Plan) at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

            (f)    "Company" means Finisar Corporation, a Delaware corporation, or any successor corporation thereto.

            (g)   "Consultant" means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to a Participating Company, provided that the identity of such person, the nature of such services or the entity to which such services are provided would not preclude the Company from offering or selling securities to such person pursuant to the Plan in reliance on registration on a Form S-8 Registration Statement under the Securities Act.

            (h)   "Director" means a member of the Board or of the board of directors of any other Participating Company.

            (i)    "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Optionee's position with the Participating Company Group because of the sickness or injury of the Optionee.

            (j)    "Employee" means any person treated as an employee (including an officer or a Director who is also treated as an employee) in the records of a Participating Company and, with respect to any Incentive Stock Option granted to such person, who is an employee for purposes of Section 422 of the Code; provided, however, that neither service as a Director nor payment of a director's fee shall be sufficient to constitute employment for purposes of the Plan.

            (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            (l)    "Fair Market Value" means, as of any date, the value of a share of Stock or other property as determined by the Board, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

                (i)  If, on such date, the Stock is listed on any established securities exchange, the Fair Market Value of a share of Stock shall be the closing selling price per share of Stock at the close of regular trading hours (i.e., before after-hours trading begins) on the date in question on the securities exchange determined by the Plan Administrator to be the primary market for the Stock, as reported in The Wall Street Journal or such other source as the Plan Administrator deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Plan Administrator, in its discretion.

               (ii)  If, on such date, the Stock is not listed on any established securities exchange or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined by the Board in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse.

            (m)  "Incentive Stock Option" means an Option intended to be (as set forth in the Option Agreement) and which qualifies as an incentive stock option within the meaning of Section 422(b) of the Code.

            (n)   "Insider" means an officer or a Director of the Company or any other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

            (o)   "Nonstatutory Stock Option" means an Option not intended to be (as set forth in the Option Agreement) or which does not qualify as an Incentive Stock Option.

            (p)   "Option" means a right to purchase Stock (subject to adjustment as provided in Section 4.2) pursuant to the terms and conditions of the Plan. An Option may be either an Incentive Stock Option or a Nonstatutory Stock Option.

            (q)   "Option Agreement" means a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof. An Option Agreement may consist of a form of "Notice of Grant of Stock Option" and a form of "Stock Option Agreement" incorporated therein by reference, or such other form or forms as the Plan Administrator may approve from time to time.

            (r)   "Optionee" means a person who has been granted one or more Options.

            (s)   "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

            (t)    "Participant" means a person who has been issued shares of Stock or restricted stock units or other stock-based awards under Section 9.

            (u)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation.

            (v)   "Participating Company Group" means, at any point in time, all corporations collectively which are then Participating Companies.

            (w)  "Performance Goals" means any of the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) revenue, organic revenue, net sales, or new-product revenue or net sales, (ii) achievement of specified milestones in the discovery and development of the Company's technology or of one or more of the Company's products, (iii) achievement of specified milestones in the commercialization of one or more of the Company's products, (iv) achievement of specified milestones in the manufacturing of one or more of the Company's products, (v) expense targets, (vi) share price, (vii) total shareholder return, (viii) earnings per share, (ix) operating margin, (x) gross margin, (xi) return measures (including, but not limited to, return on assets, capital, equity, or sales), (xii) productivity ratios, (xiii) operating income, (xiv) net operating profit, (xv) net earnings or net income (before or after taxes), (xvi) cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), (xvii) earnings before or after interest, taxes, depreciation, amortization, (xviii) economic value added, (xix) market share, (xx) working capital, (xxi) achievement of specified milestones relating to corporate partnerships, collaborations, license transactions, distribution arrangements, mergers, acquisitions, dispositions or similar business transactions and (xxii) employee retention and recruiting and human resources management. In addition, such performance goals may be based upon the attainment of specified levels of the Company's performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company's business units or divisions or any Parent or Subsidiary. Performance goals may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the grant of the Award to provide for appropriate adjustments or exclusions for one or more of the following items: (A) asset impairments or write-downs; (B) litigation or governmental investigation expenses and any judgments, verdicts and settlements in connection therewith; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary or nonrecurring items; (F) items of income, gain, loss or expense attributable to the operations of any business acquired by the Company or costs and expenses incurred in connection with mergers and acquisitions; (G) items of income, gain, loss or expense attributable to one or more business operations divested by the Company or the gain or loss realized upon the sale of any such business the assets thereof, (H) accruals for bonus or incentive compensation costs and expenses associated with cash-based awards or stock-based awards made under the any bonus or incentive compensation plan of the Company, (I) changes in excess and obsolete inventory reserve, (J) the impact of foreign currency fluctuations or changes in exchange rates and (K) changes in deemed taxes and/or outstanding shares resulting from any or all of the foregoing adjustments and exclusions.

            (x)   "Plan Administrator" means the particular entity, whether the Committee or the Board, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

            (y)   "Plan Amendment Date" means September 2, 2014.

            (z)   "Rule 16b-3" means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

            (aa) "Securities Act" means the Securities Act of 1933, as amended.

            (bb) "Service" for any particular Award shall have the meaning assigned to such term in the applicable Award Agreement or, in the absence of any other Service definition in the Award Agreement, Service means a person's employment or service with the Participating Company Group, whether in the capacity of an Employee, a Director or a Consultant. A person's Service shall not be deemed to have terminated merely because of a change in the capacity in which the person renders Service to the Participating Company Group or a change in the Participating Company for which the person renders such Service, provided that there is no interruption or termination of the person's Service. Furthermore, a person's Service with the Participating Company Group shall not be deemed to have terminated if the person takes any military leave, sick leave, or other bona fide leave of absence approved by the Company; provided, however, that if any such leave exceeds three (3) months and the Optionee's right to return to Service with the Participating Company Group is not guaranteed by statute or contract, any Incentive Stock Option held by the person and not exercised within the six (6)-month period measured from the start date of such leave shall cease to be treated as an Incentive Stock Option and instead shall be treated thereafter as a Nonstatutory Stock Option. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under any Award. The person's Service shall be deemed to have terminated either upon an actual termination of Service or upon the corporation for which the person performs Service ceasing to be a Participating Company. Subject to the foregoing, the Company (or, with respect to any Insider, the Plan Administrator), in its discretion, shall determine whether the person's Service has terminated and the effective date of such termination.

            (cc) "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

            (dd) "Stock Issuance Agreement" means a written agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the issuance of Stock or the grant of other Awards to the Participant pursuant to Section 9.

            (ee) "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

            (ff)  "Ten Percent Owner Optionee" means an Optionee who, at the time an Option is granted to the Optionee, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of a Participating Company within the meaning of Section 422(b)(6) of the Code.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.
ADMINISTRATION.

        3.1    Administration.    The Committee shall administer the Plan with respect to officers of the Company who are Insiders. The Board shall administer the Plan with respect to non-employee members of the Board. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board's discretion, be vested in the Committee, or the Board may retain the power to administer the Plan with respect to all such persons.

        3.2    Committee Membership.    Members of the Committee shall serve for such period of time as the Board may determine and may be removed by the Board at any time. The Committee shall be comprised solely of two or more non-employee Board members, each of whom is intended to qualify as both a "non-employee director" (as defined by Rule 16b-3 of the Exchange Act or any successor rule), an "outside director" for purposes of Section 162(m) of the Code and an "independent director" under the rules of any securities exchange or automated quotation system on which the Stock is then listed, quoted or traded; provided that any action taken by the Committee shall be valid and effective, whether or not one or more members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this definition or otherwise provided in the charter of the Compensation Committee.

        3.3    Authority of Officers.    Any officer of a Participating Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.4    Powers of the Plan Administrator.    In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Plan Administrator shall have the full and final power and authority, in its discretion:

            (a)   to determine, with respect to the grant of Options or stock appreciation rights, which eligible persons are to receive such grants, the time or times when those grants are to be made, the number of shares to be covered by each such grant, the status of a granted Option as either an Incentive Stock Option or a Nonstatutory Option, the exercise or base price of each such grant, the method of payment of the exercise price of a granted Option, the time or times when each Option or stock appreciation right is to become exercisable, the vesting schedule (if any) applicable to the grant, the maximum term for which the grant is to remain outstanding, the method for satisfaction of any tax withholding obligation arising in connection with the Option or stock appreciation right or the shares acquired thereunder (including by the withholding or delivery of shares of Stock), the effect of the person's termination of Service with the Participating Company Group on any outstanding Option or stock appreciation right and all other terms, conditions and restrictions applicable to the Option or stock appreciation right not inconsistent with the terms of the Plan;

            (b)   to designate, with respect to direct stock issuances or other stock-based awards, which eligible persons are to receive such issuances or awards, the time or times when the issuances or awards are to be made, the number of shares subject to each such issuance or award, the vesting schedule (if any) applicable to the shares subject to such issuance or award and the consideration for such shares, the method for satisfaction of any tax withholding obligation arising in connection with such issuance or award or the shares acquired thereunder (including by the withholding or delivery of shares of Stock), the effect of the person's termination of Service with the Participating Company Group on any outstanding award or shares and all other terms, conditions and restrictions applicable to the award or shares not inconsistent with the terms of the Plan;

            (c)   to determine the Fair Market Value of shares of Stock or other property;

            (d)   to approve one or more forms of Award Agreements;

            (e)   to amend, modify, extend, cancel or renew any Option or to waive any restrictions or conditions applicable to any Option or any shares acquired upon the exercise thereof;

            (f)    to accelerate, continue, extend or defer the exercisability or vesting of any Award or the vesting of any shares acquired thereunder, including with respect to the period following a person's termination of Service with the Participating Company Group;

            (g)   to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt supplements or subplans to, or alternative versions of, the Plan, including, without limitation, as the Plan Administrator deems necessary or desirable to comply with the laws of, or to accommodate the tax policy or custom of, foreign jurisdictions whose residents may be granted Awards;

            (h)   to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Plan Administrator may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

        3.5    Administration with Respect to Insiders.    With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

        3.6    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Committee and the Board and any officers or employees of the Participating Company Group to whom authority to act for the Committee, the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.
SHARES SUBJECT TO PLAN.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan on or after the Plan Amendment Date shall be equal to the number of shares of Stock subject to Awards outstanding immediately prior to the Plan Amendment Date plus Thirteen Million (13,000,000) shares, up to an aggregate of Twenty-two Million Five Hundred Thousand (22,500,000) shares. The shares of Stock available for issuance under the Plan shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof. Notwithstanding the foregoing, except as adjusted pursuant to Section 4.2, the maximum aggregate number of shares of Stock that may be issued pursuant to the exercise of Incentive Stock Options (the "ISO Share Limit") on or after the Plan Amendment Date shall not exceed Twenty-two Million Five Hundred Thousand (22,500,000). Shares of Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent (i) those Awards expire or terminate for any reason prior to the issuance of the shares of Stock subject to those Awards or (ii) the awards are cancelled in accordance with the cancellation-

regrant provisions of Section 8. Unvested shares issued under the Plan and subsequently cancelled or repurchased by the Company at or below the original exercise or issue price paid per share pursuant to the Company's repurchase rights under the Plan shall be added back to the number of shares of Stock reserved for issuance under the Plan and shall accordingly be available for subsequent reissuance under the Plan. In addition, should the exercise price of an Option under the Plan be paid with shares of Stock, the authorized reserve of Stock under the Plan shall be reduced by the gross number of shares for which the Option is exercised, and not by the net number of shares issued under the exercised Option. Upon the exercise of any stock appreciation right under the Plan, the share reserve shall be reduced by the gross number of shares as to which such right is exercised, and not by the net number of shares issued by the Company upon such exercise. If shares of Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of an Award or the issuance of fully-vested shares, the number of shares of Stock available for issuance under the Plan shall be reduced on the basis of the gross number of shares issued, vested or exercised under such Award, calculated in each instance prior to any such share withholding.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification, exchange of shares, spin-off transaction or other change affecting the outstanding shares of Stock as a class without the Company's receipt of consideration or should the value of the outstanding shares of Stock be substantially reduced as a result of a spin-off transaction or an extraordinary dividend or distribution (whether paid in cash, securities or other property), or should there occur any merger, consolidation or other reorganization, appropriate adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities which may be issued pursuant to the exercise of Incentive Stock Options; (iii) the maximum number and/or class of securities for which any one Employee may be granted Options or stand-alone stock appreciation rights under the Plan in any fiscal year of the Company; (iv) the maximum number and/or class of securities for which any one Employee may be granted direct stock issuances (whether vested or unvested) and other stock-based awards (other than Options or stand-alone stock appreciation rights) under the Plan in any fiscal year of the Company; (v) the maximum number and/or class of securities for which any one non-employee member of the Board may be granted Awards in any fiscal year of the Company; (vi) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Option or stock appreciation right under the Plan; (vii) the number and/or class of securities subject to each outstanding restricted stock unit or other stock-based award under the Plan and the consideration (if any) payable per share thereunder; and (viii) the number and/or class of securities subject to the Company's outstanding repurchase rights under the Plan and the repurchase price payable per share. If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event, as defined in Section 10.1) shares of another corporation (the "New Shares"), the Plan Administrator may unilaterally amend the outstanding Awards to provide that New Shares will be issued upon the exercise or vesting of the Awards. In the event of any such amendment, the number of shares subject to, and the purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Plan Administrator, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the exercise price of any Option be decreased to an amount less than the par value, if any, of the stock subject to the Option. The adjustments determined by the Plan Administrator pursuant to this Section 4.2 shall be final, binding and conclusive.

        4.3    Grant Limits.

            (a)   Options and Stock Appreciation Rights.    Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company Options or stand-alone stock appreciation rights for more than two million (2,000,000) shares of Stock in the aggregate.

            (b)   Direct Stock Issuances and Other Stock-Based Awards.    Subject to adjustment as provided in Section 4.2, no Employee shall be granted within any fiscal year of the Company direct stock issuances (whether vested or unvested) and other stock-based awards (other than Options or stand-alone stock appreciation rights) for more than two million (2,000,000) shares of Stock in the aggregate.

            (c)   Non-Employee Directors.    Subject to adjustment as provided in Section 4.2, no non-Employee member of the Board shall be granted within any fiscal year of the Company one or more Awards for more than two hundred thousand (200,000) shares of Stock in the aggregate.

5.
ELIGIBILITY.

        Awards may be granted only to Employees, Consultants, and Directors. Eligible persons may be granted more than one (1) Award.

6.
TERMS AND CONDITIONS OF OPTIONS.

        Options shall be evidenced by Option Agreements specifying the number of shares of Stock covered thereby, in such form as the Plan Administrator shall from time to time establish. Option Agreements may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

        6.1    Option Grant Restrictions.    Any person who is not an Employee on the effective date of the grant of an Option to such person may be granted only a Nonstatutory Stock Option.

        6.2    Exercise Price.    The exercise price for each Option shall be established in the discretion of the Plan Administrator; provided, however, that (a) the exercise price per share shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall have an exercise price per share less than one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the effective date of grant of the Option. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than the minimum exercise price set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner complying with the requirements of Sections 409A and 424(a) of the Code.

        6.3    Exercisability and Term of Options.    Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Plan Administrator and set forth in the Option Agreement evidencing such Option; provided, however, that (a) no Option shall be exercisable after the expiration of ten (10) years from the effective date of grant of such Option and (b) no Incentive Stock Option granted to a Ten Percent Owner Optionee shall be exercisable after the expiration of five (5) years from the effective date of grant of such Option. Subject to the foregoing, unless a shorter term is specified by the Plan Administrator at the time of grant, each Option granted hereunder shall terminate ten (10) years from the effective date of grant of the Option, unless earlier terminated in accordance with its provisions. No Option shall be exercisable unless and until the Optionee accepts the terms and condition of the Option Agreement approved by the Plan Administrator, either through an on-line or electronic system established and maintained by the Company or a third party designated by the Company or by execution of an Option Agreement.

        6.4    Payment of Exercise Price.

            (a)   Forms of Consideration Authorized.    Except as otherwise provided below, payment of the exercise price for the number of shares of Stock being purchased pursuant to any Option shall be made (i) in cash, by check or cash equivalent, (ii) by tender to the Company, or attestation to the ownership, of shares of Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) on the Option exercise date not less than the exercise price, (iii) to the extent the Option is exercised for vested shares, by delivery of a properly executed notice together with (1) irrevocable instructions to a brokerage firm (reasonably satisfactory to the Company for purposes of administering the exercise procedure in compliance with any applicable pre-clearance or pre-notification requirements) providing for the assignment to the Company of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise") and (2) irrevocable instructions to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale, (iv) by such other consideration as may be approved by the Plan Administrator from time to time to the extent permitted by applicable law, or (v) by any combination thereof. The Plan Administrator may at any time or from time to time, by approval of or by amendment to the standard forms of Option Agreement described in Section 6.9, or by other means, grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price or which otherwise restrict one or more forms of consideration.

            (b)   Limitations on Forms of Consideration.

                (i)  Tender of Stock.    Notwithstanding the foregoing, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock to the extent such tender or attestation would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Plan Administrator, an Option may not be exercised by tender to the Company, or attestation to the ownership, of shares of Stock unless such shares either have been owned by the Optionee for more than six (6) months (or such other period necessary to avoid a charge to the Company's earnings for financial reporting purposes) or were not acquired, directly or indirectly, from the Company.

               (ii)  Cashless Exercise.    The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

        6.5    Fair Market Value Limitation.    To the extent that options designated as Incentive Stock Options (granted under all stock option plans of the Participating Company Group, including the Plan) become exercisable by an Optionee for the first time during any calendar year for stock having a Fair Market Value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options. To the extent the Optionee holds two (2) or more options designated as Incentive Stock Options which become exercisable for the first time in the same calendar year, then for purposes of this Section 6.5, such options shall be taken into account in the order in which they were granted except to the extent otherwise provided under applicable law or regulation, and the Fair Market Value of stock shall be determined as of the time the option with respect to such stock is granted. If the Code is amended to provide for a different limitation from that set forth in this Section 6.5, such different limitation shall be deemed incorporated herein effective as of the date and with respect to such Options as required or permitted by such amendment to the Code. If an Option is treated as an Incentive Stock Option in part and as a Nonstatutory Stock Option in part by reason of the limitation set forth in this Section 6.5, the Optionee may designate which portion of such Option the Optionee is exercising. In the absence of such designation, the Optionee shall be deemed to have exercised the Incentive Stock Option portion of the Option first. Separate certificates representing each such portion shall be issued upon the exercise of the Option.

        6.6    Repurchase Rights.    Shares issued under the Plan may be subject to a right of first refusal, one or more repurchase options, or other conditions and restrictions as determined by the Plan Administrator in its discretion at the time the Option is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Optionee shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

        6.7    Effect of Termination of Service.

            (a)   Option Exercisability.    Subject to earlier termination of the Option as otherwise provided herein and unless otherwise provided by the Plan Administrator in the grant of an Option and set forth in the Option Agreement, an Option shall be exercisable after an Optionee's termination of Service only during the applicable time period determined in accordance with this Section 6.7 and thereafter shall terminate:

                (i)  Disability.    If the Optionee's Service with the Participating Company Group terminates because of the Disability of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the date of expiration of the Option's term as set forth in the Option Agreement evidencing such Option (the "Option Expiration Date").

               (ii)  Death.    If the Optionee's Service with the Participating Company Group terminates because of the death of the Optionee, the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee's legal representative or other person who acquired the right to exercise the Option by reason of the Optionee's death at any time prior to the expiration of twelve (12) months after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date. The Optionee's Service shall be deemed to have terminated on account of death if the Optionee dies within thirty (30) days (or such longer period of time as determined by the Plan Administrator, in its discretion) after the Optionee's termination of Service.

              (iii)  Termination After Change in Control.    The Plan Administrator may, in its discretion, provide in any Option Agreement that if the Optionee's Service with the Participating Company Group ceases as a result of "Termination After Change in Control" (as defined in such Option Agreement), then (1) the Option, to the extent unexercised and exercisable on the date on which the Optionee's Service terminated, may be exercised by the Optionee (or the Optionee's guardian or legal representative) at any time prior to the expiration of six (6) months (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date, and (2) the exercisability and vesting of the Option and any shares acquired upon the exercise thereof shall be accelerated effective as of the date on which the Optionee's Service terminated to such extent, if any, as shall have been determined by the Plan Administrator, in its discretion, and set forth in the Option Agreement

              (iv)  Other Termination of Service.    If the Optionee's Service with the Participating Company Group terminates for any reason, except Disability, death or Termination After Change in Control, the Option, to the extent unexercised and exercisable by the Optionee on the date on which the Optionee's Service terminated, may be exercised by the Optionee at any time prior to the expiration of sixty (60) days (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date on which the Optionee's Service terminated, but in any event no later than the Option Expiration Date.

            (b)   Extension if Exercise Prevented by Law.    Notwithstanding the foregoing, if the exercise of an Option within the applicable time periods set forth in Section 6.7(a) is prevented by the provisions of Section 12 below, the Option shall remain exercisable until thirty (30) days (or such longer period of time as determined by the Plan Administrator, in its discretion) after the date such exercise would no longer be prohibited, but in any event no later than the Option Expiration Date.

            (c)   Extension if Optionee Subject to Section 16(b).    Notwithstanding the foregoing, if a sale within the applicable time periods set forth in Section 6.7(a) of shares acquired upon the exercise of the Option would subject the Optionee to suit under Section 16(b) of the Exchange Act, the Option shall remain exercisable until the earliest to occur of (i) the tenth (10th) day following the date on which a sale of such shares by the Optionee would no longer be subject to such suit, (ii) the one hundred and ninetieth (190th) day after the Optionee's termination of Service, or (iii) the Option Expiration Date.

        6.8    Transferability of Options.    During the lifetime of the Optionee, an Option shall be exercisable only by the Optionee or the Optionee's guardian or legal representative. No Option shall be assignable or transferable by the Optionee, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, to the extent permitted by the Plan Administrator, in its discretion, and set forth in the Option Agreement evidencing such Option, a Nonstatutory Stock Option shall be assignable or transferable subject to the applicable limitations, if any, described in the General Instructions to the Form S-8 Registration Statement under the Securities Act.

        6.9    Option Agreement.    Unless otherwise provided by the Plan Administrator at the time the Option is granted, an Option shall comply with and be subject to the terms and conditions set forth in the appropriate form of Option Agreement approved by the Plan Administrator concurrently with its adoption of the Plan and as amended from time to time.

        6.10    Authority to Vary Terms.    The Plan Administrator shall have the authority from time to time to vary the terms of any standard form of Option Agreement described in Section 6.9 either in connection with the grant or amendment of an individual Option or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Option Agreement are not inconsistent with the terms of the Plan.

7.
TERMS AND CONDITIONS OF STOCK APPRECIATION RIGHTS.

        7.1    Types.    Two types of stock appreciation rights shall be authorized for issuance under this Section 7: (i) tandem stock appreciation rights ("Tandem Rights") and (ii) stand-alone stock appreciation rights ("Stand-alone Rights").

        7.2    Tandem Rights.    The following terms and conditions shall govern the grant and exercise of Tandem Rights:

            (a)   One or more Optionees may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying Option for shares of Stock or the surrender of that Option in exchange for a distribution from the Company in an amount equal to the excess of (i) the Fair Market Value (on the Option surrender date) of the number of shares in which the Optionee is at the time vested under the surrendered Option (or surrendered portion thereof) over (ii) the aggregate exercise price payable for such vested shares.

            (b)   No such Option surrender shall be effective unless it is approved by the Plan Administrator, either at the time of the actual Option surrender or at any earlier time. If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section 7.2 may be made in shares of Stock valued at Fair Market Value on the Option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            (c)   If the surrender of an Option is not approved by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered Option (or surrendered portion thereof) on the Option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the Option is otherwise exercisable in accordance with the terms of the instrument evidencing such Option, but in no event may such rights be exercised more than ten (10) years after the date of the Option grant.

        7.3    Stand-Alone Rights.    The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

            (a)   One or more individuals eligible to participate in the Plan may be granted a Stand-alone Right not tied to any underlying Option. The Stand-alone Right shall relate to a specified number of shares of Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date. Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the exercise date) of the shares of Stock underlying the exercised right over (ii) the aggregate base price in effect for those shares.

            (b)   The number of shares of Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted; provided, however, that the base price per share for a Stand-alone Right shall be not less than the Fair Market Value of a share of Stock on the effective date of grant of the Stand-alone Right.

            (c)   Stand-alone Rights shall be subject to the same transferability restrictions applicable to Nonstatutory Options.

            (d)   The distribution with respect to an exercised Stand-alone Right may be made in shares of Stock valued at Fair Market Value on the exercise date, in cash, or partly in shares and partly in cash, as the Plan Administrator shall in its sole discretion deem appropriate.

            (e)   The holder of a Stand-alone Right shall have no shareholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of shares of Stock issued upon the exercise of such Stand-alone Right.

        7.4    Post-Service Exercise.    The provisions governing the exercise of Tandem and Stand-alone Rights following the cessation of the recipient's Service shall be substantially the same as those set forth in Section 6.7 for the Options granted under the Plan.

8.
PROHIBITION ON REPRICING PROGRAMS.

        The Plan Administrator shall not (i) implement any cancellation/regrant program pursuant to which outstanding Options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding Options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Stock for consideration payable in cash, equity securities of the Company or in the form of any other Award under the Plan, except in connection with a Change in Control transaction, or (iii) otherwise directly reduce the exercise price in effect for outstanding Options or stock appreciation rights under the Plan, without in each such instance obtaining stockholder approval. Nothing in this Section 8 shall prevent the Plan Administrator from making any adjustment pursuant to Section 4.2.

9.
TERMS AND CONDITIONS OF STOCK ISSUANCES.

        9.1    Issuances.    Shares of Stock may be issued under the Plan through direct and immediate issuances without any intervening option grants. Shares of Stock may also be issued under the Plan pursuant to share right awards or restricted stock units that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units. Each such stock issuance, share right award or restricted stock unit shall be evidenced by a Stock Issuance Agreement that complies with the terms specified below.

        9.2    Consideration.

            (a)   Shares of Stock may be issued under this Section 9 for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

                (i)  cash or check made payable to the Company;

               (ii)  past services rendered to a Participating Company; or

              (iii)  any other valid form of consideration permissible under the Delaware General Corporation Law at the time such shares are issued.

        9.3    Vesting Provisions.

            (a)   Shares of Stock issued under this Section 9 may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives. Shares of Stock may also be issued under this Section 9 pursuant to share right awards or restricted stock units that entitle the recipients to receive the shares underlying those awards or units upon the attainment of designated performance goals or the satisfaction of specified Service requirements or upon the expiration of a designated time period following the vesting of those awards or units, including (without limitation) a deferred distribution date following the termination of the Participant's Service. The elements of the vesting schedule applicable to any unvested shares of Stock issued hereunder or share right award or restricted stock units granted hereunder shall be determined by the Plan Administrator and incorporated into the Stock Issuance Agreement.

            (b)   The Plan Administrator shall also have the discretionary authority, consistent with Code Section 162(m), to structure one or more Awards granted under Section 9 so that the shares of Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of certain pre-established corporate performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the Award.

            (c)   Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant's unvested shares of Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Stock as a class without the Company's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Stock and (ii) such escrow arrangements as the Plan Administrator may deem appropriate.

            (d)   The Participant shall have full shareholder rights with respect to any shares of Stock issued to the Participant under this Section 9, whether or not the Participant's interest in those shares is vested. Accordingly, the Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares. The Participant shall not have any shareholder rights with respect to the shares of Stock subject to a restricted stock unit or share right award until that award vests and the shares of Stock are actually issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual or phantom shares of Stock, on outstanding restricted stock unit or share right awards, subject to such terms and conditions as the Plan Administrator may deem appropriate; provided, however, that no such dividend-equivalent units relating to Awards subject to performance-vesting conditions shall vest or otherwise become payable prior to the time the underlying Award (or portion thereof to which such dividend-equivalents units relate) vests upon the attainment of the applicable performance goals and shall accordingly be subject to cancellation and forfeiture to the same extent as the underlying Award.

            (e)   Should the Participant cease to remain in Service while holding one or more unvested shares of Stock issued under this Section 9 or should the performance objectives not be attained with respect to one or more such unvested shares of Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further shareholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (i) the cash consideration paid for the surrendered shares or (ii) the Fair Market Value of those shares at the time of cancellation.

            (f)    The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Stock that would otherwise occur upon the cessation of the Participant's Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant's interest in the shares of Stock as to which the waiver applies. Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time of grant, to qualify as performance-based compensation under Code Section 162(m).

            (g)   Except as otherwise provided in Section 10.3, outstanding share right awards or restricted stock units under this Section 9 shall automatically terminate, and no shares of Stock shall actually be issued in satisfaction of those awards or units, if the performance goals or Service requirements established for such awards or units are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to issue vested shares of Stock under one or more outstanding share right awards or restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied. However, no vesting requirements tied to the attainment of Performance Goals may be waived with respect to Awards which were intended, at the time those Awards were made, to qualify as performance-based compensation under Code Section 162(m).

10.
CHANGE IN CONTROL.

        10.1    Definitions.

            (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

            (b)   A "Hostile Takeover" shall mean a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period ("Incumbent Directors") or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Incumbent Directors who were still in office at the time the Board approved such election or nomination; provided that any individual who becomes a Board member subsequent to the beginning of such period and whose election or nomination was approved by a majority of the Board members then comprising the Incumbent Directors will be considered an Incumbent Director.

            (c)   "Change in Control" for any particular Award shall have the meaning assigned to such term in the applicable Award Agreement or, in the absence of any other Change in Control definition in the Award Agreement, Change in Control shall mean the occurrence of either (i) an Ownership Change Event or a series of related Ownership Change Events (collectively, a "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be or (ii) a Hostile Takeover. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Plan Administrator shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        10.2    Effect of Change in Control on Options and Stock Appreciation Rights.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may either assume the Company's rights and obligations under outstanding Options and stock appreciation rights or substitute for outstanding Options and stock appreciation rights substantially equivalent options or stock appreciation rights for the Acquiring Corporation's stock or such outstanding Options and stock appreciation rights may be continued in full force and effect. In the event the Acquiring Corporation elects not to assume or substitute for outstanding Options and stock appreciation rights in connection with a Change in Control and such Options and stock appreciation rights are not continued in full force and effect, any unexercisable or unvested portions of outstanding Options and stock appreciation rights (and any shares acquired upon the exercise thereof) granted to persons whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date of the Change in Control, unless such accelerated exercisability and vesting is precluded by other limitations imposed in the Stock Option Agreement. The exercise or vesting of any Option or stock appreciation right and any shares acquired upon the exercise thereof that was permissible solely by reason of this Section 10.2 shall be conditioned upon the consummation of the Change in Control. Any Options or stock appreciation rights which are neither (i) assumed or substituted for by the Acquiring Corporation or continued in full force and effect in connection with the Change in Control nor (ii) exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control. Notwithstanding the foregoing, shares acquired upon exercise of an Option or stock appreciation right prior to the Change in Control and any consideration received pursuant to the Change in Control with respect to such shares shall continue to be subject to all applicable provisions of the Award Agreement evidencing such Option or stock appreciation right except as otherwise provided in such Award Agreement. Furthermore, notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Options and stock appreciation rights immediately prior to an Ownership Change Event described in Section 10.1(a)(i) constituting a Change in Control is the surviving or continuing corporation and immediately after such Ownership Change Event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Options and stock appreciation rights shall not terminate unless the Plan Administrator otherwise provides in its discretion.

        10.3    Effect of Change in Control on Stock Issuances, Restricted Stock Units and Share Rights Awards.

            (a)   All of the Company's outstanding repurchase rights under Section 9 shall terminate automatically, and all the shares of Stock subject to those terminated rights shall immediately vest in full, in the event of any Change in Control, except to the extent those repurchase rights are to be assigned to the Acquiring Corporation or otherwise continued in full force and effect.

            (b)   In the event the Acquiring Corporation assumes the Company's rights and obligations with respect to outstanding restricted stock units or share right awards in connection with a Change in Control, then such units and awards shall be adjusted immediately after the consummation of that Change in Control to apply to the number and class of securities into which the shares of Stock subject to the unit or award immediately prior to the Change in Control would have been converted in consummation of such Change in Control had those shares actually been outstanding at that time, and appropriate adjustments shall also be made to the consideration (if any) payable per share thereunder, provided the aggregate amount of such consideration shall remain the same. If any such restricted stock unit or share right award is not so assumed or substituted with a substantially equivalent award for the Acquiring Corporation's stock or otherwise continued in full force and effect, then such unit or award shall vest, and the shares of Stock subject to that unit or award shall be issued as fully-vested shares, immediately prior to the consummation of the Change in Control, unless such accelerated vesting and/or issuance is precluded by other limitations imposed in the Stock Issuance Agreement or under Section 409A of the Code.

            (c)   The Plan Administrator shall have the discretionary authority to structure one or more unvested stock issuances or one or more restricted stock unit or other share right awards so that the shares of Stock subject to those issuances or awards shall automatically vest (or vest and become issuable) in whole or in part immediately upon the occurrence of a Change in Control or upon the subsequent Termination after Change in Control (as defined in Stock Issuance Agreement), subject to compliance with Section 409A of the Code. The Plan Administrator's authority under this Section 10.3(c) shall also extend to any Awards that are intended to qualify as performance-based compensation under Section 162(m) of the Code, even though the actual vesting of those Awards pursuant to this Section 10.3(c) may result in their loss of performance-based status under Section 162(m) of the Code.

11.
TAX WITHHOLDING.

        The Company's obligation to deliver shares of Stock upon the exercise of Options or stock appreciation rights or the issuance or vesting of shares under the Plan shall be subject to the satisfaction of all applicable federal, state, local and foreign tax and other amounts required to be withheld, collected or accounted for ("Withholding Taxes"). The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable upon the exercise of an Option or stock appreciation right or upon the issuance of fully-vested shares, or to accept from the holder of an Award the tender of, a number of whole shares of Stock, having a Fair Market Value, as determined by the Company, equal to all or any part of the Withholding Taxes. Alternatively or in addition, in its discretion, the Company shall have the right to require the holder of the Award, through payroll withholding, cash payment or otherwise, to make adequate provision for any such Withholding Taxes. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates. The Company shall have no obligation to deliver shares of Stock or to release shares of Stock from an escrow established pursuant to any Award until the Participating Company Group's tax withholding obligations have been satisfied.

12.
COMPLIANCE WITH SECURITIES LAW.

        The grant of Awards and the issuance of shares of Stock thereunder shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. Options and stock appreciation rights may not be exercised if the issuance of shares of Stock upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no shares of Stock may be issued under the Plan unless (a) a registration statement under the Securities Act shall be in effect at the time of such issuances with respect to shares issuable under the Plan or (b) in the opinion of legal counsel to the Company, the shares issuable under the Plan may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the issuance of shares pursuant to any Award, the Company may require the holder to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

13.
RECOUPMENT POLICY

        The Participant shall also be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect from time to time and Awards and any cash, shares of Stock or other property or amounts due, paid or issued to a Participant (or sales proceeds therefrom) shall be subject to cancellation, recoupment, rescission, payback or other action in accordance with the terms of such policy.

14.
TERMINATION OR AMENDMENT OF PLAN.

        The Board may terminate or amend the Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, stockholder approval will be required for any amendment to the Plan that (i) materially increases the number of shares of Stock available for issuance under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction), (ii) materially expands the class of individuals eligible to receive option grants or other awards under the Plan, (iii) materially increases the benefits to participants under the Plan, including any change that would permit a repricing (or decrease in exercise price) of outstanding Options or stock appreciation rights or that materially reduces the price at which shares of Stock may be issued or purchased under the Plan, (iv) materially extends the term of the Plan or (v) expands the types of awards available for issuance under the Plan. No termination or amendment of the Plan shall affect any then outstanding Award unless expressly provided by the Board. In any event, no termination or amendment of the Plan may adversely affect any then outstanding Award without the consent of the holder, unless such termination or amendment is required to enable an Option designated as an Incentive Stock Option to qualify as an Incentive Stock Option or is necessary to comply with any applicable law, regulation or rule.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Finisar Corporation 2005 Stock Incentive Plan, as amended and restated through September 2, 2014.

Secretary

EXHIBIT B

FINISAR CORPORATION
2009 EMPLOYEE STOCK PURCHASE PLAN
(AS AMENDED AND RESTATED SEPTEMBER 2, 2014)

1.
Establishment and Purpose of Plan.

        1.1    Establishment.    The Finisar Corporation 2009 Employee Stock Purchase Plan (the "Plan") was adopted by the Board on September 9, 2009 and became effective upon approval by the stockholders of the Company at the 2009 Annual Meeting. The Plan is hereby amended and restated effective as of September 2, 2014, subject to approval by the stockholders of the Company at the 2014 Annual Meeting.

        1.2    Purpose.    The purpose of the Plan is to advance the interests of Company and its stockholders by providing an incentive to attract, retain and reward Eligible Employees of the Participating Company Group and by motivating such persons to contribute to the growth and profitability of the Participating Company Group. The Plan provides such Eligible Employees with an opportunity to acquire a proprietary interest in the Company through the purchase of Stock. The Company intends that the Plan qualify as an "employee stock purchase plan" under Section 423 of the Code (including any amendments or replacements of such section), and the Plan shall be so construed.

2.
Definitions and Construction.

        2.1    Definitions.    Any term not expressly defined in the Plan but defined for purposes of Section 423 of the Code shall have the same definition herein. Whenever used herein, the following terms shall have their respective meanings set forth below:

          (a)   "Board" means the Board of Directors of the Company. If one or more Committees have been appointed by the Board to administer the Plan, "Board" also means such Committee(s).

          (b)   "Code" means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

          (c)   "Committee" means a committee of the Board duly appointed to administer the Plan and having such powers as specified by the Board. Unless the powers of the Committee have been specifically limited, the Committee shall have all of the powers of the Board granted herein, including, without limitation, the power to amend or terminate the Plan at any time, subject to the terms of the Plan and any applicable limitations imposed by law.

          (d)   "Company" means Finisar Corporation, a Delaware corporation, or any successor corporation thereto.

          (e)   "Compensation" means, with respect to any Offering Period, base wages or salary, overtime pay, bonuses, commissions, shift differentials, payments for paid time off, payments in lieu of notice, and any of such compensation deferred under any program or plan established by a Participating Company, including, without limitation, pursuant to Section 401(k) or Section 125 of the Code. Compensation shall be limited to amounts actually payable in cash directly to the Participant or deferred by the Participant during the Offering Period. However, notwithstanding the foregoing, Compensation shall not include sign-on bonuses, profit sharing, payments pursuant to a severance agreement, termination pay, moving allowances, relocation payments, expense reimbursements, the cost of employee benefits paid by a Participating Company, tuition reimbursements, imputed income arising under any benefit program, contributions made by a Participating Company under any employee benefit plan, income directly or indirectly received pursuant to the Plan or any other stock purchase or stock option plan, or any other compensation not included above.

          (f)    "Eligible Employee" means an Employee who meets the requirements set forth in Section 5 for eligibility to participate in the Plan.

          (g)   "Employee" means a person treated as an employee of a Participating Company for purposes of Section 423 of the Code. A Participant shall be deemed to have ceased to be an Employee either upon an actual termination of employment or upon the corporation employing the Participant ceasing to be a Participating Company. For purposes of the Plan, an individual shall not be deemed to have ceased to be an Employee while on any military leave, sick leave, or other bona fide leave of absence approved by the Company of ninety (90) days or less. If an individual's leave of absence exceeds ninety (90) days, the individual shall be deemed to have ceased to be an Employee on the ninety-first (91st) day of such leave unless the individual's right to reemployment with the Participating Company Group is guaranteed either by statute or by contract. The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual's employment or termination of employment, as the case may be. All such determinations by the Company shall be final, binding and conclusive, notwithstanding that the Company or any governmental agency subsequently makes a contrary determination.

          (h)   "Fair Market Value" means, as of any date:

              (i)  If the Stock is then listed on a national or regional securities exchange or market system or is regularly quoted by a recognized securities dealer, the closing sale price of a share of Stock (or the mean of the closing bid and asked prices if the Stock is so quoted instead) as quoted on the Nasdaq National Market, the Nasdaq SmallCap Market or such other national or regional securities exchange or market system constituting the primary market for the Stock, or by such recognized securities dealer, as reported in The Wall Street Journal or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded on such securities exchange or market system or has been quoted by such securities dealer, the date on which the Fair Market Value is established shall be the last day on which the Stock was so traded or quoted prior to the relevant date, or such other appropriate day as determined by the Board, in its discretion.

             (ii)  If, on the relevant date, the Stock is not then listed on a national or regional securities exchange or market system or regularly quoted by a recognized securities dealer, the Fair Market Value of a share of Stock shall be as determined in good faith by the Board.

          (i)    "Offering" means an offering of Stock as provided in Section 6.

          (j)    "Offering Date" means, for any Offering, the first day of the Offering Period.

          (k)   "Offering Period" means a period established in accordance with Section 6.1.

          (l)    "Parent Corporation" means any present or future "parent corporation" of the Company, as defined in Section 424(e) of the Code.

          (m)  "Participant" means an Eligible Employee who has become a participant in an Offering Period in accordance with Section 7 and remains a participant in accordance with the Plan.

          (n)   "Participating Company" means the Company or any Parent Corporation or Subsidiary Corporation designated by the Board as a corporation the Employees of which may, if Eligible Employees, participate in the Plan. The Board shall have the sole and absolute discretion to determine from time to time which Parent Corporations or Subsidiary Corporations shall be Participating Companies.

          (o)   "Participating Company Group" means, at any point in time, the Company and all other corporations collectively which are then Participating Companies.

          (p)   "Purchase Date" means, for any Purchase Period, the last day of such period.

          (q)   "Purchase Period" means a period established in accordance with Section 6.2.

          (r)   "Purchase Price" means the price at which a share of Stock may be purchased under the Plan, as determined in accordance with Section 9.

          (s)   "Purchase Right" means an option granted to a Participant pursuant to the Plan to purchase such shares of Stock as provided in Section 8, which the Participant may or may not exercise during the Offering Period in which such option is outstanding. Such option arises from the right of a Participant to withdraw any accumulated payroll deductions of the Participant not previously applied to the purchase of Stock under the Plan and to terminate participation in the Plan at any time during an Offering Period.

          (t)    "Stock" means the common stock of the Company, as adjusted from time to time in accordance with Section 4.2.

          (u)   "Subscription Agreement" means a written agreement in such form as specified by the Company, stating an Employee's election to participate in the Plan and authorizing payroll deductions under the Plan from the Employee's Compensation.

          (v)   "Subscription Date" means the last business day prior to the Offering Date of an Offering Period or such earlier date as the Company shall establish.

          (w)  "Subsidiary Corporation" means any present or future "subsidiary corporation" of the Company, as defined in Section 424(f) of the Code.

        2.2    Construction.    Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term "or" is not intended to be exclusive, unless the context clearly requires otherwise.

3.
Administration.

        3.1    Administration by the Board.    The Plan shall be administered by the Board. All questions of interpretation of the Plan, of any form of agreement or other document employed by the Company in the administration of the Plan, or of any Purchase Right shall be determined by the Board and shall be final and binding upon all persons having an interest in the Plan or the Purchase Right. Subject to the provisions of the Plan, the Board shall determine all of the relevant terms and conditions of Purchase Rights; provided, however, that all Participants granted Purchase Rights pursuant to an Offering shall have the same rights and privileges within the meaning of Section 423(b)(5) of the Code. All expenses incurred in connection with the administration of the Plan shall be paid by the Company.

        3.2    Authority of Officers.    Any officer of the Company shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election that is the responsibility of or that is allocated to the Company herein, provided that the officer has apparent authority with respect to such matter, right, obligation, determination or election.

        3.3    Policies and Procedures Established by the Company.    The Company may, from time to time, consistent with the Plan and the requirements of Section 423 of the Code, establish, change or terminate such rules, guidelines, policies, procedures, limitations, or adjustments as deemed advisable by the Company, in its discretion, for the proper administration of the Plan, including, without limitation, (a) a minimum payroll deduction amount required for participation in an Offering, (b) a limitation on the frequency or number of changes permitted in the rate of payroll deduction during an Offering, (c) an exchange ratio applicable to amounts withheld in a currency other than United States dollars, (d) a payroll deduction greater than or less than the amount designated by a Participant in order to adjust for the Company's delay or mistake in processing a Subscription Agreement or in otherwise effecting a Participant's election under the Plan or as advisable to comply with the requirements of Section 423 of the Code, and (e) determination of the date and manner by which the Fair Market Value of a share of Stock is determined for purposes of administration of the Plan.

        3.4    Indemnification.    In addition to such other rights of indemnification as they may have as members of the Board or officers or employees of the Participating Company Group, members of the Board and any officers or employees of the Participating Company Group to whom authority to act for the Board or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

4.
Shares Subject to Plan.

        4.1    Maximum Number of Shares Issuable.    Subject to adjustment as provided in Section 4.2, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be seven million (7,000,000), and shall consist of authorized but unissued or reacquired shares of Stock, or any combination thereof. If an outstanding Purchase Right for any reason expires or is terminated or canceled, the shares of Stock allocable to the unexercised portion of that Purchase Right shall again be available for issuance under the Plan.

        4.2    Adjustments for Changes in Capital Structure.    In the event of any stock dividend, stock split, reverse stock split, recapitalization, combination, reclassification or similar change in the capital structure of the Company, or in the event of any merger (including a merger effected for the purpose of changing the Company's domicile), sale of assets or other reorganization in which the Company is a party, appropriate adjustments shall be made in the number and class of shares available for issuance in the aggregate under the Plan and each Purchase Right, and in the Purchase Price. If a majority of the shares of the same class as the shares subject to outstanding Purchase Rights are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the "New Shares"), the Board may unilaterally amend the outstanding Purchase Rights to provide that such Purchase Rights are exercisable for New Shares. In the event of any such amendment, the number of shares subject to, and the Purchase Price of, the outstanding Purchase Rights shall be adjusted in a fair and equitable manner, as determined by the Board, in its discretion. Notwithstanding the foregoing, any fractional share resulting from an adjustment pursuant to this Section 4.2 shall be rounded down to the nearest whole number, and in no event may the Purchase Price be decreased to an amount less than the par value, if any, of the stock subject to the Purchase Right. The adjustments determined by the Board pursuant to this Section 4.2 shall be made in such a manner to prevent the dilution or enlargement of benefits under the Plan and the outstanding Purchase Rights thereunder, and such adjustments shall be final, binding and conclusive.

5.
Eligibility.

        5.1    Employees Eligible to Participate.    Each Employee of a Participating Company is eligible to participate in the Plan and shall be deemed an Eligible Employee, except any Employee who is either: (a) customarily employed by the Participating Company Group for twenty (20) hours or less per week or (b) customarily employed by the Participating Company Group for not more than five (5) months in any calendar year.

        5.2    Exclusion of Certain Stockholders.    Notwithstanding any provision of the Plan to the contrary, no Employee shall be granted a Purchase Right under the Plan if, immediately after such grant, the Employee would own or hold options to purchase stock of the Company or of any Parent Corporation or Subsidiary Corporation possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of such corporation, as determined in accordance with Section 423(b)(3) of the Code. For purposes of this Section 5.2, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of such Employee.

6.
Offerings.

        6.1    Offering Periods.    Except as otherwise set forth below, the Plan shall be implemented by two series of Offerings. One series shall be of sequential Offerings of approximately twelve (12) months duration or such other duration as the Board shall determine (an "Annual Offering Period"). The second series shall be of Offerings of approximately six (6) months duration or such other duration as the Board shall determine (a "Half-Year Offering Period"). Annual Offering Periods shall commence on the first business day in the twelve (12) month period commencing on December 16 of each year and end on the last business day of such twelve (12)-month period. Half-Year Offering Periods shall commence on the first business day in the six (6) month period commencing on June 16 of each year and end on the last business day of such six (6)-month period. Notwithstanding the foregoing, the Board may establish a different duration for one or more Offering Periods or different commencing or ending dates for such Offering Periods; provided, however, that no Offering Period may have a duration exceeding twenty-seven (27) months.

        6.2    Purchase Periods.    Each Annual Offering Period shall consist of two (2) consecutive Purchase Periods of approximately six (6) months duration, or such other number or duration as the Board determines. The first Purchase Period of an Annual Offering Period will commence on the first business day in the six (6) month period commencing on December 16 and end on the last business day of such six (6)-month period, and the second Purchase Period of an Annual Offering Period will commence on the first business day in the six (6) month period commencing on June 16 and end on the last business day of such six (6)-month period. Each Half-Year Offering Period shall consist of a single Purchase Period of approximately six (6) months duration coterminous with such Offering Period. Notwithstanding the foregoing, the Board may establish a different duration for one or more Purchase Periods or different commencing or ending dates for such Purchase Periods.

7.
Participation in the Plan.

        7.1    Initial Participation.    An Eligible Employee may become a Participant in an Offering Period by delivering a properly completed Subscription Agreement to the office designated by the Company not later than the close of business for such office on the Subscription Date established by the Company for that Offering Period. An Eligible Employee who does not deliver a properly completed Subscription Agreement to the Company's designated office on or before the Subscription Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless the Eligible Employee subsequently delivers a properly completed Subscription Agreement to the appropriate office of the Company on or before the Subscription Date for such subsequent Offering Period. An Employee who becomes an Eligible Employee after the Offering Date of an Offering Period shall not be eligible to participate in that Offering Period but may participate in any subsequent Offering Period provided the Employee is still an Eligible Employee as of the Offering Date of such subsequent Offering Period.

        7.2    Continued Participation.    A Participant shall automatically participate in the next Offering Period commencing immediately after the final Purchase Date of each Offering Period in which the Participant participates provided that the Participant remains an Eligible Employee on the Offering Date of the new Offering Period and has not either (a) withdrawn from the Plan pursuant to Section 13.1 or (b) terminated employment as provided in Section 14. A Participant who may automatically participate in a subsequent Offering Period, as provided in this Section, is not required to deliver any additional Subscription Agreement for the subsequent Offering Period in order to continue participation in the Plan. However, a Participant may deliver a new Subscription Agreement for a subsequent Offering Period in accordance with the procedures set forth in Section 7.1 if the Participant desires to change any of the elections contained in the Participant's then effective Subscription Agreement.

8.
Right to Purchase Shares.

        8.1    Grant of Purchase Right.    Except as set forth below, on the Offering Date of each Offering Period, each Participant in that Offering Period shall be granted automatically a Purchase Right determined as follows:

          (a)   Annual Offering Period. Each Purchase Right granted on the Offering Date of an Annual Offering Period shall consist of an option to purchase that number of whole shares of Stock determined by dividing Twenty-Five Thousand Dollars ($25,000) by the Fair Market Value of a share of Stock on the Offering Date.

          (b)   Half-Year Offering Period. Each Purchase Right granted on the Offering Date of a Half-Year Offering Period shall consist of an option to purchase that number of whole shares of Stock determined by dividing Twelve Thousand Five Hundred Dollars ($12,500) by the Fair Market Value of a share of Stock on the Offering Date.

        8.2    Pro Rata Adjustment of Purchase Right.    If the Board establishes an Offering Period of any duration other than twelve months or six months, then the number of shares of Stock subject to each Purchase Right granted on the Offering Date of such Offering Period shall be determined as provided in Section 8.1, except that the applicable dollar amount shall be determined by multiplying $2,083.33 by the number of months (rounded to the nearest whole month) in the Offering Period and rounding to the nearest whole dollar.

        8.3    Calendar Year Purchase Limitation.    Notwithstanding any provision of the Plan to the contrary, no Participant shall be granted a Purchase Right which permits his or her right to purchase shares of Stock under the Plan to accrue at a rate which, when aggregated with such Participant's rights to purchase shares under all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code, exceeds Twenty-Five Thousand Dollars ($25,000) in Fair Market Value (or such other limit, if any, as may be imposed by the Code) for each calendar year in which such Purchase Right is outstanding at any time. For purposes of the preceding sentence, the Fair Market Value of shares purchased during a given Offering Period shall be determined as of the Offering Date for such Offering Period. The limitation described in this Section shall be applied in conformance with applicable regulations under Section 423(b)(8) of the Code.

        8.4    Maximum Number of Shares Purchasable by All Participants.    Notwithstanding any provision of the Plan to the contrary, the maximum number of shares purchasable in total by all Participants in this Plan on any one Purchase Date shall not exceed one-half of one percent (0.5%) of that number of shares of Stock outstanding on the immediately preceding May 1 of the calendar year in which such Purchase Date occurs. However, the Board shall have the discretionary authority, exercisable prior to the start of any Offering Period, to increase or decrease the limitation to be in effect for the number of shares purchasable in total by all Participants on each Purchase Date during that Offering Period.

9.
Purchase Price.

        The Purchase Price at which each share of Stock may be acquired in an Offering Period upon the exercise of all or any portion of a Purchase Right shall be established by the Board; provided, however, that the Purchase Price on each Purchase Date shall not be less than eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period or (b) the Fair Market Value of a share of Stock on the Purchase Date. Unless otherwise provided by the Board prior to the commencement of an Offering Period, the Purchase Price on each Purchase Date during that Offering Period shall be eighty-five percent (85%) of the lesser of (a) the Fair Market Value of a share of Stock on the Offering Date of the Offering Period, or (b) the Fair Market Value of a share of Stock on the Purchase Date.

10.
Accumulation of Purchase Price through Payroll Deduction.

        Shares of Stock acquired pursuant to the exercise of all or any portion of a Purchase Right may be paid for only by means of payroll deductions from the Participant's Compensation accumulated during the Offering Period for which such Purchase Right was granted, subject to the following:

        10.1    Amount of Payroll Deductions.    Except as otherwise provided herein, the amount to be deducted under the Plan from a Participant's Compensation on each payday during an Offering Period shall be determined by the Participant's Subscription Agreement. The Subscription Agreement shall set forth the percentage of the Participant's Compensation to be deducted on each payday during an Offering Period in whole percentages of not less than one percent (1%) (except as a result of an election pursuant to Section 10.3 to stop payroll deductions) or more than twenty percent (20%); provided, however, that in no event may a Participant's payroll deductions on any payday for the purchase of shares under the Plan and all other employee stock purchase plans of a Participating Company intended to meet the requirements of Section 423 of the Code exceed twenty percent (20%) of the Participant's Compensation on such payday. The Board may change the foregoing limits on payroll deductions effective as of any Offering Date.

        10.2    Commencement of Payroll Deductions.    Payroll deductions shall commence on the first payday following the Offering Date and shall continue to the end of the Offering Period unless sooner altered or terminated as provided herein.

        10.3    Election to Change or Stop Payroll Deductions.    Except to the extent otherwise required by applicable law or determined by the Board:

          (a)   A Participant may elect to increase or decrease the rate of or to stop deductions from his or her Compensation by delivering to the Company's designated office an amended Subscription Agreement authorizing such change.

          (b)   Any increase in the rate of deductions from a Participant's Compensation shall be effective upon the start of the first Annual Offering Period following the delivery of the amended Subscription Agreement.

          (c)   Any decrease in the rate of or stop in deductions from a Participant's Compensation shall be effective as soon as administratively practicable following the delivery of the amended Subscription Agreement. A Participant may elect to decrease the rate of his or her payroll deductions one (1) time during an Offering Period.

          (d)   A Participant who elects, effective following the first payday of an Offering Period, to decrease the rate of his or her payroll deductions to zero percent (0%) shall nevertheless remain a Participant in the current Offering Period unless such Participant withdraws from the Plan as provided in Section 13.1.

        10.4    Administrative Suspension of Payroll Deductions.    The Company may, in its sole discretion, suspend a Participant's payroll deductions under the Plan as the Company deems advisable to avoid accumulating payroll deductions in excess of the amount that could reasonably be anticipated to purchase the maximum number of shares of Stock permitted (a) under the Participant's Purchase Right or (b) during a calendar year under the limit set forth in Section 8.3. Payroll deductions shall be resumed at the rate specified in the Participant's then effective Subscription Agreement at the beginning, respectively, of (a) the next Offering Period, provided that the individual is a Participant in such Offering Period or (b) the next Purchase Period the Purchase Date of which falls in the following calendar year, unless the Participant has either withdrawn from the Plan as provided in Section 13.1 or has ceased to be an Eligible Employee.

        10.5    Participant Accounts.    Individual bookkeeping accounts shall be maintained for each Participant. All payroll deductions from a Participant's Compensation shall be credited to such Participant's Plan account and shall be deposited with the general funds of the Company. All payroll deductions received or held by the Company may be used by the Company for any corporate purpose.

        10.6    No Interest Paid.    Interest shall not be paid on sums deducted from a Participant's Compensation pursuant to the Plan.

        10.7    Voluntary Withdrawal from Plan Account.    A Participant may withdraw all or any portion of the payroll deductions credited to his or her Plan account and not previously applied toward the purchase of Stock by delivering to the Company's designated office, no later than 21 calendar days prior to a Purchase Date for an Offering Period (except as otherwise required by applicable law or determined by the Board), a written notice on a form provided by the Company for such purpose. A Participant who withdraws the entire remaining balance credited to his or her Plan account shall be deemed to have withdrawn from the Plan in accordance with Section 13.1. Amounts withdrawn shall be returned to the Participant as soon as practicable after the Company's receipt of the notice of withdrawal and may not be applied to the purchase of shares in any Offering under the Plan. The Company may from time to time establish or change limitations on the frequency of withdrawals permitted under this Section, establish a minimum dollar amount that must be retained in the Participant's Plan account, or terminate the withdrawal right provided by this Section.

11.
Purchase of Shares.

        11.1    Exercise of Purchase Right.    On each Purchase Date of an Offering Period, each Participant who has not withdrawn from the Plan and whose participation in the Offering has not otherwise terminated before such Purchase Date shall automatically acquire pursuant to the exercise of the Participant's Purchase Right the number of whole shares of Stock determined by dividing (a) the total amount of the Participant's payroll deductions accumulated in the Participant's Plan account during the Offering Period and not previously applied toward the purchase of Stock by (b) the Purchase Price. However, in no event shall the number of shares purchased by the Participant during an Offering Period exceed the number of shares subject to the Participant's Purchase Right. No shares of Stock shall be purchased on a Purchase Date on behalf of a Participant whose participation in the Offering or the Plan has terminated before such Purchase Date.

        11.2    Pro Rata Allocation of Shares.    If the number of shares of Stock which might be purchased by all Participants in the Plan on a Purchase Date exceeds the number of shares of Stock available in the Plan as provided in Section 4.1 or the maximum number of shares purchasable in total by all Participants in the Plan on any one Purchase Date as provided in Section 8.4, the Company shall make a pro rata allocation of the remaining shares in as uniform a manner as practicable and as the Company determines to be equitable. Any fractional share resulting from such pro rata allocation to any Participant shall be disregarded.

        11.3    Delivery of Certificates.    As soon as practicable after each Purchase Date, the Company shall arrange the delivery to each Participant of a certificate representing the shares acquired by the Participant on such Purchase Date; provided that the Company may deliver such shares to a broker designated by the Company that will hold such shares for the benefit of the Participant. Shares to be delivered to a Participant under the Plan shall be registered in the name of the Participant, or, if requested by the Participant, in the name of the Participant and his or her spouse, or, if applicable, in the names of the heirs of the Participant.

        11.4    Return of Cash Balance.    Any cash balance remaining in a Participant's Plan account following any Purchase Date shall be refunded to the Participant as soon as practicable after such Purchase Date. However, if the cash balance to be returned to a Participant pursuant to the preceding sentence is less than the amount that would have been necessary to purchase an additional whole share of Stock on such Purchase Date, the Company may retain the cash balance in the Participant's Plan account to be applied toward the purchase of shares of Stock in the subsequent Purchase Period or Offering Period, as the case may be.

        11.5    Tax Withholding.    At the time a Participant's Purchase Right is exercised, in whole or in part, or at the time a Participant disposes of some or all of the shares of Stock he or she acquires under the Plan, the Participant shall make adequate provision for the federal, state, local and foreign tax withholding obligations, if any, of the Participating Company Group which arise upon exercise of the Purchase Right or upon such disposition of shares, respectively. The Participating Company Group may, but shall not be obligated to, withhold from the Participant's compensation the amount necessary to meet such withholding obligations.

        11.6    Expiration of Purchase Right.    Any portion of a Participant's Purchase Right remaining unexercised after the end of the Offering Period to which the Purchase Right relates shall expire immediately upon the end of the Offering Period.

        11.7    Provision of Reports and Stockholder Information to Participants.    Each Participant who has exercised all or part of his or her Purchase Right shall receive, as soon as practicable after the Purchase Date, a report of such Participant's Plan account setting forth the total payroll deductions accumulated prior to such exercise, the number of shares of Stock purchased, the Purchase Price for such shares, the date of purchase and the cash balance, if any, remaining immediately after such purchase that is to be refunded or retained in the Participant's Plan account pursuant to Section 11.4. The report required by this Section may be delivered in such form and by such means, including by electronic transmission, as the Company may determine. In addition, each Participant shall be provided information concerning the Company equivalent to that information provided generally to the Company's common stockholders.

12.
ESPP Brokerage Account.

        12.1   The Company may require that the shares purchased on behalf of each Participant shall be deposited directly into a brokerage account which the Company shall establish for the Participant at a Company-designated brokerage firm. The account will be known as the ESPP Brokerage Account. The following policies and procedures shall be in place for any shares deposited into the Participant's ESPP Broker Account until those shares have been held for the requisite period necessary to avoid a disqualifying disposition under the federal tax laws. Accordingly, the shares must be held in the ESPP Brokerage Account until the later of the following two periods: (i) the end of the two (2)-year period measured from the start date of the Offering Period in which the shares were purchased and (ii) the end of the one (1)-year measured from the actual Purchase Date of those shares.

        12.2   The deposited shares shall not be transferable (either electronically or in certificate form) from the ESPP Brokerage Account until the required holding period for those shares is satisfied. Such limitation shall apply both to transfers to different accounts with the same ESPP broker and to transfers to other brokerage firms. Any shares held for the required holding period may be transferred (either electronically or in certificate form) to other accounts or to other brokerage firms.

        12.3   The foregoing procedures shall not in any way limit when the Participant may sell his or her shares. Those procedures are designed solely to assure that any sale of shares prior to the satisfaction of the required holding period is made through the ESPP Brokerage Account. In addition, the Participant may request a stock certificate or share transfer from his or her ESPP Brokerage Account prior to the satisfaction of the required holding period should the Participant wish to make a gift of any shares held in that account. However, shares may not be transferred (either electronically or in certificate form) from the ESPP Brokerage Account for use as collateral for a loan, unless those shares have been held for the required holding period.

        12.4   To the extent the Board requires that shares be deposited in the ESPP Brokerage Account, the foregoing procedures shall apply to all shares purchased by the Participant under the Plan, whether or not the Participant continues to be an Employee.

13.
Withdrawal from Offering or Plan.

        13.1    Voluntary Withdrawal.    A Participant may withdraw from the Plan or any Offering by signing and delivering to the Company's designated office a written notice of withdrawal on a form provided by the Company for this purpose. Except as otherwise required by applicable law or determined by the Board, such withdrawal may be elected no later than 21 calendar days prior to a Purchase Date for an Offering Period; provided, however, that if a Participant withdraws from the Plan or an Offering after a Purchase Date, the withdrawal shall not affect shares of Stock acquired by the Participant on such Purchase Date. A Participant who voluntarily withdraws from the Plan or an Offering is prohibited from resuming participation in the Plan in the same Offering from which he or she withdrew, but may participate in any subsequent Offering by again satisfying the requirements of Sections 5 and 7.1.

        13.2    Return of Payroll Deductions.    Upon a Participant's voluntary withdrawal from the Plan or an Offering pursuant to Section 13.1, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares shall be refunded to the Participant as soon as practicable after the withdrawal, without the payment of any interest, and the Participant's interest in the Plan or the Offering, as applicable, shall terminate. Such accumulated payroll deductions to be refunded in accordance with this Section may not be applied to any other Offering under the Plan.

14.
Termination of Employment or Eligibility.

        Upon a Participant's ceasing, prior to a Purchase Date, to be an Employee of the Participating Company Group for any reason, including retirement, disability or death, or upon the failure of a Participant to remain an Eligible Employee, the Participant's participation in the Plan shall terminate immediately. In such event, the Participant's accumulated payroll deductions which have not been applied toward the purchase of shares shall, as soon as practicable, be returned to the Participant or, in the case of the Participant's death, to the Participant's beneficiary designated in accordance with Section 21, if any, or legal representative, and all of the Participant's rights under the Plan shall terminate. Interest shall not be paid on sums returned pursuant to this Section 14. A Participant whose participation has been so terminated may again become eligible to participate in the Plan by satisfying the requirements of Sections 5 and 7.1.

15.
Change in Control.

        15.1    Definitions.

          (a)   An "Ownership Change Event" shall be deemed to have occurred if any of the following occurs with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company; or (iv) a liquidation or dissolution of the Company.

          (b)   A "Change in Control" shall mean an Ownership Change Event or a series of related Ownership Change Events (collectively, the "Transaction") wherein the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction, in substantially the same proportions as their ownership of shares of the Company's voting stock immediately before the Transaction, direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding voting stock of the Company or the corporation or corporations to which the assets of the Company were transferred (the "Transferee Corporation(s)"), as the case may be. For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting stock of one or more corporations which, as a result of the Transaction, own the Company or the Transferee Corporation(s), as the case may be, either directly or through one or more subsidiary corporations. The Board shall have the right to determine whether multiple sales or exchanges of the voting stock of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

        15.2    Effect of Change in Control on Purchase Rights.    In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or parent corporation thereof, as the case may be (the "Acquiring Corporation"), may assume the Company's rights and obligations under the Plan. If the Acquiring Corporation elects not to assume the Company's rights and obligations under outstanding Purchase Rights, the Purchase Date of the then current Purchase Period shall be accelerated to a date before the date of the Change in Control specified by the Board, but the number of shares of Stock subject to outstanding Purchase Rights shall not be adjusted. All Purchase Rights which are neither assumed by the Acquiring Corporation in connection with the Change in Control nor exercised as of the date of the Change in Control shall terminate and cease to be outstanding effective as of the date of the Change in Control.

16.
Nontransferability of Purchase Rights.

        Neither payroll deductions credited to a Participant's Plan account nor a Participant's Purchase Right may be assigned, transferred, pledged or otherwise disposed of in any manner other than as provided by the Plan or by will or the laws of descent and distribution. (A beneficiary designation pursuant to Section 21 shall not be treated as a disposition for this purpose.) Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan as provided in Section 13.1. A Purchase Right shall be exercisable during the lifetime of the Participant only by the Participant.

17.
Compliance with Securities Law.

        The issuance of shares under the Plan shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities. A Purchase Right may not be exercised if the issuance of shares upon such exercise would constitute a violation of any applicable federal, state or foreign securities laws or other law or regulations or the requirements of any securities exchange or market system upon which the Stock may then be listed. In addition, no

Purchase Right may be exercised unless (a) a registration statement under the Securities Act of 1933, as amended, shall at the time of exercise of the Purchase Right be in effect with respect to the shares issuable upon exercise of the Purchase Right, or (b) in the opinion of legal counsel to the Company, the shares issuable upon exercise of the Purchase Right may be issued in accordance with the terms of an applicable exemption from the registration requirements of said Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company's legal counsel to be necessary to the lawful issuance and sale of any shares under the Plan shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to the exercise of a Purchase Right, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

18.
Rights as a Stockholder and Employee.

        A Participant shall have no rights as a stockholder by virtue of the Participant's participation in the Plan until the date of the issuance of a certificate for the shares purchased pursuant to the exercise of the Participant's Purchase Right (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such certificate is issued, except as provided in Section 4.2. Nothing herein shall confer upon a Participant any right to continue in the employ of the Participating Company Group or interfere in any way with any right of the Participating Company Group to terminate the Participant's employment at any time.

19.
Legends.

        The Company may at any time place legends or other identifying symbols referencing any applicable federal, state or foreign securities law restrictions or any provision convenient in the administration of the Plan on some or all of the certificates representing shares of Stock issued under the Plan. The Participant shall, at the request of the Company, promptly present to the Company any and all certificates representing shares acquired pursuant to a Purchase Right in the possession of the Participant in order to carry out the provisions of this Section. Unless otherwise specified by the Company, legends placed on such certificates may include but shall not be limited to the following:

        "THE SHARES EVIDENCED BY THIS CERTIFICATE WERE ISSUED BY THE CORPORATION TO THE REGISTERED HOLDER UPON THE PURCHASE OF SHARES UNDER AN EMPLOYEE STOCK PURCHASE PLAN AS DEFINED IN SECTION 423 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. THE TRANSFER AGENT FOR THE SHARES EVIDENCED HEREBY SHALL NOTIFY THE CORPORATION IMMEDIATELY OF ANY TRANSFER OF THE SHARES BY THE REGISTERED HOLDER HEREOF. THE REGISTERED HOLDER SHALL HOLD ALL SHARES PURCHASED UNDER THE PLAN IN THE REGISTERED HOLDER'S NAME (AND NOT IN THE NAME OF ANY NOMINEE)."

20.
Notification of Disposition of Shares.

        To the extent the Company does not require that shares be deposited into an ESPP Brokerage Account pursuant to Section 12, the Company may require the Participant to give the Company prompt notice of any disposition of shares acquired by exercise of a Purchase Right. The Company may require that until such time as a Participant disposes of shares acquired upon exercise of a Purchase Right, the Participant shall hold all such shares in the Participant's name (or, if elected by the Participant, in the name of the Participant and his or her spouse but not in the name of any nominee) until the later of two years after the date of grant of such Purchase Right or one year after the date of exercise of such

Purchase Right. The Company may direct that the certificates evidencing shares acquired by exercise of a Purchase Right refer to such requirement to give prompt notice of disposition.

21.
Designation of Beneficiary.

        21.1    Designation Procedure.    A Participant may file a written designation of a beneficiary who is to receive (a) shares and cash, if any, from the Participant's Plan account if the Participant dies subsequent to a Purchase Date but prior to delivery to the Participant of such shares and cash or (b) cash, if any, from the Participant's Plan account if the Participant dies prior to the exercise of the Participant's Purchase Right. If a married Participant designates a beneficiary other than the Participant's spouse, the effectiveness of such designation shall be subject to the consent of the Participant's spouse. A Participant may change his or her beneficiary designation at any time by written notice to the Company.

        21.2    Absence of Beneficiary Designation.    If a Participant dies without an effective designation pursuant to Section 21.1 of a beneficiary who is living at the time of the Participant's death, the Company shall deliver any shares or cash credited to the Participant's Plan account to the Participant's legal representative.

22.
Notices.

        All notices or other communications by a Participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

23.
Amendment or Termination of the Plan.

        23.1   The Board may at any time amend or terminate the Plan, except that (a) no such amendment or termination shall affect Purchase Rights previously granted under the Plan unless expressly provided by the Board and (b) no such amendment or termination may adversely affect a Purchase Right previously granted under the Plan without the consent of the Participant, except to the extent permitted by the Plan or as may be necessary to qualify the Plan as an employee stock purchase plan pursuant to Section 423 of the Code or to comply with any applicable law, regulation or rule. Any amendment to the Plan that would authorize the sale of more shares than are then authorized for issuance under the Plan or would change the definition of the corporations that may be designated by the Board as Participating Companies must be approved by the stockholders of the Company within twelve (12) months of the adoption of such amendment.

        23.2   Unless sooner terminated by the Board, the Plan shall terminate upon the earliest of (i) September 1, 2024, (ii) the date on which all shares available for issuance in the aggregate under the Plan shall have been sold pursuant to purchase rights exercised under the Plan or (iii) the date on which all Purchase Rights are exercised in connection with a Change in Control. No further purchase rights shall be granted or exercised, and no further payroll deductions shall be collected, under the Plan following such termination.

        IN WITNESS WHEREOF, the undersigned Secretary of the Company certifies that the foregoing sets forth the Finisar Corporation 2009 Employee Stock Purchase Plan as amended and restated through September 2, 2014.

Secretary

Directions to the 2014 Annual Meeting of Stockholders

FROM SAN JOSE:	FROM SAN FRANCISCO:

Take Interstate 280 Northbound.

Exit at Sand Hill Road and take the East ramp toward Menlo Park/Atherton.

At the signal, turn right onto Sand Hill Road.

At the first light, turn right into the complex labeled "2725 - 2775."

Take Interstate 280 Southbound.

Merge onto Interstate 280 South towards Menlo Park.

Exit at Sand Hill Road and take the East ramp (back over the freeway).

At the second light, turn right into the complex labeled "2725 - 2775."

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature (Joint Owners) Signature [PLEASE SIGN WITHIN BOX] Date Date To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0000216768_1 R1.0.0.51160 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 01 Eitan Gertel 02 Thomas E. Pardun FINISAR CORPORATION 1389 MOFFETT PARK DRIVE SUNNYVALE, CA 94089-1133 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2., 3., 4. and 5. For Against Abstain 2. To ratify the appointment of Ernst & Young LLP as Finisar's independent registered public accounting firm for the fiscal year ending May 3, 2015. 3. To vote on a non-binding advisory resolution to approve the compensation of Finisar's named executive officers. 4. To approve the amendment and restatement of the Finisar Corporation 2005 Stock Incentive Plan. 5. To approve the amendment and restatement of the Finisar Corporation 2009 Employee Stock Purchase Plan. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

0000216768_2 R1.0.0.51160 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/are available at www.proxyvote.com. FINISAR CORPORATION Annual Meeting of Stockholders September 2, 2014 9:00 AM Local Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Jerry S. Rawls and Kurt Adzema, or either of them, as proxies and attorneys-in-fact, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Finisar Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on September 2, 2014, at the offices of O'Melveny & Myers LLP, 2765 Sand Hill Road, Menlo Park, CA 94025, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted FOR the nominees listed in proposal 1., FOR proposals 2., 3., 4. and 5., and at the discretion of the proxies with regard to any other matter that may properly come before the meeting or any continuation, adjournment or postponement thereof. Continued and to be signed on reverse side